UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 29, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 29, 2008
Structured Equity Funds
Structured Large Cap Growth
Structured Large Cap Value
Structured Small Cap Equity
Structured U.S. Equity
Balanced Fund
Structured International Equity

Goldman Sachs Structured Equity Funds

■	STRUCTURED LARGE CAP GROWTH

■	STRUCTURED LARGE CAP VALUE

■	STRUCTURED SMALL CAP EQUITY

■	STRUCTURED U.S. EQUITY

■	BALANCED

■	STRUCTURED INTERNATIONAL EQUITY
TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	34
Financial Statements	80
Notes to the Financial Statements	87
Financial Highlights	108
Other Information	120

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Principal Investment Strategies and Risks
This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.
The Structured Large Cap Growth Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.
The Structured Large Cap Value Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.
The Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.
The Structured U.S. Equity Fund invests primarily in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.
The Balanced Fund invests in equity investments considered to have capital appreciation and/or dividend-paying ability and invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign securities may be more volatile than investments in U.S. securities and will be subject to fluctuation and sudden economic and political developments. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund’s balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.
The Structured International Equity Fund The Structured International Equity Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Domestic Structured Investment Process

■ Comprehensive – We calculate expected excess returns for more than 10,000 stocks on a daily basis.

■  Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■  Objective – Our stock selection process is free from the emotion that may lead to biased investment decisions.

■  Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■  We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■  Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■  Offer broad access to a clearly defined equity universe.

■ Generate excess returns that are positive, consistent and repeatable.

PORTFOLIO RESULTS
Structured Large Cap Growth Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Structured Large Cap Growth Fund (the “Fund”) during the six-month reporting period that ended February 29, 2008.
  Performance Review

Over the six-month period that ended February 29, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -11.17%, -11.55%, -11.55%, -11.03% and -11.24%, respectively. These returns compare to the -6.56% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period. During the period from their inception on November 30, 2007 through February 29, 2008, the Fund’s Class R and IR shares generated cumulative total returns of -12.23% and -12.19%, respectively. These returns compare to the -9.96% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same period.

The Fund uses a model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management Impact assesses the company’s management strategy and behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.
  Portfolio Positioning and Highlights

The Fund’s performance was disappointing over the past six months, a period in which, as a general matter, the market environment was challenging for quantitative strategies. The last 12 to 18 months has been characterized by increasing “crowding” by managers using quantitative models. (Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.) This “crowdedness” came to a head in August 2007 as a result of the quant liquidity crunch in which many of the quant managers in the quant space tried to reduce their exposure to equities simultaneously. The sell-off, which continued — albeit muted — into September and through the fourth quarter (particularly during November of 2007), adversely affected our investment themes, resulting in continued underperformance by the Fund. Any news that increased market volatility seemed to have a disproportionately negative impact on the Fund and our quantitative factors during the period.

Most of our investment themes were unsuccessful during the period. Valuation detracted most from relative performance, as inexpensive companies underperformed their more richly valued industry counterparts. Earnings Quality, Momentum, Profitability, Analyst Sentiment and Management Impact also detracted from performance, albeit to a lesser

PORTFOLIO RESULTS

extent. Among sectors, stock selection was weakest in the Consumer Discretionary sector and strongest in the Industrials sector.

Although the Fund has experienced an extended period of significant underperformance, we maintain a strong belief in an economically based, statistically proven, quantitatively driven process. To help us attempt to improve long-term returns, we have introduced a series of enhancements, including the addition of new factors, modifications to existing factors and the development of sector-specific factors. We regard many of the factors that we have implemented and those that we are currently researching as proprietary and therefore less likely to become crowded. This should help us reduce our reliance on factors that become more commonplace and allow us to migrate our models over time to more unique return opportunities. In addition, we are enhancing our trading methodology to allow for more frequent rebalancing, which should help us incorporate fresher financial data into our models while continuing to keep transaction costs as low as possible. We believe that by rebalancing our portfolios on a more frequent basis, we should be able to achieve more timely exposure to our investment themes and can better exploit shorter-lived information sources, which we believe should improve long-term results.

Quantitative investing has been more popular than we or many market participants anticipated. To be successful in the future, we believe quantitative managers should be acutely aware of other managers, be nimble in terms of trading, and employ proprietary models. At Goldman Sachs, we believe that we have the resources, experience and expertise that are necessary to succeed in these challenging times. Our team and Goldman Sachs are committed to doing everything we can to achieve better performance in the future. We thank you for your investment and will work to earn your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

New York, March 14, 2008

FUND BASICS
Structured Large Cap Growth Fund
as of February 29, 2008
PERFORMANCE REVIEW

September 1, 2007-February 29, 2008	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	-11.17%	-6.56%
Class B	-11.55	-6.56
Class C	-11.55	-6.56
Institutional	-11.03	-6.56
Service	-11.24	-6.56

November 30, 2007-February 29, 2008

Class R	-12.23%	-9.96%
Class IR	-12.19	-9.96

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	-3.33%	9.58%	2.24%		8.97%		11/11/91
Class B	-3.72	9.69	2.04		3.75		5/1/97
Class C	0.31	9.96	2.04		2.22		8/15/97
Institutional	2.74	11.27	3.23	[4]	9.63	[4]	11/11/91
Service	2.22	10.76	2.73	[4]	9.28	[4]	11/11/91
Class R	N/A	N/A	N/A		-0.45		11/30/07
Class IR	N/A	N/A	N/A		-0.47		11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end, except for Class R and Class IR Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Institutional and Service Shares prior to May 1, 1997 (commencement of operations) is that of Class A Shares. Class A Share performance for such period is that of a predecessor separate account (which converted into Class A Shares) adjusted to reflect the higher fees and expenses applicable to the Fund’s Class A Shares. Although the predecessor separate account was managed by Goldman Sachs Asset Management in a manner and pursuant to investment objectives in all material respects equivalent to management and investment objectives of the Structured Large Cap Growth Fund, the separate account was not registered under the Investment Company Act of 1940, as amended (the “Act”) and was not subject to certain investment restrictions imposed by the Act. If it had registered under the Act, performance might have been adversely affected. The fees applicable to Institutional and Service Shares are different from those applicable to Class A Shares, which impacts performance ratings and rankings for a class of shares.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.09%
Class B	1.70	1.84
Class C	1.70	1.84
Institutional	0.55	0.69
Service	1.05	1.19
Class R	1.20	1.34
Class IR	0.70	0.84

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP TEN HOLDINGS AS OF 2/29/08[6]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	5.0%	Software
Apple, Inc.	2.6	Computers & Peripherals

Texas Instruments, Inc.	2.5	Semiconductors & Semiconductor Equipment
Exxon Mobil Corp.	2.4	Oil, Gas & Consumable Fuels
Medco Health Solutions, Inc.	2.3	Health Care Providers & Services
Altria Group, Inc.	2.1	Tobacco
Time Warner, Inc.	2.1	Media
Pfizer, Inc.	1.9	Pharmaceuticals
Merck & Co., Inc.	1.9	Pharmaceuticals
Halliburton Co.	1.9	Energy Equipment & Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATIONS[7]
Percentage of Net Assets

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

FUND BASICS
PORTFOLIO RESULTS
Structured Large Cap Value Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Structured Large Cap Value Fund (the “Fund”) during the six-month reporting period that ended February 29, 2008.
  Performance Review

Over the six-month period that ended February 29, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -13.97%, -14.26%, -14.27%, -13.79% and -14.04%, respectively. These returns compare to the -10.38% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period. During the period from their inception on November 30, 2007 through February 29, 2008, the Fund’s Class R and IR shares generated cumulative total returns of -10.48% and -10.37%, respectively. These returns compare to the -8.92% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same period.

The Fund uses a model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management Impact assesses the company’s management strategy and behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.
  Portfolio Positioning and Highlights

The Fund’s performance was disappointing over the past six months, a period in which, as a general matter, the market environment was challenging for quantitative strategies. The last 12 to 18 months has been characterized by increasing “crowding” by managers using quantitative models. (Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.) This “crowdedness” came to a head in August 2007 as a result of the quant liquidity crunch in which many of the quant managers in the quant space tried to reduce their exposure to equities simultaneously. The sell-off, which continued — albeit muted — into September and through the fourth quarter (particularly during November of 2007), adversely affected our investment themes, resulting in continued underperformance by the Fund. Any news that increased market volatility seemed to have a disproportionately negative impact on the Fund and our quantitative factors during the period.

Most of our investment themes were unsuccessful during the period. Profitability detracted most from relative performance, as companies with strong profit margins underperformed their industry counterparts. Analyst Sentiment, Earnings Quality and Management Impact also detracted from performance, albeit to a lesser extent. On the upside, Valuation and Momentum contributed positively to relative performance. Among sectors, stock selection

PORTFOLIO RESULTS

was weakest in the Energy and Consumer Discretionary sectors and strongest in the Information Technology sector.

Although the Fund has experienced an extended period of significant underperformance, we maintain a strong belief in an economically based, statistically proven, quantitatively driven process. To help us attempt to improve long-term returns, we have introduced a series of enhancements, including the addition of new factors, modifications to existing factors and the development of sector-specific factors. We regard many of the factors that we have implemented and those that we are currently researching as proprietary and therefore less likely to become crowded. This should help us reduce our reliance on factors that become more commonplace and allow us to migrate our models over time to more unique return opportunities. In addition, we are enhancing our trading methodology to allow for more frequent rebalancing, which should help us incorporate fresher financial data into our models while continuing to keep transaction costs as low as possible. We believe that by rebalancing our portfolios on a more frequent basis, we should be able to achieve more timely exposure to our investment themes and can better exploit shorter-lived information sources, which we believe should improve long-term results.

Quantitative investing has been more popular than we or many market participants anticipated. To be successful in the future, we believe quantitative managers should be acutely aware of other managers, be nimble in terms of trading, and employ proprietary models. At Goldman Sachs, we believe that we have the resources, experience and expertise that are necessary to succeed in these challenging times. Our team and Goldman Sachs are committed to doing everything we can to achieve better performance in the future. We thank you for your investment and will work to earn your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

New York, March 14, 2008

FUND BASICS
Structured Large Cap Value Fund
as of February 29, 2008
PERFORMANCE REVIEW

September 1, 2007-February 29, 2008	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]

Class A	-13.97%	-10.38%
Class B	-14.26	-10.38
Class C	-14.27	-10.38
Institutional	-13.79	-10.38
Service	-14.04	-10.38

November 30, 2007-February 29, 2008

Class R	-10.48%	-8.92%
Class IR	-10.37	-8.92

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Since Inception	Inception Date

Class A	-10.89%	11.82%	4.89%	12/31/98
Class B	-11.06	11.98	4.75	12/31/98
Class C	-7.29	12.25	4.77	12/31/98
Institutional	-5.31	13.55	5.95	12/31/98
Service	-5.79	13.00	5.45	12/31/98
Class R	N/A	N/A	-1.88	11/30/07
Class IR	N/A	N/A	-1.84	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end, except for Class R and Class IR Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.04%
Class B	1.70	1.79
Class C	1.70	1.79
Institutional	0.55	0.64
Service	1.05	1.14
Class R	1.20	1.29
Class IR	0.70	0.79

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP TEN HOLDINGS AS OF 2/29/08[5]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	7.9%	Oil, Gas & Consumable Fuels
Bank of America Corp.	4.2	Diversified Financial Services
Pfizer, Inc.	4.0	Pharmaceuticals
General Electric Co.	3.5	Industrial Conglomerates
JPMorgan Chase & Co.	3.1	Diversified Financial Services
Chevron Corp.	2.5	Oil, Gas & Consumable Fuels
Time Warner, Inc.	2.4	Media
Anadarko Petroleum Corp.	2.3	Oil, Gas & Consumable Fuels
Verizon Communications, Inc.	2.3	Diversified Telecommunication Services

Reliant Energy, Inc.	2.1	Independent Power Producers & Energy Traders

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Structured Small Cap Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) during the six-month reporting period that ended February 29, 2008.
  Performance Review

Over the six-month period that ended February 29, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -16.24%, -16.58%, -16.59%, -16.05% and -16.32%, respectively. These returns compare to the -12.91% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), over the same time period. During the period from their inception on November 30, 2007 through February 29, 2008, the Fund’s Class R and IR shares generated cumulative total returns of -11.29% and -11.21%, respectively. These returns compare to the -10.33% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), over the same period.

The Fund uses a model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management Impact assesses the company’s management strategy and behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.
  Portfolio Positioning and Highlights

The Fund’s performance was disappointing over the past six months, a period in which, as a general matter, the market environment was challenging for quantitative strategies. The last 12 to 18 months has been characterized by increasing “crowding” by managers using quantitative models. (Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.) This “crowdedness” came to a head in August 2007 as a result of the quant liquidity crunch in which many of the quant managers in the quant space tried to reduce their exposure to equities simultaneously. The sell-off, which continued — albeit muted — into September and through the fourth quarter (particularly during November of 2007), adversely affected our investment themes, resulting in continued underperformance by the Fund. Any news that increased market volatility seemed to have a disproportionately negative impact on the Fund and our quantitative factors during the period.

Overall, returns to our investment themes were mixed during the period. Analyst Sentiment (where we prefer companies that financial analysts are becoming increasingly positive about) detracted most from relative performance. Profitability and Valuation also hampered results, albeit to a lesser extent. Meanwhile, Momentum and Earnings Quality added value. Among sectors, stock selection was weakest in the Financials and Consumer Discretionary sectors and strongest in the Materials and Health Care sectors.

PORTFOLIO RESULTS

Although the Fund has experienced an extended period of significant underperformance, we maintain a strong belief in an economically based, statistically proven, quantitatively driven process. To help us attempt to improve long-term returns, we have introduced a series of enhancements, including the addition of new factors, modifications to existing factors and the development of sector-specific factors. We regard many of the factors that we have implemented and those that we are currently researching as proprietary and therefore less likely to become crowded. This should help us reduce our reliance on factors that become more commonplace and allow us to migrate our models over time to more unique return opportunities. In addition, we are enhancing our trading methodology to allow for more frequent rebalancing, which should help us incorporate fresher financial data into our models while continuing to keep transaction costs as low as possible. We believe that by rebalancing our portfolios on a more frequent basis, we should be able to achieve more timely exposure to our investment themes and can better exploit shorter-lived information sources, which we believe should improve long-term results.

Quantitative investing has been more popular than we or many market participants anticipated. To be successful in the future, we believe quantitative managers should be acutely aware of other managers, be nimble in terms of trading, and employ proprietary models. At Goldman Sachs, we believe that we have the resources, experience and expertise that are necessary to succeed in these challenging times. Our team and Goldman Sachs are committed to doing everything we can to achieve better performance in the future. We thank you for your investment and will work to earn your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

New York, March 14, 2008

FUND BASICS
Structured Small Cap Equity Fund
as of February 29, 2008
PERFORMANCE REVIEW

September 1, 2007-February 29, 2008	Fund Total Return (based on NAV)[1]	Russell 2000 Index[2]

Class A	-16.24%	-12.91%
Class B	-16.58	-12.91
Class C	-16.59	-12.91
Institutional	-16.05	-12.91
Service	-16.32	-12.91

November 30, 2007-February 29, 2008

Class R	-11.29%	-10.33%
Class IR	-11.21	-10.33

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-20.05%	10.22%	4.67%	5.27%	8/15/97
Class B	-20.29	10.23	4.48	5.06	8/15/97
Class C	-16.87	10.63	4.51	5.09	8/15/97
Institutional	-15.09	11.89	5.69	6.26	8/15/97
Service	-15.56	11.32	5.16	5.74	8/15/97
Class R	N/A	N/A	N/A	-0.21	11/30/07
Class IR	N/A	N/A	N/A	-0.21	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end, except for Class R and Class IR Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.33%
Class B	2.00	2.08
Class C	2.00	2.08
Institutional	0.85	0.93
Service	1.35	1.43
Class R	1.50	1.58
Class IR	1.00	1.08

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP TEN HOLDINGS AS OF 2/29/08[5]

Holding	% of Net Assets	Line of Business

CF Industries Holdings, Inc.	2.0%	Chemicals
Stone Energy Corp.	2.0	Oil, Gas & Consumable Fuels
Aspen Insurance Holdings Ltd.	1.6	Insurance
Swift Energy Co.	1.2	Oil, Gas & Consumable Fuels
Terra Industries, Inc.	1.2	Chemicals
Entertainment Properties Trust	1.0	Real Estate Investment Trusts (REITs)
Synopsys, Inc.	1.0	Software
Jones Lang LaSalle, Inc.	1.0	Real Estate Management & Development
Capella Education Co.	1.0	Diversified Consumer Services
AMB Property Corp.	1.0	Real Estate Investment Trusts (REITs)

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Structured U.S. Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Structured U.S. Equity Fund (the “Fund”) during the six-month reporting period that ended February 29, 2008.
  Performance Review

Over the six-month reporting period that ended February 29, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -12.01%, -12.35%, -12.33%, -11.84% and -12.01%, respectively. These returns compare to the -8.79% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period. During the period from their inception on November 30, 2007 through February 29, 2008, the Fund’s Class R and IR shares generated cumulative total returns of -11.32% and -11.24%, respectively. These returns compare to the -9.68% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same period.

The Fund uses a model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management Impact assesses the company’s management strategy and behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.
  Portfolio Positioning and Highlights

The Fund’s performance was disappointing over the past six months, a period in which, as a general matter, the market environment was challenging for quantitative strategies. The last 12 to 18 months has been characterized by increasing “crowding” by managers using quantitative models. (Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.) This “crowdedness” came to a head in August 2007 as a result of the quant liquidity crunch in which many of the quant managers in the quant space tried to reduce their exposure to equities simultaneously. The sell-off, which continued — albeit muted — into September and through the fourth quarter (particularly during November of 2007), adversely affected our investment themes, resulting in continued underperformance by the Fund. Any news that increased market volatility seemed to have a disproportionately negative impact on the Fund and our quantitative factors during the period.

Most of our investment themes were unsuccessful during the period. Profitability and Valuation detracted most from relative performance, as companies with strong profit margins that appear cheaper relative to their industry peers underperformed. Earnings Quality, Momentum and Management Impact also detracted from performance, albeit to a lesser extent, while Analyst Sentiment contributed positively to relative performance. Among

PORTFOLIO RESULTS

sectors, stock selection was weakest in the Telecommunication Services, Consumer Discretionary and Energy sectors. Stock selection was most positive in the Industrials sector.

Although the Fund has experienced an extended period of significant underperformance, we maintain a strong belief in an economically based, statistically proven, quantitatively driven process. To help us attempt to improve long-term returns, we have introduced a series of enhancements, including the addition of new factors, modifications to existing factors and the development of sector-specific factors. We regard many of the factors that we have implemented and those that we are currently researching as proprietary and therefore less likely to become crowded. This should help us reduce our reliance on factors that become more commonplace and allow us to migrate our models over time to more unique return opportunities. In addition, we are enhancing our trading methodology to allow for more frequent rebalancing, which should help us incorporate fresher financial data into our models while continuing to keep transaction costs as low as possible. We believe that by rebalancing our portfolios on a more frequent basis, we should be able to achieve more timely exposure to our investment themes and can better exploit shorter-lived information sources, which we believe should improve long-term results.

Quantitative investing has been more popular than we or many market participants anticipated. To be successful in the future, we believe quantitative managers should be acutely aware of other managers, be nimble in terms of trading, and employ proprietary models. At Goldman Sachs, we believe that we have the resources, experience and expertise that are necessary to succeed in these challenging times. Our team and Goldman Sachs are committed to doing everything we can to achieve better performance in the future. We thank you for your investment and will work to earn your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

New York, March 14, 2008

FUND BASICS
Structured U.S. Equity Fund
as of February 29, 2008
PERFORMANCE REVIEW

September 1, 2007–February 29, 2008	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]

Class A	-12.01%	-8.79%
Class B	-12.35	-8.79
Class C	-12.33	-8.79
Institutional	-11.84	-8.79
Service	-12.01	-8.79

November 30, 2007–February 29, 2008

Class R	-11.32%	-9.68%
Class IR	-11.24	-9.68

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	-6.72%	10.81%	4.55%	9.08%		5/24/91
Class B	-6.94	10.93	4.38	7.21		5/1/96
Class C	-3.04	11.24	4.38	4.65		8/15/97
Institutional	-0.89	12.51	5.58	9.78		6/15/95
Service	-1.36	11.97	5.06	9.41	[4]	5/24/91
Class R	N/A	N/A	N/A	-1.33		11/30/07
Class IR	N/A	N/A	N/A	-1.29		11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end, except for Class R and Class IR Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to June 7, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Structured U.S. Equity Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.10%
Class B	1.70	1.85
Class C	1.70	1.85
Institutional	0.55	0.70
Service	1.05	1.20
Class R	1.20	1.35
Class IR	0.70	0.85

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP TEN HOLDINGS AS OF 2/29/08[6]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	6.2%	Oil, Gas & Consumable Fuels
Microsoft Corp.	3.5	Software
Pfizer, Inc.	3.3	Pharmaceuticals
Bank of America Corp.	3.0	Diversified Financial Services
Altria Group, Inc.	2.9	Tobacco
Time Warner, Inc.	2.5	Media
JPMorgan Chase & Co.	2.3	Diversified Financial Services
Chevron Corp.	2.2	Oil, Gas & Consumable Fuels
Verizon Communications, Inc.	2.1	Diversified Telecommunication Services
Medco Health Solutions, Inc.	2.1	Health Care Providers & Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATIONS[7]
Percentage of Net Assets

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

FUND BASICS
GOLDMAN SACHS BALANCED FUND
What Differentiates Goldman Sachs’
Balanced Fund Investment Process?

The Goldman Sachs Balanced Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds

Fully invested, well-diversified portfolio that:

■  Maintains style, sector, risk and capitalization characteristics similar to the benchmark.

■  Offers broad access to a clearly defined equity universe.

■  Aims to generate equity income that is consistent and repeatable.

In quantitative investing, we have an extremely systematic and disciplined approach to investing. We have developed our own process-specific daily risk model that evaluates risk for more than 10,000 U.S. stocks daily. Our portfolio construction process uses this model in its attempt to manage and allocate portfolio risk.

In fixed income investing, we believe that a total return investment philosophy provides the most complete picture of performance. We emphasize fundamental credit expertise. Our group scrutinizes factors that could impact a bond’s performance over time — similar to the evaluation of company stocks. Additionally, we identify, monitor and measure a fund’s risk profile.

               The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Quantitative Equity Group: A group of investment professionals with over 17 years of investment experience and a strong commitment to quantitative research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS
Balanced Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Balanced Fund (the “Fund”) during the six-month reporting period that ended February 29, 2008.
  Performance Review

For the six-month period that ended February 29, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -4.96%, -5.38%, -5.36%, -4.79% and -4.92%, respectively. These returns compare to the -8.79% and 5.67% cumulative total returns of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested) and the Lehman Brothers Aggregate Bond Index, respectively.

The Fund generally allocates a portion of its assets in both equity and fixed income securities. As the benchmark returns indicate, the fixed income market, as measured by the Lehman Brothers Aggregate Bond Index, outperformed the equity market, as measured by the S&P 500 Index, over the six-month reporting period. As a result, the Fund’s allocation to equity securities caused it to lag the fixed income benchmark. Conversely, its allocation to fixed income helped it to outperform the equity benchmark.
  Asset Allocation

■	Equities — As of February 29, 2008, the Fund was 54% invested in equities. The Goldman Sachs Global Quantitative Equity group manages the equity portion of the Fund’s portfolio. The group seeks to provide investors with a broad diversified exposure to the U.S. large-cap equity market. It does not take size or sector bets. Rather, it favors stocks with higher dividends within each industry. Its portfolio construction process integrates tax considerations into its investment decisions. The group uses a unique, proprietary risk model in its stock selection process. It believes this risk model can be beneficial as it identifies, tracks and manages risk in the portfolio.

■	Fixed Income — As of February 29, 2008, the Fund was 44% invested in fixed income securities. During the six-month reporting period, the fixed income portion of the portfolio was underweight versus the Lehman Brothers Aggregate Bond Index in the collateralized and investment grade corporate sectors. In contrast, it was modestly overweight in the high yield and emerging market debt sectors. Over the period, we were positioned for the shape of the U.S. yield curve to steepen in the belief that the Federal Reserve Board would continue to lower the Federal Funds rate (i.e., shorter maturity Treasury yields would fall), and that prolonged cuts would put upward pressure on long-term inflation (i.e., longer maturity Treasury yields would rise). Over the period, we had a preference for lower quality investment grade corporate and higher quality high yield securities as we believed select industries and securities in these segments offered more attractive risk/reward opportunities. We also increased our residential mortgage-backed securities position, particularly our holdings of AAA-rated nonagency-backed adjustable-rate mortgages, on what we believed to be solid fundamentals and attractive valuations.
  QUANTITATIVE EQUITY

The equity portion of the Fund continued to be broadly diversified and, at the end of the six-month period, its industry and sector weights were similar to those of the S&P 500 Index. Within each industry, the Global Quantitative Equity group generally favored stocks offering a high dividend yield. At the end of the reporting period, the dividend yield of the

PORTFOLIO RESULTS

equity portion of the Fund was 3.04%, compared to 1.95% for the S&P 500 Index. In terms of individual stocks, active weights in biotechnology company Gilead Sciences, insurer Fidelity National, multiline insurance company American International Group and data processing firm Automatic Data Processing were among the largest positive contributors to relative performance in the portfolio. On the downside, municipal bond insurer MBIA Inc., pharmaceutical company Wyeth and metals and mining firm Southern Copper Corp. were among the biggest detractors from relative performance.
  FIXED INCOME

The fixed income markets were characterized by increasing volatility over the period resulting from the meltdown in the subprime mortgage sector and a worldwide credit crunch. Yields fell dramatically as risk aversion peaked and investors fled to quality. A global selloff led to a severe re-pricing of assets across the risk spectrum, with many high quality sectors trading at discounts not supported by their fundamentals. Although spreads widened across all segments of the fixed income market, the collateralized sectors — particularly high quality mortgage and asset-backed securities — were hit the hardest. Within the corporate sector, financial issuers underperformed the most; financials suffered disproportionately from the turmoil in the subprime market and mounting liquidity concerns.

By the end of the period, yields were lower across the Treasury yield curve. In the global flight to quality, demand for U.S. Treasuries soared to the detriment of all other asset classes. The yield curve steepened as short-term rates (i.e., three-month Treasuries) fell more than 2.25% in response to several Federal Reserve Board rate cuts, bringing the Federal Funds rate to 3.00%. The yield on the 10-year Treasury Note fell 102 basis points, ending the period at 3.51%.

The most meaningful contributor to the Fund’s fixed income relative performance was its curve steepening position. Its cross-sector positioning also added modestly to results. As housing-related and credit-sensitive sectors underperformed Treasuries, the Fund’s underweight exposures to residential mortgages and investment grade corporate bonds added to relative results.

The primary detractor from performance was security selection among mortgage-backed securities. An overweight to commercial mortgages and asset-backed securities also hampered results. Spillover from the subprime meltdown forced hedge funds and levered investors to liquidate their highest quality assets to meet margin calls. The selloff caused non-Agency mortgages to sell off significantly, particularly adjustable rate mortgages and asset-backed securities.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Quantitative Equity Investment Group and
Goldman Sachs Fixed Income Investment Group

New York, March 12, 2008

FUND BASICS
Balanced Fund
as of February 29, 2008
PERFORMANCE REVIEW

September 1, 2007-	Fund Total Return		Lehman Brothers
February 29, 2008	(based on NAV)[1]	S&P 500 Index[2]	Aggregate Bond Index[3]

Class A	-4.96%	-8.79%	5.67%
Class B	-5.38	-8.79	5.67
Class C	-5.36	-8.79	5.67
Institutional	-4.79	-8.79	5.67
Service	-4.92	-8.79	5.67

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 12/31/07	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	-1.80%	7.64%	3.47%		7.21%		10/12/94
Class B	-1.94	7.71	3.29		5.45		5/1/96
Class C	2.14	8.07	3.28		3.32		8/15/97
Institutional	4.40	9.54	4.58		4.60		8/15/97
Service	4.11	8.79	3.94	[5]	7.57	[5]	10/12/94

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[5]	Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of the Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Balanced Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.05%	1.30%
Class B	1.80	2.05
Class C	1.80	2.05
Institutional	0.65	0.90
Service	1.15	1.40

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP TEN HOLDINGS AS OF 2/29/08[7]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	2.8%	Oil, Gas & Consumable Fuels
General Electric Co.	2.1	Industrial Conglomerates
Microsoft Corp.	1.5	Software
Bank of America Corp.	1.3	Diversified Financial Services
Pfizer, Inc.	1.2	Pharmaceuticals
JPMorgan Chase & Co.	1.1	Diversified Financial Services
The Coca-Cola Co.	1.1	Beverages
AT&T, Inc.	1.0	Diversified Telecommunication Services
Hewlett-Packard Co.	1.0	Computers & Peripherals
Abbott Laboratories	0.9	Pharmaceuticals

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
EQUITY SECTOR ALLOCATIONS[8]
Percentage of Net Assets

FIXED INCOME SECTOR ALLOCATIONS[8]
Percentage of Net Assets

[8]	The Fund is actively managed and, as such, its composition may differ over time. The above equity sector graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graphs may not sum to 100% due to the exclusion of other assets and liabilities.

FUND BASICS
GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Structured International Investment Process

■ Comprehensive – We forecast returns on over 5,000 stocks, 21 countries and 9 currencies on a daily basis.

■  Rigorous – We evaluate stocks, countries, and currencies based on fundamental investment criteria that have outperformed historically.

■  Objective – Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■  Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■  We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■  Blend top-down market views with bottom-up stock selection.

■  Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■ Achieve excess returns by taking intentional country bets and many small diversified stock positions.

PORTFOLIO RESULTS
Structured International Equity Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Structured International Equity Fund (the “Fund”) during the six-month reporting period that ended February 29, 2008.
  Performance Review

Over the six-month period that ended February 29, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -7.43%, -7.79%, -7.78%, -7.29% and -7.57%, respectively. These returns compare to the -4.61% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested), over the same time period. During the period from their inception on November 30, 2007 through February 29, 2008, the Fund’s Class R and IR shares generated cumulative total returns of -11.24% and -11.13%, respectively. These returns compare to the -9.97% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested), over the same period.

The Fund uses a model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management Impact assesses the company’s management strategy and behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

The Fund incorporates two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy. The proprietary stock selection and country/ currency models used in the process focus on investment criteria that have demonstrated strong predictability of future returns over long periods of time. Within the stock selection strategy, we seek out stocks that are relatively cheap with good momentum. We also look for stocks about which fundamental research analysts are becoming more positive and companies that are profitable, have sustainable earnings and use their capital to enhance shareholder value. At the same time, utilizing our country/currency selection models, we focus on those country equity markets and currencies that also appear cheap with good momentum. We also look for countries/currencies that are associated with high risk premiums, favorable macro economic environments and strong fund flows. Both strategies tend to perform differently from each other over time, which enables us to greater diversify the Fund.
  Portfolio Positioning and Highlights

The Fund’s performance was disappointing over the past six months, a period in which, as a general matter, the market environment was challenging for quantitative strategies. The last 12 to 18 months has been characterized by increasing “crowding” by managers using quantitative models. (Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.) This “crowdedness” came to a head in August 2007 as a result of the quant liquidity crunch in which many of the quant

PORTFOLIO RESULTS

managers in the quant space tried to reduce their exposure to equities simultaneously. The sell-off, which continued — albeit muted — into September and through the fourth quarter (particularly during November of 2007), adversely affected our investment themes, resulting in continued underperformance by the Fund. Any news that increased market volatility seemed to have a disproportionately negative impact on the Fund and our quantitative factors during the period.

During the reporting period, most of our investment themes were unsuccessful with regards to stock selection. Valuation was our worst performing theme, as inexpensive companies underperformed their more richly valued industry counterparts. Analyst Sentiment, Profitability and Earnings Quality also detracted from performance, albeit to a lesser extent, while Momentum contributed positively to relative performance. Meanwhile, Management Impact was flat for the period. Among sectors, stock selection was weakest in the Industrials sector and most positive in the Financials sector.

Within country selection, underweight positions in Spain and Australia detracted the most from relative performance. On the upside, an overweight position in Hong Kong and an underweight position in Japan contributed positively to relative returns.

Although the Fund has experienced an extended period of significant underperformance, we maintain a strong belief in an economically based, statistically proven, quantitatively driven process. To help us attempt to improve long-term returns, we have introduced a series of enhancements, including the addition of new factors, modifications to existing factors and the development of sector-specific factors. We regard many of the factors that we have implemented and those that we are currently researching as proprietary and therefore less likely to become crowded. This should help us reduce our reliance on factors that become more commonplace and allow us to migrate our models over time to more unique return opportunities. In addition, we are enhancing our trading methodology to allow for more frequent rebalancing, which should help us incorporate fresher financial data into our models while continuing to keep transaction costs as low as possible. We believe that by rebalancing our portfolios on a more frequent basis, we should be able to achieve more timely exposure to our investment themes and can better exploit shorter-lived information sources, which we believe should improve long-term results.

Quantitative investing has been more popular than we or many market participants anticipated. To be successful in the future, we believe quantitative managers should be acutely aware of other managers, be nimble in terms of trading, and employ proprietary models. At Goldman Sachs, we believe that we have the resources, experience and expertise that are necessary to succeed in these challenging times. Our team and Goldman Sachs are committed to doing everything we can to achieve better performance in the future. We thank you for your investment and will work to earn your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

New York, March 14, 2008

FUND BASICS
Structured International Equity Fund
as of February 29, 2008
PERFORMANCE REVIEW

September 1, 2007-February 29, 2008	Fund Total Return (based on NAV)[1]	MSCI EAFE Index[2]

Class A	-7.43%	-4.61%
Class B	-7.79	-4.61
Class C	-7.78	-4.61
Institutional	-7.29	-4.61
Service	-7.57	-4.61

November 30, 2007-February 29, 2008

Class R	-11.24%	-9.97%
Class IR	-11.13	-9.97

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	4.03%	20.15%	7.80%	6.16%	8/15/97
Class B	3.88	20.46	7.80	6.14	8/15/97
Class C	8.23	20.69	7.79	6.14	8/15/97
Institutional	10.48	22.07	9.02	7.34	8/15/97
Service	10.05	21.50	8.50	6.83	8/15/97
Class R	N/A	N/A	N/A	-2.15	11/30/07
Class IR	N/A	N/A	N/A	-2.10	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end, except for Class R and Class IR Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.21%	1.25%
Class B	1.96	2.00
Class C	1.96	2.00
Institutional	0.81	0.85
Service	1.31	1.35
Class R	1.46	1.50
Class IR	0.96	1.00

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP TEN HOLDINGS AS OF 2/29/08[5]

Holding	% of Net Assets	Line of Business

Total SA	3.0%	Oil, Gas & Consumable Fuels
Honda Motor Co. Ltd.	2.4	Automobiles
E.ON AG	2.2	Electric Utilities
Zurich Financial Services AG	2.2	Insurance
Sanofi-Aventis	2.2	Pharmaceuticals
BASF AG	2.1	Chemicals
Nokia Oyj	2.1	Communications Equipment
Vodafone Group PLC ADR	2.0	Wireless Telecommunication Services
Vivendi SA	1.8	Media

Muenchener Rueckversicherungs- Gesellschaft AG	1.7	Insurance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND
Schedule of Investments
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – 98.3%

Aerospace & Defense – 4.1%
118,600	Honeywell International, Inc.	$6,824,244
138,812	Lockheed Martin Corp.	14,325,398
403,873	Northrop Grumman Corp.	31,748,457
6,200	Raytheon Co.	402,008
249,000	The Boeing Co.	20,614,710

		73,914,817

Air Freight & Logistics – 0.3%
9,300	C.H. Robinson Worldwide, Inc.	472,161
59,700	United Parcel Service, Inc. Class B	4,193,328

		4,665,489

Airlines – 0.2%
10,600	Northwest Airlines Corp.*	142,358
9,600	Southwest Airlines Co.	117,696
85,900	UAL Corp.	2,602,770

		2,862,824

Beverages – 2.6%
133,400	Coca-Cola Enterprises, Inc.	3,258,962
14,600	Hansen Natural Corp.*	605,900
29,100	PepsiAmericas, Inc.	736,230
268,217	PepsiCo., Inc.	18,657,175
362,700	The Coca-Cola Co.	21,203,442
62,900	The Pepsi Bottling Group, Inc.	2,139,229

		46,600,938

Biotechnology – 4.0%
588,352	Amgen, Inc.*(a)	26,781,783
368,000	Biogen Idec, Inc.*	21,476,480
385,872	Gilead Sciences, Inc.*	18,259,463
293,249	Millennium Pharmaceuticals, Inc.*	4,102,554

		70,620,280

Building Products – 0.0%
1,700	Armstrong World Industries, Inc.*	61,200

Capital Markets – 1.3%
98,400	Ameriprise Financial, Inc.(a)	4,982,976
141,035	Bank of New York Mellon Corp.	6,187,205
11,700	BlackRock, Inc.	2,261,025
163,000	Eaton Vance Corp.	5,191,550
10,100	Federated Investors, Inc. Class B	409,858
168,000	Janus Capital Group, Inc.	4,068,960
4,100	SEI Investments Co.	102,541

		23,204,115

Chemicals – 1.7%
6,000	Ashland, Inc.	265,020
178,232	Celanese Corp.	6,933,225
12,500	E.I. du Pont de Nemours & Co.	580,250
6,900	International Flavors & Fragrances, Inc.	297,597
18,200	Minerals Technologies, Inc.	1,097,096
66,599	Monsanto Co.	7,704,172
6,500	PPG Industries, Inc.	402,870
227,700	Terra Industries, Inc.*(b)	10,294,317
5,600	The Lubrizol Corp.	326,480
17,100	The Mosaic Co.*	1,903,230
8,100	The Scotts Miracle-Gro Co.	288,279

		30,092,536

Commercial Services & Supplies – 0.6%
5,700	Herman Miller, Inc.	170,031
43,200	HNI Corp.(b)	1,276,992
162,500	Manpower, Inc.	9,213,750

		10,660,773

Communications Equipment – 3.7%
1,317,638	Cisco Systems, Inc.*	32,110,838
1,236,091	Juniper Networks, Inc.*(b)	33,151,961

		65,262,799

Computers & Peripherals – 5.4%
373,404	Apple, Inc.*	46,682,968
817,000	Dell, Inc.*	16,217,450
1,140,100	EMC Corp.*	17,717,154
130,708	Hewlett-Packard Co.	6,243,921
47,778	International Business Machines Corp.	5,440,003
94,000	Lexmark International, Inc.*	3,104,820
21,800	Seagate Technology	470,226
7	Sun Microsystems, Inc.*	115

		95,876,657

Construction & Engineering – 0.8%
63,000	Fluor Corp.	8,772,750
32,700	Foster Wheeler Ltd.*	2,140,215
119,300	KBR, Inc.*	3,976,269

		14,889,234

Consumer Finance – 0.0%
8,000	Capital One Financial Corp.	368,240

Containers & Packaging – 0.4%
124,200	Owens-Illinois, Inc.*	7,011,090

Diversified Consumer Services – 2.5%
516,300	Apollo Group, Inc.*	31,690,494
29,800	DeVry, Inc.	1,309,412
208,100	ITT Educational Services, Inc.*(b)	11,491,282

		44,491,188

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Diversified Financial Services – 1.2%
274,000	Bank of America Corp.	$10,888,760
15,800	CME Group, Inc.	8,110,140
73,600	JPMorgan Chase & Co.	2,991,840

		21,990,740

Diversified Telecommunication Services – 0.3%
130,473	Embarq Corp.	5,472,038

Electrical Equipment – 1.0%
312,061	Rockwell Automation, Inc.	17,072,857
22,700	Thomas & Betts Corp.*(b)	911,405

		17,984,262

Electronic Equipment & Instruments – 1.3%
77,200	Agilent Technologies, Inc.*	2,363,092
244,300	Avnet, Inc.*	8,235,353
45,600	Tech Data Corp.*	1,520,760
359,300	Tyco Electronics Ltd.	11,820,970

		23,940,175

Energy Equipment & Services – 3.9%
40,200	Cameron International Corp.*	1,707,696
107,300	Dresser-Rand Group, Inc.*	3,655,711
11,600	Exterran Holdings, Inc.*	807,940
14,300	FMC Technologies, Inc.*	810,238
515,383	Global Industries Ltd.*	9,488,201
883,300	Halliburton Co.(b)	33,830,390
155,500	National-Oilwell Varco, Inc.*	9,687,650
900	Oceaneering International Inc.*	54,000
5,900	Patterson-UTI Energy, Inc.	140,007
36,000	SEACOR Holdings, Inc.*	3,455,640
15,000	Transocean, Inc.*	2,107,650
59,800	Weatherford International Ltd.*	4,121,416

		69,866,539

Food & Staples Retailing – 2.5%
97,900	BJ’s Wholesale Club, Inc.*	3,089,724
142,500	Costco Wholesale Corp.	8,823,600
70,400	CVS Caremark Corp.	2,842,752
7,000	Ruddick Corp.	225,750
34,000	Safeway, Inc.	977,160
17,800	SUPERVALU, Inc.	467,250
880,500	The Kroger Co.	21,352,125
128,600	Wal-Mart Stores, Inc.	6,377,274

		44,155,635

Food Products – 0.7%
20,600	Bunge Ltd.	2,283,304
1,100	Hormel Foods Corp.	44,946
717,786	Tyson Foods, Inc.	10,343,296

		12,671,546

Health Care Equipment & Supplies – 1.9%
38,300	Baxter International, Inc.	2,260,466
700	Beckman Coulter, Inc.	47,250
37,800	Boston Scientific Corp.*	475,902
55,900	Covidien Ltd.	2,391,961
4,300	Intuitive Surgical, Inc.*	1,212,256
166,200	Kinetic Concepts, Inc.*	8,541,018
361,510	Medtronic, Inc.	17,844,134
33,130	St. Jude Medical, Inc.*	1,423,927

		34,196,914

Health Care Providers & Services – 5.1%
442,219	AmerisourceBergen Corp.	18,449,377
368,600	Express Scripts, Inc.*	21,784,260
97,586	Humana, Inc.*	6,668,051
800	Kindred Healthcare, Inc.*	16,872
44,100	McKesson Corp.	2,591,316
913,742	Medco Health Solutions, Inc.*	40,487,908

		89,997,784

Hotels, Restaurants & Leisure – 0.7%
50,100	Chipotle Mexican Grill, Inc.*(b)	4,974,930
216,321	Yum! Brands, Inc.	7,452,258

		12,427,188

Household Durables – 0.3%
83,400	Garmin Ltd.(b)	4,896,414

Household Products – 1.3%
2,500	Church & Dwight Co., Inc.	133,650
201,600	Energizer Holdings, Inc.*(b)	18,714,528
67,300	Procter & Gamble Co.	4,453,914

		23,302,092

Independent Power Producers & Energy Traders – 1.8%
1,442,400	Reliant Energy, Inc.*	32,886,720

Industrial Conglomerates – 1.0%
235,300	3M Co.	18,447,520

Insurance – 0.2%
53,100	Axis Capital Holdings Ltd.	1,957,797
28,600	Endurance Specialty Holdings Ltd.	1,123,980
4,500	MetLife, Inc.	262,170

		3,343,947

Internet & Catalog Retail – 1.5%
332,450	Amazon.com, Inc.*(a)(b)	21,433,052
196,324	Expedia, Inc.*(b)	4,501,709

		25,934,761

Internet Software & Services – 2.2%
186,720	eBay, Inc.*	4,921,939
61,800	Google, Inc.*	29,118,924
128,800	VeriSign, Inc.*	4,482,240

		38,523,103

IT Services – 2.0%
429,500	Accenture Ltd.	15,139,875
111,798	MasterCard, Inc.(b)	21,241,620

		36,381,495

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Life Sciences Tools & Services – 0.7%
155,200	Applera Corp. - Applied Biosystems Group	$5,231,792
48,642	Invitrogen Corp.*	4,109,763
115,200	PerkinElmer, Inc.	2,859,264

		12,200,819

Machinery – 3.8%
483,262	AGCO Corp.*(a)(b)	31,344,373
95,900	Caterpillar, Inc.	6,936,447
23,400	Crane Co.	964,782
600	Flowserve Corp.	65,340
540,100	Ingersoll-Rand Co. Ltd.	22,608,586
57,800	Joy Global, Inc.	3,836,186
19,100	SPX Corp.	1,953,930

		67,709,644

Media – 4.0%
1,233,459	CBS Corp. Class B	28,147,535
24,900	The DIRECTV Group, Inc.*	623,745
2,435,589	Time Warner, Inc.	38,019,544
112,700	Viacom, Inc. Class B*	4,479,825

		71,270,649

Metals & Mining – 1.0%
21,500	AK Steel Holding Corp.	1,131,330
2,800	Commercial Metals Co.	85,288
161,600	Newmont Mining Corp.	8,269,072
60,914	Southern Copper Corp.(b)	6,950,897
82,600	Worthington Industries, Inc.(b)	1,452,934

		17,889,521

Multiline Retail – 0.0%
1,400	Target Corp.	73,654

Oil, Gas & Consumable Fuels – 5.6%
461,100	Anadarko Petroleum Corp.	29,390,514
4,000	Apache Corp.	458,840
83,300	Devon Energy Corp.	8,556,576
499,900	Exxon Mobil Corp.	43,496,299
130,815	Noble Energy, Inc.	10,125,081
2,100	Occidental Petroleum Corp.	162,477
52,300	Pioneer Natural Resources Co.	2,342,517
30,000	Valero Energy Corp.	1,733,100
85,800	W&T Offshore, Inc.	3,044,184

		99,309,588

Personal Products – 0.4%
118,200	Avon Products, Inc.	4,498,692
45,800	Herbalife Ltd.	1,915,814
4,900	The Estee Lauder Cos., Inc.	208,642

		6,623,148

Pharmaceuticals – 4.7%
66,700	Abbott Laboratories	3,571,785
127,842	Eli Lilly & Co.	6,394,657
768,780	Merck & Co., Inc.	34,056,954
1,533,700	Pfizer, Inc.	34,170,836
200,725	Schering-Plough Corp.	4,355,732
19,700	Watson Pharmaceuticals, Inc.*(b)	547,857

		83,097,821

Real Estate Investment Trusts – 2.8%
27,400	AMB Property Corp.	1,374,932
69,100	AvalonBay Communities, Inc.	6,386,913
239,700	Equity Residential	9,151,746
38,200	Federal Realty Investment Trust	2,738,176
434,900	ProLogis	23,432,412
67,000	The Macerich Co.	4,288,000
40,600	Ventas, Inc.	1,697,892

		49,070,071

Real Estate Management & Development – 0.0%
2,100	Jones Lang LaSalle, Inc.	160,419

Road & Rail – 0.6%
5,900	CSX Corp.	286,268
329,800	J.B. Hunt Transportation Services, Inc.	9,026,626
2,900	Landstar System, Inc.	134,502
7,700	Norfolk Southern Corp.	407,253
4,400	Union Pacific Corp.	548,944
15,500	Werner Enterprises, Inc.	275,745

		10,679,338

Semiconductors & Semiconductor Equipment – 4.3%
341,900	Analog Devices, Inc.	9,203,948
446,050	Intel Corp.	8,898,698
75,800	MEMC Electronic Materials, Inc.*	5,782,024
54,400	National Semiconductor Corp.	895,968
324,254	NVIDIA Corp.*	6,935,793
1,484,050	Texas Instruments, Inc.(b)	44,462,138

		76,178,569

Software – 7.2%
4,200	Activision, Inc.*	114,450
24,900	Advent Software, Inc.*	1,119,006
1,600	Autodesk, Inc.*	49,744
393,300	CA, Inc.	8,998,704
3,247,875	Microsoft Corp.	88,407,157
1,208,000	Symantec Corp.*	20,342,720
404,900	Synopsys, Inc.*	9,397,729

		128,429,510

Specialty Retail – 2.4%
4,600	Aeropostale, Inc.*	123,556
250,949	AutoNation, Inc.*	3,656,327
17,300	AutoZone, Inc.*	1,990,884
256,600	Best Buy Co., Inc.	11,036,366
329,100	GameStop Corp.*	13,940,676
402,300	RadioShack Corp.(b)	7,020,135

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Specialty Retail – (continued)
90,900	The Home Depot, Inc.	$2,413,395
88,200	The TJX Cos., Inc.	2,822,400

		43,003,739

Thrifts & Mortgage Finance – 0.0%
2,400	Hudson City Bancorp, Inc.	38,088

Tobacco – 3.6%
520,964	Altria Group, Inc.(a)	38,103,307
35,700	Loews Corp. - Carolina Group	2,687,853
2,000	Reynolds American, Inc.	127,440
51,100	Universal Corp.	2,908,101
370,600	UST, Inc.(b)	20,119,874

		63,946,575

Trading Companies & Distributors – 0.2%
41,100	W.W. Grainger, Inc.	3,027,426

Wireless Telecommunication Services – 0.5%
1,367,047	Sprint Nextel Corp.	9,719,704

TOTAL COMMON STOCKS
(Cost $1,847,177,800)		$1,749,429,336

Exchange Traded Fund – 0.0%

Health Care Providers & Services – 0.0%
5,800	Health Care Select Sector SPDR Fund	$190,240
(Cost $201,550)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(c) – 1.3%

Joint Repurchase Agreement Account II
$23,000,000	3.166%	03/03/08	$23,000,000
Maturity Value: $23,006,068
(Cost $23,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,870,379,350)			$1,772,619,576

	Interest
Shares	Rate	Value
Securities Lending Collateral(d) – 8.6%

Boston Global Investment Trust – Enhanced Portfolio
152,616,600	3.646%	$152,616,600
(Cost $152,616,600)

TOTAL INVESTMENTS – 108.2%
(Cost $2,022,995,950)		$1,925,236,176

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.2)%		(146,151,444)

NET ASSETS – 100.0%		$1,779,084,732

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Joint repurchase agreement was entered into on February 29, 2008. Additional information appears on page 79.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.

Investment Abbreviation:
SPDR	—	Standard and Poor’s Depository Receipt

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At February 29, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Loss

S&P Mini 500 Index	418	March 2008	$27,824,170	$(295,527)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
Schedule of Investments
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – 97.0%

Aerospace & Defense – 1.6%
5,700	General Dynamics Corp.	$466,545
62,500	Honeywell International, Inc.	3,596,250
65,200	Lockheed Martin Corp.	6,728,640
39,919	Northrop Grumman Corp.	3,138,032
9,700	Raytheon Co.	628,948
1,600	Rockwell Collins, Inc.	94,240
103,800	The Boeing Co.	8,593,602

		23,246,257

Airlines – 0.0%
2,300	Northwest Airlines Corp.*	30,889
18,700	UAL Corp.	566,610

		597,499

Beverages – 0.9%
134,100	Coca-Cola Enterprises, Inc.	3,276,063
7,400	Hansen Natural Corp.*	307,100
195,300	PepsiAmericas, Inc.	4,941,090
24,600	PepsiCo., Inc.	1,711,176
57,800	The Pepsi Bottling Group, Inc.	1,965,778

		12,201,207

Biotechnology – 1.8%
253,400	Amgen, Inc.*	11,534,768
253,000	Biogen Idec, Inc.*	14,765,080

		26,299,848

Capital Markets – 3.0%
329,400	Ameriprise Financial, Inc.(a)	16,680,816
372,885	Bank of New York Mellon Corp.	16,358,465
13,300	BlackRock, Inc.	2,570,225
119,900	Eaton Vance Corp.	3,818,815
89,400	Janus Capital Group, Inc.	2,165,268
18,700	Morgan Stanley	787,644

		42,381,233

Chemicals – 2.2%
1,000	Ashland, Inc.	44,170
260,400	Celanese Corp.	10,129,560
68,200	CF Industries Holdings, Inc.	8,325,856
900	Cytec Industries, Inc.	51,552
4,000	Huntsman Corp.	96,520
1,000	International Flavors & Fragrances, Inc.	43,130
41,100	Minerals Technologies, Inc.	2,477,508
1,300	Olin Corp.	24,986
144,300	Terra Industries, Inc.*(b)	6,523,803
19,100	The Lubrizol Corp.	1,113,530
24,100	The Mosaic Co.*	2,682,330
15,400	The Scotts Miracle-Gro Co.	548,086

		32,061,031

Commercial Banks – 5.4%
255,000	BB&T Corp.(b)	7,938,150
180,200	East West Bancorp, Inc.(b)	3,389,562
44,000	First Community Bancorp	1,254,000
25,600	FirstMerit Corp.	480,512
3,100	Marshall & Ilsley Corp.	71,920
1,033,000	Regions Financial Corp.	21,899,600
330,997	SunTrust Banks, Inc.(b)	19,240,856
118,300	U.S. Bancorp	3,787,966
188,600	Wachovia Corp.	5,774,932
482,300	Wells Fargo & Co.	14,097,629

		77,935,127

Commercial Services & Supplies – 0.0%
7,000	Herman Miller, Inc.	208,810

Communications Equipment – 0.7%
364,300	Juniper Networks, Inc.*	9,770,526

Computers & Peripherals – 0.3%
32,700	Apple, Inc.*	4,088,154

Construction & Engineering – 0.9%
31,100	Fluor Corp.	4,330,675
25,400	Foster Wheeler Ltd.*	1,662,430
189,700	KBR, Inc.*	6,322,701

		12,315,806

Consumer Finance – 0.2%
46,500	Capital One Financial Corp.	2,140,395

Containers & Packaging – 0.2%
56,400	Owens-Illinois, Inc.*	3,183,780

Diversified Consumer Services – 2.1%
355,400	Apollo Group, Inc.*	21,814,452
900	DeVry, Inc.	39,546
143,800	ITT Educational Services, Inc.*(b)	7,940,636

		29,794,634

Diversified Financial Services – 7.7%
1,508,411	Bank of America Corp.(b)	59,944,253
271,360	Citigroup, Inc.	6,433,945
1,091,012	JPMorgan Chase & Co.	44,349,638

		110,727,836

Diversified Telecommunication Services – 4.9%
741,777	AT&T, Inc.(a)	25,836,093
135,100	CenturyTel, Inc.	4,889,269
151,441	Embarq Corp.	6,351,436
901,601	Verizon Communications, Inc.	32,746,148

		69,822,946

Electric Utilities – 2.0%
796,800	Duke Energy Corp.(b)	13,975,872
118,290	Entergy Corp.	12,153,115
47,200	FirstEnergy Corp.	3,190,248

		29,319,235

Electrical Equipment – 0.0%
300	Rockwell Automation, Inc.	16,413

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Electronic Equipment & Instruments – 0.6%
30,100	Tech Data Corp.*	$1,003,835
247,150	Tyco Electronics Ltd.	8,131,235

		9,135,070

Energy Equipment & Services – 0.7%
1,100	FMC Technologies, Inc.*	62,326
523,538	Global Industries Ltd.*	9,638,334

		9,700,660

Food & Staples Retailing – 1.7%
14,800	BJ’s Wholesale Club, Inc.*	467,088
167,500	Costco Wholesale Corp.	10,371,600
900	Ruddick Corp.	29,025
10,300	Safeway, Inc.	296,022
12,200	SUPERVALU, Inc.	320,250
475,800	The Kroger Co.	11,538,150
31,800	Wal-Mart Stores, Inc.	1,576,962

		24,599,097

Food Products – 1.5%
73,700	Bunge Ltd.(b)	8,168,908
2,200	Corn Products International, Inc.	80,762
8,200	Hormel Foods Corp.	335,052
890,892	Tyson Foods, Inc.	12,837,754

		21,422,476

Gas Utilities – 0.2%
75,800	ONEOK, Inc.	3,530,006

Health Care Equipment & Supplies – 0.1%
41,300	Kinetic Concepts, Inc.*(b)	2,122,407

Health Care Providers & Services – 2.3%
241,600	AmerisourceBergen Corp.	10,079,552
600	Express Scripts, Inc.*	35,460
200	Kindred Healthcare, Inc.*	4,218
512,100	Medco Health Solutions, Inc.*	22,691,151

		32,810,381

Hotels, Restaurants & Leisure – 0.2%
26,400	Chipotle Mexican Grill, Inc.*(b)	2,621,520

Household Durables – 0.1%
28,300	Garmin Ltd.	1,661,493

Household Products – 1.3%
1,500	Church & Dwight Co., Inc.	80,190
52,800	Energizer Holdings, Inc.*	4,901,424
201,530	Procter & Gamble Co.	13,337,255

		18,318,869

Independent Power Producers & Energy Traders – 2.5%
5,100	Constellation Energy Group, Inc.	450,585
14,200	Mirant Corp.*	525,400
128,800	NRG Energy, Inc.*(b)	5,315,576
1,304,311	Reliant Energy, Inc.*	29,738,291

		36,029,852

Industrial Conglomerates – 3.6%
1,516,930	General Electric Co.	50,271,060
43,900	Tyco International Ltd.	1,758,634

		52,029,694

Insurance – 5.6%
4,600	Alleghany Corp.*	1,660,600
208,250	American International Group, Inc.	9,758,595
149,600	Arch Capital Group Ltd.*	10,244,608
22,500	Axis Capital Holdings Ltd.	829,575
190,000	Endurance Specialty Holdings Ltd.	7,467,000
6,900	First American Corp.	240,327
1,500	Hanover Insurance Group, Inc.	65,535
60,100	Loews Corp.	2,514,584
274,400	MetLife, Inc.	15,986,544
107,200	Nationwide Financial Services, Inc.	4,422,000
65,000	Prudential Financial, Inc.	4,743,050
7,400	Reinsurance Group of America, Inc.	404,854
55,300	The Allstate Corp.	2,639,469
169,898	The Chubb Corp.	8,647,808
231,600	The Travelers Cos., Inc.	10,748,556
700	Transatlantic Holdings, Inc.	47,180

		80,420,285

Internet & Catalog Retail – 0.8%
168,700	Amazon.com, Inc.*(b)	10,876,089

IT Services – 0.4%
31,100	MasterCard, Inc.(b)	5,909,000

Life Sciences Tools & Services – 0.0%
200	PerkinElmer, Inc.	4,964

Machinery – 3.1%
224,000	AGCO Corp.*(a)	14,528,640
94,300	Caterpillar, Inc.	6,820,719
10,800	Deere & Co.	920,268
379,800	Ingersoll-Rand Co. Ltd.	15,898,428
3,100	Joy Global, Inc.	205,747
57,900	SPX Corp.	5,923,170

		44,296,972

Media – 3.9%
956,277	CBS Corp. Class B	21,822,241
2,209,400	Time Warner, Inc.	34,488,734

		56,310,975

Metals & Mining – 0.8%
31,100	AK Steel Holding Corp.	1,636,482
5,300	Carpenter Technology Corp.	332,999
13,400	Commercial Metals Co.	408,164
38,400	Newmont Mining Corp.	1,964,928
6,900	Reliance Steel & Aluminum Co.	382,674

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Metals & Mining – (continued)
36,100	Southern Copper Corp.	$4,119,371
150,900	Worthington Industries, Inc.(b)	2,654,331

		11,498,949

Multi-Utilities – 0.6%
1,600	Alliant Energy Corp.	55,584
87,200	Dominion Resources, Inc.	3,482,768
67,900	DTE Energy Co.	2,703,099
900	OGE Energy Corp.	29,223
45,000	PG&E Corp.	1,694,700
910	Public Service Enterprise Group, Inc.	40,131
2,700	TECO Energy, Inc.	40,446
2,100	Vectren Corp.	54,117

		8,100,068

Oil, Gas & Consumable Fuels – 17.1%
514,400	Anadarko Petroleum Corp.	32,787,856
99,000	Apache Corp.	11,356,290
1,000	Bill Barrett Corp.*	46,340
410,299	Chevron Corp.	35,556,511
89,200	Cimarex Energy Co.	4,700,840
101,040	ConocoPhillips	8,357,019
1,500	Continental Resources, Inc.*	42,120
75,795	Devon Energy Corp.	7,785,662
1,297,082	Exxon Mobil Corp.	112,859,105
7,900	Newfield Exploration Co.*	437,502
62,896	Noble Energy, Inc.	4,868,150
183,100	Occidental Petroleum Corp.	14,166,447
14,101	Overseas Shipholding Group, Inc.	884,415
201,600	Pioneer Natural Resources Co.	9,029,664
31,700	Valero Energy Corp.	1,831,309
31,000	W&T Offshore, Inc.	1,099,880

		245,809,110

Personal Products – 0.2%
52,700	Avon Products, Inc.	2,005,762
26,300	Herbalife Ltd.	1,100,129
2,600	The Estee Lauder Cos., Inc.	110,708

		3,216,599

Pharmaceuticals – 4.1%
19,400	Merck & Co., Inc.	859,420
2,595,500	Pfizer, Inc.	57,827,740

		58,687,160

Real Estate Investment Trusts – 4.4%
1,100	AMB Property Corp.	55,198
145,100	AvalonBay Communities, Inc.(b)	13,411,593
257,900	Equity Residential	9,846,622
19,000	Federal Realty Investment Trust	1,361,920
3,500	Liberty Property Trust	103,985
497,200	ProLogis	26,789,136
1,400	Regency Centers Corp.	83,090
1,600	SL Green Realty Corp.	146,400
93,600	The Macerich Co.	5,990,400
122,200	Ventas, Inc.	5,110,404

		62,898,748

Real Estate Management & Development – 0.1%
9,300	Jones Lang LaSalle, Inc.	710,427

Road & Rail – 0.3%
147,100	J.B. Hunt Transportation Services, Inc.	4,026,127
1,100	Union Pacific Corp.	137,236
2,000	Werner Enterprises, Inc.	35,580

		4,198,943

Semiconductors & Semiconductor Equipment – 0.2%
98,300	Texas Instruments, Inc.	2,945,068

Software – 1.4%
544,700	Microsoft Corp.	14,826,734
303,700	Symantec Corp.*	5,114,308

		19,941,042

Specialty Retail – 0.5%
92,000	AutoNation, Inc.*	1,340,440
23,500	Best Buy Co., Inc.	1,010,735
97,000	GameStop Corp.*	4,108,920
1,200	The TJX Cos., Inc.	38,400

		6,498,495

Thrifts & Mortgage Finance – 0.5%
408,100	Hudson City Bancorp, Inc.	6,476,547

Tobacco – 3.2%
385,040	Altria Group, Inc.	28,161,826
14,500	Loews Corp. – Carolina Group	1,091,705
2,200	Reynolds American, Inc.	140,184
37,300	Universal Corp.	2,122,743
275,100	UST, Inc.	14,935,179

		46,451,637

Trading Companies & Distributors – 0.0%
7,800	W.W. Grainger, Inc.	574,548

Wireless Telecommunication Services – 1.1%
2,286,870	Sprint Nextel Corp.	16,259,646

TOTAL COMMON STOCKS
(Cost $1,485,960,087)		$1,392,177,534

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(c) – 2.8%

Joint Repurchase Agreement Account II
$39,800,000	3.166%	03/03/08	$39,800,000
Maturity Value: $39,810,501
(Cost $39,800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,525,760,087)			$1,431,977,534

	Interest
Shares	Rate	Value
Securities Lending Collateral(d) – 6.5%

Boston Global Investment Trust – Enhanced Portfolio
92,927,025	3.646%	$92,927,025
(Cost $92,927,025)

TOTAL INVESTMENTS – 106.3%
(Cost $1,618,687,112)		$1,524,904,559

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.3)%		(89,843,112)

NET ASSETS – 100.0%		$1,435,061,447

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	A portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or portion of security is on loan.

(c)	Joint repurchase agreement was entered into on February 29, 2008. Additional information appears on page 79.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At February 29, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

S&P Mini 500 Index	612	March 2008	$40,737,780	$226,710

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Schedule of Investments
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – 98.9%

Aerospace & Defense – 1.2%
15,500	Aerovironment, Inc.*(a)	$329,220
32,700	Applied Signal Technology, Inc.	389,130
160,800	Cubic Corp.	4,111,656
215,400	DynCorp International, Inc.*	3,579,948
2,400	Esterline Technologies Corp.*	125,760
1,900	Ladish Co., Inc.*	67,830
7,100	MTC Technologies, Inc.*	168,270
8,800	Stanley, Inc.*	243,672
24,600	Taser International, Inc.*(a)	277,242
10,800	Teledyne Technologies, Inc.*	479,520
1,100	Triumph Group, Inc.	62,249

		9,834,497

Air Freight & Logistics – 0.0%
13,900	Dynamex, Inc.*	321,368

Airlines – 0.1%
172,500	ExpressJet Holdings, Inc.*	419,175
24,900	Pinnacle Airlines Corp.*(a)	279,129
4,500	SkyWest, Inc.	99,540

		797,844

Auto Components – 0.6%
69,100	Amerigon, Inc.*	1,254,856
148,200	Cooper Tire & Rubber Co.	2,677,974
3,300	Drew Industries, Inc.*	88,968
117,400	Hayes Lemmerz International, Inc.*	373,332
5,100	Modine Manufacturing Co.	63,648
32,900	Standard Motor Products, Inc.	243,789
20,500	Stoneridge, Inc.*	220,990

		4,923,557

Automobiles – 0.0%
5,100	Coachmen Industries, Inc.	22,593

Beverages – 0.4%
16,600	Hansen Natural Corp.*	688,900
14,100	MGP Ingredients, Inc.	90,522
2,845	National Beverage Corp.	20,825
55,500	PepsiAmericas, Inc.	1,404,150
27,300	The Boston Beer Co., Inc.*	973,518

		3,177,915

Biotechnology – 3.1%
163,000	Alkermes, Inc.*	2,109,220
127,900	Applera Corp. – Celera Group*	1,772,694
100	Array BioPharma, Inc.*	560
19,500	Cepheid, Inc.*	539,760
153,500	Cubist Pharmaceuticals, Inc.*	2,793,700
39,700	Enzon Pharmaceuticals, Inc.*	341,023
40,600	GenVec*	46,284
12,600	LifeCell Corp.*	508,410
38,600	Martek Biosciences Corp.*	1,106,276
100	Medarex, Inc.*	930
36,600	Metabolix, Inc.*	589,260
369,350	Millennium Pharmaceuticals, Inc.*	5,167,207
32,800	Molecular Insight Pharmaceuticals, Inc.*(a)	234,848
30,700	Neurocrine Biosciences, Inc.*	153,807
22,000	Omrix Biopharmaceuticals, Inc.*	531,300
151,400	OSI Pharmaceuticals, Inc.*(a)	5,442,830
5,300	Pharmion Corp.*	379,427
79,000	Poniard Pharmaceuticals, Inc.*(a)	323,900
42,800	Synta Pharmaceuticals Corp.*(a)	379,208
16,500	Tercica, Inc.*	99,825
23,900	United Therapeutics Corp.*(a)	2,011,663
617,600	XOMA Ltd.*	1,568,704

		26,100,836

Building Products – 0.1%
1,600	American Woodmark Corp.	30,368
6,200	Builders FirstSource, Inc.*	41,106
29,800	Gibraltar Industries, Inc.	325,714
44,200	Griffon Corp.*	391,170

		788,358

Capital Markets – 2.2%
50,253	Apollo Investment Corp.(a)	778,921
9,059	BlackRock Kelso Capital Corp.	113,781
17,700	Calamos Asset Management, Inc.	325,503
10,000	Capital Southwest Corp.	1,100,600
11,000	Eaton Vance Corp.	350,350
43,200	GAMCO Investors, Inc.	2,420,064
5,200	GFI Group, Inc.*	398,060
119,100	Greenhill & Co., Inc.(a)	7,742,691
97,262	Janus Capital Group, Inc.	2,355,686
20,200	Knight Capital Group, Inc.*	323,806
8,315	NGP Capital Resources Co.	135,618
48,000	optionsXpress Holdings, Inc.	1,111,680
39,900	Piper Jaffray Cos., Inc.*	1,545,327
1,924	Sanders Morris Harris Group, Inc.	17,181

		18,719,268

Chemicals – 4.5%
7,700	A. Schulman, Inc.	157,388
9,500	Arch Chemicals, Inc.	331,645
27,100	Calgon Carbon Corp.*(a)	442,814
139,480	CF Industries Holdings, Inc.	17,027,718
100	Ferro Corp.	1,610
49,579	Innospec, Inc.	929,111
31,600	Koppers Holdings, Inc.	1,319,932
6,500	LSB Industries, Inc.*	155,025
48,900	Minerals Technologies, Inc.	2,947,692
2,200	NewMarket Corp.	147,290
8,100	OM Group, Inc.*	490,293
19,575	Penford Corp.	428,497
21,300	PolyOne Corp.*	138,450
1,300	Quaker Chemical Corp.	30,550
1,200	Rockwood Holdings, Inc.*	36,828

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Chemicals – (continued)
168,700	ShengdaTech, Inc.*(a)	$1,784,846
9,900	Spartech Corp.	140,283
37,200	Stepan Co.	1,268,520
225,300	Terra Industries, Inc.*(a)	10,185,813
100	The Lubrizol Corp.	5,830
7,100	Zep, Inc.	111,470

		38,081,605

Commercial Banks – 4.5%
100	1st Source Corp.	1,746
124,800	Banco Latinoamericano de Exportaciones S.A.	1,677,312
100	BOK Financial Corp.	5,172
70,900	Boston Private Financial Holdings, Inc.(a)	976,293
100	Capitol Bancorp Ltd.	1,862
157,406	Cascade Bancorp(a)	1,599,245
3,900	Cathay General Bancorp	85,488
16,700	Central Pacific Financial Corp.	308,783
14,200	Chemical Financial Corp.(a)	315,524
3,800	City Holding Co.	141,512
2,400	City National Corp.	123,000
9,300	Community Bancorp*	114,390
136,000	East West Bancorp, Inc.(a)	2,558,160
100	Enterprise Financial Services Corp.	2,001
1,600	First Bancorp	28,336
12,050	First Citizens BancShares, Inc.	1,713,389
256,100	First Community Bancorp	7,298,850
7,400	First Merchants Corp.	199,874
25,241	First Regional Bancorp*	404,108
62,500	FirstMerit Corp.	1,173,125
65,900	Frontier Financial Corp.(a)	987,182
71,117	Hanmi Financial Corp.	542,623
8,700	Home Bancshares, Inc.(a)	173,826
42,285	Horizon Financial Corp.	541,248
30,400	Nara Bancorp, Inc.	333,184
2,200	NBT Bancorp, Inc.	42,174
133,697	Preferred Bank	2,449,329
100	Renasant Corp.	2,106
105	Republic Bancorp, Inc.	1,718
100	SCBT Financial Corp.	2,991
18,600	Sierra Bancorp(a)	416,082
42,400	Signature Bank*	1,123,600
100	Simmons First National Corp.	2,555
4,100	Suffolk Bancorp	122,467
89,200	SVB Financial Group*(a)	4,040,760
79,200	Texas Capital Bancshares, Inc.*	1,184,832
52,100	The South Financial Group, Inc.(a)	751,803
6,300	Tompkins Trustco, Inc.(a)	277,515
461,700	Umpqua Holdings Corp.(a)	6,542,289
69,900	W Holding Co., Inc.(a)	91,569
100	Washington Trust Bancorp, Inc.	2,312
1,900	Wintrust Financial Corp.	64,125

		38,424,460

Commercial Services & Supplies – 3.3%
233,200	Bowne & Co., Inc.	3,094,564
24,200	CDI Corp.	550,550
5,600	Comfort Systems USA, Inc.	66,640
100	Cornell Cos., Inc.*	2,081
9,200	GeoEye, Inc.*	277,932
2,900	Healthcare Services Group, Inc.	57,362
162,900	Herman Miller, Inc.	4,859,307
66,300	HNI Corp.(a)	1,959,828
762,481	IKON Office Solutions, Inc.	5,428,865
3,200	Resources Connection, Inc.	51,520
8,500	School Specialty, Inc.*	259,420
691,445	Spherion Corp.*	4,480,563
139,100	United Stationers, Inc.*	6,865,976
6,976	Waste Industries USA, Inc.	255,252

		28,209,860

Communications Equipment – 1.5%
281,700	ADTRAN, Inc.(b)	5,188,914
30,400	Avocent Corp.*	508,592
153,700	Blue Coat Systems, Inc.*	3,608,876
6,000	CommScope, Inc.*	251,280
13,000	Digi International, Inc.*	136,890
34,400	Ditech Networks, Inc.*	93,912
21,400	Dycom Industries, Inc.*	244,816
5,400	EMS Technologies, Inc.*	155,466
77,400	Network Equipment Technologies, Inc.*	441,180
116,900	Plantronics, Inc.	2,204,734
53,000	SeaChange International, Inc.*	312,700
100	Sycamore Networks, Inc.*	349
98	Symmetricom, Inc.*	335

		13,148,044

Computers & Peripherals – 1.1%
149,200	Emulex Corp.*	2,220,096
26,300	Hutchinson Technology, Inc.*	441,840
312,100	Immersion Corp.*(a)	2,631,003
16,373	Netezza Corp.*	162,093
232,100	Novatel Wireless, Inc.*(a)	2,455,618
410,500	Quantum Corp.*	1,026,250
22,000	Synaptics, Inc.*	589,380

		9,526,280

Construction & Engineering – 1.1%
196	EMCOR Group, Inc.*	4,722
104,400	Integrated Electrical Services, Inc.*	1,801,944
65,000	KBR, Inc.*	2,166,450
9,300	Michael Baker Corp.*	267,840
1,100	Northwest Pipe Co.*	45,914
140,900	Perini Corp.*	5,280,932

		9,567,802

Consumer Finance – 0.0%
1,000	QC Holdings, Inc.	8,210
100	Rewards Network, Inc.*	460

		8,670

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Containers & Packaging – 0.0%
5,900	AptarGroup, Inc.	$221,132

Diversified Consumer Services – 2.7%
154,300	Capella Education Co.*	8,133,153
132,000	Corinthian Colleges, Inc.*(a)	1,049,400
99,800	DeVry, Inc.	4,385,212
87,900	INVESTools, Inc.*	1,017,003
6,900	ITT Educational Services, Inc.*	381,018
146,200	Pre-Paid Legal Services, Inc.*(a)	6,966,430
17,600	Steiner Leisure Ltd.*	577,632
46,500	Universal Technical Institute, Inc.*	581,250

		23,091,098

Diversified Financial Services – 0.0%
100	Compass Diversified Trust	1,360
1,800	Portfolio Recovery Associates, Inc.(a)	65,736

		67,096

Diversified Telecommunication Services – 1.4%
55,600	Atlantic Tele-Network, Inc.	1,709,700
174,900	Cbeyond, Inc.*(a)	2,866,611
110,300	IDT Corp. Class B(a)	646,358
209,200	NTELOS Holdings Corp.	4,462,236
114,100	Premiere Global Services, Inc.*	1,612,233
10,100	Shenandoah Telecommunications Co.	150,389
42,200	SureWest Communications	530,454

		11,977,981

Electric Utilities – 0.8%
32,000	Central Vermont Public Service Corp.(a)	766,400
5,200	Cleco Corp.	119,132
4,600	DPL, Inc.	117,346
47,200	El Paso Electric Co.*	965,712
300	Northeast Utilities	7,611
24,000	Otter Tail Corp.	778,800
107,600	Portland General Electric Co.	2,510,308
15,100	Sierra Pacific Resources	194,941
53,200	Unisource Energy Corp.	1,258,180

		6,718,430

Electrical Equipment – 2.8%
1,500	Acuity Brands, Inc.	66,615
17,900	AZZ, Inc.*	634,018
18,600	Baldor Electric Co.	533,262
40,568	Belden CDT, Inc.	1,594,322
106,200	C&D Technologies, Inc.*(a)	579,852
13,224	Coleman Cable, Inc.*	156,176
131,200	Encore Wire Corp.(a)	2,197,600
52,600	EnerSys*	1,209,274
4,000	Franklin Electric Co., Inc.	131,920
338,100	GrafTech International Ltd.*	5,416,362
55,300	II-VI, Inc.*	1,810,522
50,800	LSI Industries, Inc.	675,132
14,200	Polypore International, Inc.*	255,174
17,700	Powell Industries, Inc.*	674,724
12,700	Regal-Beloit Corp.	468,884
183,556	Superior Essex, Inc.*	5,209,319
34,100	Vicor Corp.	413,633
65,300	Woodward Governor Co.	1,865,621

		23,892,410

Electronic Equipment & Instruments – 1.4%
27,900	Avnet, Inc.*	940,509
113,700	Bell Microproducts, Inc.*	380,895
11,200	Cognex Corp.	216,496
4,700	CTS Corp.	45,590
16,100	FLIR Systems, Inc.*	458,206
185,200	Ingram Micro, Inc.*	2,828,004
28,100	Insight Enterprises, Inc.*	492,593
100	Littelfuse, Inc.*	3,117
33,500	Mercury Computer Systems, Inc.*	214,735
139,200	Methode Electronics, Inc.	1,482,480
5,500	Multi-Fineline Electronix, Inc.*	116,985
6,100	National Instruments Corp.	157,746
900	OSI Systems, Inc.*	19,035
3,500	Park Electrochemical Corp.	82,425
24,100	PC Connection, Inc.*(a)	239,313
5,500	RadiSys Corp.*	52,305
800	ScanSource, Inc.*	27,176
54,600	SYNNEX Corp.*	1,136,226
91,900	Tech Data Corp.*	3,064,865
5,800	Technitrol, Inc.	127,658
2,900	TTM Technologies, Inc.*	31,958

		12,118,317

Energy Equipment & Services – 2.4%
26,600	Bronco Drilling Co., Inc.*	420,546
211,100	Cal Dive International, Inc.*	2,199,662
36,500	Dawson Geophysical Co.*(a)	2,404,255
7,700	Geokinetics, Inc.*	132,209
332,429	Global Industries Ltd.*	6,120,018
5,600	Gulf Island Fabrication, Inc.	163,352
4,500	Lufkin Industries, Inc.	257,220
12,500	NATCO Group, Inc.*	595,625
98,700	Newpark Resources, Inc.*	437,241
800	PHI, Inc.*	24,208
61,200	Superior Offshore International, Inc.*	239,292
89,200	Trico Marine Services, Inc.*(a)	3,525,184
3,200	Union Drilling, Inc.*	744,744
105,700	Willbros Group, Inc.*(a)	3,621,282

		20,884,838

Food & Staples Retailing – 1.8%
3,000	BJ’s Wholesale Club, Inc.*	94,680
38,500	Casey’s General Stores, Inc.	964,425
40,222	Ingles Markets, Inc.	965,730
107,300	Nash Finch Co.(a)	3,763,011

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Food & Staples Retailing – (continued)
167,609	Performance Food Group Co.*	$5,447,292
35,945	PriceSmart, Inc.	872,026
5,800	Ruddick Corp.	187,050
7,200	The Pantry, Inc.*	173,232
200	Village Super Market, Inc.	8,840
3,800	Weis Markets, Inc.	123,158
144,700	Winn-Dixie Stores, Inc.*(a)	2,365,845

		14,965,289

Food Products – 2.2%
138,300	Cal-Maine Foods, Inc.(a)	4,771,350
277,900	Chiquita Brands International, Inc.*(a)	5,688,613
29,100	Flowers Foods, Inc.	659,406
195,300	Fresh Del Monte Produce, Inc.*(a)	6,485,913
31,300	Green Mountain Coffee Roasters, Inc.*	954,963
9,500	Imperial Sugar Co.	182,400

		18,742,645

Gas Utilities – 0.8%
77,100	New Jersey Resources Corp.	3,547,371
47,600	Northwest Natural Gas Co.	2,001,104
11,600	South Jersey Industries, Inc.	396,372
3,100	Southwest Gas Corp.	79,329
12,500	The Laclede Group, Inc.	426,875
3,800	WGL Holdings, Inc.	118,522

		6,569,573

Health Care Equipment & Supplies – 3.3%
3,000	Abaxis, Inc.*	87,420
40,600	Analogic Corp.	2,375,506
18,300	ArthroCare Corp.*(a)	734,745
1,000	Aspect Medical Systems, Inc.*	12,470
8,400	Cantel Medical Corp.*	92,568
138,600	CONMED Corp.*	3,736,656
46,500	Cynosure, Inc.*(a)	1,112,745
4,900	Datascope Corp.	170,520
700	Edwards Lifesciences Corp.*	30,527
14,700	Gen-Probe, Inc.*	702,807
5,200	ICU Medical, Inc.*	139,568
190,100	Invacare Corp.	4,744,896
4,000	Kensey Nash Corp.*	108,600
104,400	Kinetic Concepts, Inc.*(a)	5,365,116
150	Medical Action Industries, Inc.*	2,823
21,100	Merit Medical Systems, Inc.*	334,435
6,700	OraSure Technologies, Inc.*	47,838
91,100	Osteotech, Inc.*	398,107
75,500	Quidel Corp.*	1,240,465
184,583	Regeneration Technologies, Inc.*(a)	1,587,414
6,300	RTI Biologics, Inc.*	54,180
65,500	Sonic Innovations, Inc.*	277,065
3,500	STERIS Corp.	86,170
63,500	SurModics, Inc.*(a)	2,804,795
97,800	Theragenics Corp.*	379,464
14,900	Trans1, Inc.*	197,127
1,600	Wright Medical Group, Inc.*	42,112
39,700	Zoll Medical Corp.*(a)	987,736

		27,853,875

Health Care Providers & Services – 3.1%
26,500	Air Methods Corp.*	1,089,680
2,000	Alliance Imaging, Inc.*	19,640
6,200	Animal Health International, Inc.*	65,348
147,000	Apria Healthcare Group, Inc.*	3,191,370
18,100	Chemed Corp.	863,551
129,033	CorVel Corp.*	3,887,764
12,300	Emergency Medical Services Corp.*(a)	304,179
51,500	Healthspring, Inc.*	903,825
14,600	HMS Holdings Corp.*	399,456
217,300	Kindred Healthcare, Inc.*	4,582,857
166,549	Molina Healthcare, Inc.*(a)	5,271,276
500	MWI Veterinary Supply, Inc.*	17,415
3,000	Odyssey HealthCare, Inc.*	26,220
22,600	Owens & Minor, Inc.	971,122
17,200	PharMerica Corp.*	253,184
205,600	RehabCare Group, Inc.*	4,112,000
1,100	Res-Care, Inc.*	23,694
8,100	Universal American Corp.*	139,158

		26,121,739

Health Care Technology – 0.3%
24,400	Eclipsys Corp.*	520,940
146,000	Phase Forward, Inc.*	2,325,780

		2,846,720

Hotels, Restaurants & Leisure – 2.4%
4,400	Bluegreen Corp.*	37,224
42,500	Bob Evans Farms, Inc.	1,230,375
29,700	California Pizza Kitchen, Inc.*(a)	414,018
137,067	CEC Entertainment, Inc.*	3,677,508
91,800	Chipotle Mexican Grill, Inc. Class B*	7,887,456
11,400	Choice Hotels International, Inc.	369,930
4,400	CKE Restaurants, Inc.	48,752
24,834	Jack in the Box, Inc.*(a)	652,389
113,600	Landry’s Restaurants, Inc.(a)	2,014,128
55,400	Multimedia Games, Inc.*(a)	387,800
239,000	O’Charley’s, Inc.	2,698,310
5,400	Peet’s Coffee & Tea, Inc.*	126,414
153,274	Premier Exhibitions, Inc.*(a)	732,650

		20,276,954

Household Durables – 1.0%
412,900	American Greetings Corp.(b)	7,770,778
36,800	Hooker Furniture Corp.	754,032
100	Universal Electronics, Inc.*	2,270

		8,527,080

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Household Products – 0.0%
4,500	Central Garden & Pet Co.*	$19,800
4,300	WD-40 Co.	133,644

		153,444

Industrial Conglomerates – 0.3%
171,000	Tredegar Corp.	2,703,510

Insurance – 4.7%
1,900	Alleghany Corp.*	685,900
31,400	American Physicians Capital, Inc.	1,385,682
25,800	Amerisafe, Inc.*	339,270
105,500	AmTrust Financial Services, Inc.	1,761,850
466,300	Aspen Insurance Holdings Ltd.	13,494,722
162,900	Assured Guaranty Ltd.	4,178,385
106,600	CastlePoint Holdings Ltd.	1,346,358
100	Darwin Professional Underwriters, Inc.*	2,094
100	EMC Insurance Group, Inc.	2,212
40,800	Endurance Specialty Holdings Ltd.	1,603,440
4,800	First Mercury Financial Corp.*	78,960
43,300	Flagstone Reinsurance Holdings Ltd.	553,807
14,100	Hallmark Financial Services, Inc.*	166,098
23,300	IPC Holdings Ltd.	631,896
3,300	LandAmerica Financial Group, Inc.(a)	121,506
210,000	Max Capital Group Ltd.	5,825,400
100	National Interstate Corp.	2,752
116,800	Platinum Underwriters Holdings Ltd.	4,029,600
10,100	Seabright Insurance Holdings*	150,490
114,452	Stewart Information Services Corp.	3,407,236

		39,767,658

Internet & Catalog Retail – 0.8%
185,500	1-800-FLOWERS.COM, Inc.*	1,491,420
65,000	Blue Nile, Inc.*(a)	2,870,400
35,000	Shutterfly, Inc.*(a)	535,150
3,100	Stamps.com, Inc.*	27,435
155,100	Systemax, Inc.(a)	1,679,733

		6,604,138

Internet Software & Services – 4.1%
125,700	Art Technology Group, Inc.*	424,866
242,200	AsiaInfo Holdings, Inc.*	2,690,842
289,500	Chordiant Software, Inc.*	1,667,520
154,210	CMGI, Inc.*	1,771,873
5,700	Dice Holdings, Inc.*	41,439
16,500	EarthLink, Inc.*	119,295
114,500	Greenfield Online, Inc.*	1,549,185
237,767	InfoSpace, Inc.	2,422,846
501,337	Interwoven, Inc.*	6,793,116
17,300	iPass, Inc.*	48,094
600	Keynote Systems, Inc.*	6,504
25,600	NIC, Inc.	154,112
135,800	Omniture, Inc.*(a)	3,120,684
389,180	RealNetworks, Inc.*	2,276,703
499,500	S1 Corp.*	3,536,460
57,500	Sohu.com, Inc.*(a)	2,592,100
4,600	SonicWALL, Inc.*	38,318
30,500	Switch and Data Facilities Co.*	318,725
91,200	United Online, Inc.	910,176
168,800	Vignette Corp.*	2,135,320
82,000	Vocus, Inc.*	2,013,920

		34,632,098

IT Services – 0.8%
243,500	Ciber, Inc.*	1,120,100
61,600	CSG Systems International, Inc.*	699,160
44,215	CyberSource Corp.*	645,981
27,800	iGATE Corp.*	220,176
10,400	Lionbridge Technologies, Inc.*	36,920
4,900	MAXIMUS, Inc.	177,968
15,000	MPS Group, Inc.*	171,000
32,600	RightNow Technologies, Inc.*	372,618
211,700	Sapient Corp.*	1,562,346
3,300	StarTek, Inc.*	28,413
3,600	Syntel, Inc.	98,028
83,000	TNS, Inc.	1,481,550

		6,614,260

Leisure Equipment & Products – 0.3%
22,300	Brunswick Corp.	363,267
9,300	Callaway Golf Co.	141,732
100	Hasbro, Inc.	2,577
62,900	Polaris Industries, Inc.(a)	2,401,522
9,200	Sturm Ruger & Co., Inc.*	72,680

		2,981,778

Life Sciences Tools & Services – 2.3%
140,200	Albany Molecular Research, Inc.*	1,560,426
200	Bio-Rad Laboratories, Inc.*	18,888
115,600	Bruker Corp.*	1,580,252
22,400	Dionex Corp.*	1,653,568
244,300	eResearchTechnology, Inc.*(a)	2,921,828
83,300	Exelixis, Inc.*	531,454
27,600	Invitrogen Corp.*	2,331,924
22,600	Kendle International, Inc.*	1,012,706
23,100	PerkinElmer, Inc.	573,342
91,900	Pharmanet Development Group, Inc.*	2,649,477
85,300	Varian, Inc.*	4,618,995

		19,452,860

Machinery – 3.2%
7,200	A.S.V., Inc.*	129,528
2,400	Actuant Corp.	64,512
90,700	AGCO Corp.*	5,882,802
17,200	Ampco-Pittsburgh Corp.	651,192

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Machinery – (continued)
3,100	Astec Industries, Inc.*	$117,366
3,800	Badger Meter, Inc.(a)	145,046
14,500	Briggs & Stratton Corp.(a)	259,115
5,000	Bucyrus International, Inc.	499,400
900	CIRCOR International, Inc.	40,995
42,200	Columbus McKinnon Corp.*	1,208,608
21,800	Dynamic Materials Corp.	1,242,382
4,200	FreightCar America, Inc.	168,336
31,700	Hardinge, Inc.	393,397
13,300	Hurco Cos., Inc.*	588,126
8,400	Kadant, Inc.*	210,840
36,000	L.B. Foster Co.*	1,524,960
1,900	Lindsay Corp.	149,378
41,400	Lydall, Inc.*	421,866
31,400	Mueller Industries, Inc.	902,122
55,800	NACCO Industries, Inc.	4,522,590
8,200	RBC Bearings, Inc.*	275,520
16,400	Robbins & Myers, Inc.	558,420
40,900	Sun Hydraulics Corp.(a)	888,757
205,500	Tecumseh Products Co.*	4,352,490
12,600	Tennant Co.	454,608
7,550	The Gorman-Rupp Co.	206,115
2,800	The Greenbrier Cos., Inc.	73,584
100	The Toro Co.	4,818
47,200	TriMas Corp.*	364,856
7,700	Twin Disc, Inc.	156,002
5,400	Valmont Industries, Inc.	431,460
2,700	Wabash National Corp.	21,330
1,300	Watts Water Technologies, Inc.	36,036

		26,946,557

Marine – 0.3%
74,100	TBS International Ltd.*(a)	2,552,004

Media – 0.8%
72,184	Arbitron, Inc.(a)	3,025,953
22,600	CTC Media, Inc.*	663,536
42,850	Global Sources Ltd.*(a)	522,770
22,500	Journal Communications, Inc.	155,025
2,500	Media General, Inc.	39,000
30,400	Morningstar, Inc.*	1,981,776
12,600	Scholastic Corp.*	439,362

		6,827,422

Metals & Mining – 2.3%
600	Brush Engineered Materials, Inc.*	16,668
48,800	Compass Minerals International, Inc.	2,777,696
80,300	Hecla Mining Co.*(a)	923,450
17,000	Horsehead Holding Corp.*	266,900
33,800	Kaiser Aluminum Corp.	2,479,230
6,700	Metal Management, Inc.	406,489
34,900	Olympic Steel, Inc.	1,441,370
57,700	Quanex Corp.(a)	2,968,665
1,200	RTI International Metals, Inc.*	65,844
59,000	Schnitzer Steel Industries, Inc.	3,862,730
247,100	Worthington Industries, Inc.(a)	4,346,489

		19,555,531

Multi-Utilities – 0.5%
13,600	Alliant Energy Corp.	472,464
262,800	Aquila, Inc.*	856,728
2,200	Avista Corp.	40,128
53,000	Black Hills Corp.	1,895,280
100	NorthWestern Corp.	2,579
100	OGE Energy Corp.	3,247
74,500	PNM Resources, Inc.	882,080

		4,152,506

Oil, Gas & Consumable Fuels – 6.0%
77,300	Alpha Natural Resources, Inc.*	3,133,742
3,000	Approach Resources, Inc.*	41,910
10,300	Arlington Tankers Ltd.(a)	207,030
60,800	Berry Petroleum Co.	2,499,488
44,500	Bill Barrett Corp.*(a)	2,062,130
117,700	Bois d’Arc Energy, Inc.*	2,527,019
17,000	Brigham Exploration Co.*	132,770
9,100	Callon Petroleum Co.*	167,804
43,300	Comstock Resources, Inc.*	1,571,790
8,900	Concho Resources, Inc.*	207,370
3,300	Crosstex Energy, Inc.	117,975
16,600	Double Hull Tankers, Inc.(a)	186,750
900	Encore Acquisition Co.*	33,120
130,400	Energy Partners Ltd.*	1,403,104
75,600	General Maritime Corp.(a)	1,779,624
51,500	Harvest Natural Resources, Inc.*	631,390
23,330	Knightsbridge Tankers Ltd.(a)	598,181
54,100	Mariner Energy, Inc.*	1,500,193
3,100	Nordic American Tanker Shipping Ltd.	87,854
13,100	Overseas Shipholding Group, Inc.	821,632
3,000	Petroleum Development Corp.*	209,280
51,400	PetroQuest Energy, Inc.*	810,064
4,400	Rex Energy Corp.*	69,080
147,000	Rosetta Resources, Inc.*	3,007,620
332,200	Stone Energy Corp.*	16,862,472
213,563	Swift Energy Co.*(a)	10,193,362
8,600	W&T Offshore, Inc.	305,128
13,300	World Fuel Services Corp.	416,024

		51,583,906

Paper & Forest Products – 0.1%
81,000	Buckeye Technologies, Inc.*	875,610
5,200	Glatfelter	68,484

		944,094

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Personal Products – 0.2%
100	Alberto-Culver Co.	$2,680
96,700	Elizabeth Arden, Inc.*	1,761,874
700	Herbalife Ltd.	29,281
12,000	Nu Skin Enterprises, Inc.	198,720
3,900	Prestige Brands Holdings, Inc.*	30,069

		2,022,624

Pharmaceuticals – 1.2%
37,974	Caraco Pharmaceutical Laboratories Ltd.*	623,913
69,800	Javelin Pharmaceuticals, Inc.*(a)	201,722
7,800	Medicis Pharmaceutical Corp.	159,978
101,500	Noven Pharmaceuticals, Inc.*	1,376,340
14,600	Obagi Medical Products, Inc.*	227,176
66,500	Par Pharmaceutical Cos., Inc.*	1,176,385
334,700	VIVUS, Inc.*(a)	1,961,342
200	Warner Chilcott Ltd.*	3,374
127,600	Watson Pharmaceuticals, Inc.*(a)	3,548,556
26,300	XenoPort, Inc.*	1,345,771

		10,624,557

Real Estate Investment Trusts – 6.2%
19,800	Agree Realty Corp.	554,598
161,500	AMB Property Corp.(a)	8,104,070
327,531	Anthracite Capital, Inc.(a)	2,092,923
20,400	BioMed Realty Trust, Inc.	447,168
147,600	Douglas Emmett, Inc.(a)	3,127,644
180,000	Entertainment Properties Trust(a)	8,436,600
49,300	Federal Realty Investment Trust	3,533,824
100	Franklin Street Properties Corp.	1,262
4,000	Getty Realty Corp.	107,440
26	Jer Investors Trust, Inc.	267
100	Kite Realty Group Trust	1,264
3,200	Liberty Property Trust	95,072
22,300	LTC Properties, Inc.	538,322
154,391	Medical Properties Trust, Inc.(a)	1,849,604
99,750	National Health Investors, Inc.	3,005,467
59,800	Nationwide Health Properties, Inc.(a)	1,813,734
120,000	Post Properties, Inc.	5,047,200
21,000	Quadra Realty Trust, Inc.(a)	227,850
4,900	Rayonier, Inc.	208,495
43,100	Realty Income Corp.(a)	991,731
103,500	Regency Centers Corp.	6,142,725
67,300	Taubman Centers, Inc.	3,280,875
1,900	Universal Health Realty Income Trust	63,973
100	Urstadt Biddle Properties	1,469
85,700	Ventas, Inc.	3,583,974

		53,257,551

Real Estate Management & Development – 1.0%
107,174	Jones Lang LaSalle, Inc.	8,187,022

Road & Rail – 1.1%
69,900	Arkansas Best Corp.(a)	1,867,029
79,500	Dollar Thrifty Automotive Group, Inc.*	1,141,620
53,100	Heartland Express, Inc.(a)	742,338
25,900	J.B. Hunt Transportation Services, Inc.	708,883
19,200	Marten Transport Ltd.*	278,208
239,400	Werner Enterprises, Inc.(a)	4,258,926

		8,997,004

Semiconductors & Semiconductor Equipment – 1.4%
111,600	Advanced Analogic Technologies, Inc.*	725,400
27,300	DSP Group, Inc.*	316,680
47,400	Integrated Device Technology, Inc.*	397,686
1,700	Intersil Corp.	39,559
2,800	MIPS Technologies, Inc.*	10,388
135,200	Monolithic Power Systems*	2,249,728
1,700	Pericom Semiconductor Corp.*	22,661
53,200	PMC-Sierra, Inc.*	254,828
4,000	Semtech Corp.*	50,960
103,400	Sigma Designs, Inc.*(a)	3,045,130
488,600	Skyworks Solutions, Inc.*	4,035,836
1,700	Standard Microsystems Corp.*	48,195
300	Ultratech, Inc.*	2,889
11,400	Varian Semiconductor Equipment Associates, Inc.*	385,092
55,100	Zoran Corp.*	756,523

		12,341,555

Software – 5.3%
166,800	Actuate Corp.*	800,640
122,400	Advent Software, Inc.*(a)	5,500,656
163,103	Ansoft Corp.*	3,966,665
5,800	ANSYS, Inc.*	216,746
1,900	Bottomline Technologies, Inc.*	24,396
695,742	Captaris, Inc.*	2,414,225
1,886	Catapult Communications Corp.*	11,768
137,900	Concur Technologies, Inc.*(a)	4,032,196
44,300	Double-Take Software, Inc.*	460,277
31,400	Fair Isaac Corp.(a)	728,480
34,500	Intervoice, Inc.*	243,915
112,200	JDA Software Group, Inc.*	1,915,254
26,400	Macrovision Corp.*	403,656
264,100	Magma Design Automation, Inc.*	2,593,462
34,200	Manhattan Associates, Inc.*	754,452
68,752	MicroStrategy, Inc.*(a)	4,573,383
1,500	Monotype Imaging Holdings, Inc.*	20,445
156,300	Novell, Inc.*	1,164,435
19,200	Pegasystems, Inc.	180,480
136,000	Phoenix Technologies Ltd.*	2,245,360
8,800	Progress Software Corp.*	251,152
2,100	QAD, Inc.	18,354
7,300	Renaissance Learning, Inc.(a)	96,068

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Software – (continued)
8,100	Secure Computing Corp.*	$65,772
13,300	Sonic Solutions*	120,099
19,500	SPSS, Inc.*	741,585
95,824	Synchronoss Technologies, Inc.*(a)	1,540,850
355,381	Synopsys, Inc.*	8,248,393
116,500	Taleo Corp.*	2,220,490
100	Tyler Technologies, Inc.*	1,385

		45,555,039

Specialty Retail – 2.4%
144,400	Aeropostale, Inc.*	3,878,584
210,289	Asbury Automotive Group, Inc.	2,948,252
128,200	AutoNation, Inc.*	1,867,874
4,700	Barnes & Noble, Inc.	132,164
27,000	GameStop Corp.*	1,143,720
3,800	Gymboree Corp.*	150,442
100	Haverty Furniture Cos., Inc.	982
52,700	J. Crew Group, Inc.*(a)	2,110,635
35,700	Jo-Ann Stores, Inc.*	589,050
184,200	RadioShack Corp.	3,214,290
93,400	Sonic Automotive, Inc.	1,660,652
56,100	The Buckle, Inc.	2,546,940

		20,243,585

Textiles, Apparel & Luxury Goods – 1.4%
53,500	Deckers Outdoor Corp.*	5,919,240
139,700	Fossil, Inc.*	4,495,546
69,200	Jones Apparel Group, Inc.	976,412
5,800	Kenneth Cole Productions, Inc.	86,246
2,000	Movado Group, Inc.	38,520
11,900	The Warnaco Group, Inc.*	446,964
6,800	Wolverine World Wide, Inc.	180,200

		12,143,128

Thrifts & Mortgage Finance – 0.7%
82,300	Bank Mutual Corp.	884,725
2,300	BankFinancial Corp.	32,706
436,700	Provident Financial Services, Inc.	5,236,033
200	Provident New York Bancorp	2,622
4,200	TierOne Corp.	61,740

		6,217,826

Tobacco – 0.6%
94,200	Universal Corp.	5,360,922

Trading Companies & Distributors – 0.7%
119,400	Applied Industrial Technologies, Inc.	3,300,216
11,500	Kaman Corp.	276,000
2,600	Lawson Products, Inc.	66,040
11,000	NuCo2, Inc.*	303,930
127,950	Rush Enterprises, Inc.*	1,896,219

		5,842,405

Water Utilities – 0.0%
2,600	Consolidated Water Co. Ltd.(a)	55,432

Wireless Telecommunication Services – 0.1%
92,400	USA Mobility, Inc.*	970,200

TOTAL COMMON STOCKS
(Cost $943,453,467)		$843,818,750

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(c) – 1.7%

Joint Repurchase Agreement Account II
$14,100,000	3.166%	03/03/08	$14,100,000
Maturity Value: $14,103,720
(Cost $14,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $957,553,467)			$857,918,750

	Interest
Shares	Rate	Value
Securities Lending Collateral(d) – 21.3%

Boston Global Investment Trust – Enhanced Portfolio
181,355,370	3.646%	$181,355,370
(Cost $181,355,370)

TOTAL INVESTMENTS – 121.9%
(Cost $1,138,908,837)		$1,039,274,120

LIABILITIES IN EXCESS OF OTHER ASSETS – (21.9)%		(186,387,120)

NET ASSETS – 100.0%		$852,887,000

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Joint repurchase agreement was entered into on February 29, 2008. Additional information appears on page 79.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At February 29, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Loss

Russell E Mini 2000 Index	119	March 2008	$8,172,920	$(125,106)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
Schedule of Investments
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – 99.9%

Aerospace & Defense – 3.4%
1,400	General Dynamics Corp.	$114,590
68,000	Honeywell International, Inc.	3,912,720
3,100	L-3 Communications Holdings, Inc.	329,499
114,326	Lockheed Martin Corp.	11,798,443
187,100	Northrop Grumman Corp.(a)	14,707,931
5,700	Raytheon Co.	369,588
95,628	The Boeing Co.	7,917,042

		39,149,813

Air Freight & Logistics – 0.1%
3,600	C.H. Robinson Worldwide, Inc.	182,772
6,400	United Parcel Service, Inc. Class B	449,536

		632,308

Airlines – 0.0%
5,200	Northwest Airlines Corp.*	69,836
13,500	UAL Corp.	409,050

		478,886

Automobiles – 0.0%
1,200	Ford Motor Co.*	7,836

Beverages – 1.1%
7,100	Hansen Natural Corp.*	294,650
8,700	PepsiAmericas, Inc.	220,110
34,155	PepsiCo., Inc.	2,375,822
160,900	The Coca-Cola Co.	9,406,214

		12,296,796

Biotechnology – 3.0%
408,590	Amgen, Inc.*	18,599,017
224,800	Biogen Idec, Inc.*	13,119,328
58,380	Gilead Sciences, Inc.*	2,762,541

		34,480,886

Capital Markets – 2.3%
17,100	Ameriprise Financial, Inc.	865,944
256,100	Bank of New York Mellon Corp.	11,235,107
14,400	BlackRock, Inc.(b)	2,782,800
222,200	Eaton Vance Corp.	7,077,070
6,000	Federated Investors, Inc. Class B	243,480
179,600	Janus Capital Group, Inc.	4,349,912
1,000	Northern Trust Corp.	67,630
3,200	SEI Investments Co.	80,032
11,200	TD Ameritrade Holding Corp.*	204,960

		26,906,935

Chemicals – 1.8%
11,900	Ashland, Inc.	525,623
3,400	Cabot Corp.	93,160
44,700	Celanese Corp.	1,738,830
38,900	CF Industries Holdings, Inc.	4,748,912
8,700	Chemtura Corp.	71,862
5,100	Cytec Industries, Inc.	292,128
9,900	Huntsman Corp.	238,887
8,300	International Flavors & Fragrances, Inc.	357,979
6,600	Minerals Technologies, Inc.	397,848
59,200	Monsanto Co.	6,848,256
9,000	Olin Corp.	172,980
15,400	PPG Industries, Inc.	954,492
4,300	Sensient Technologies Corp.	115,842
40,500	Terra Industries, Inc.*(b)	1,831,005
4,100	The Dow Chemical Co.	154,529
7,600	The Lubrizol Corp.	443,080
12,200	The Mosaic Co.*	1,357,860
12,300	The Scotts Miracle-Gro Co.	437,757
12,500	The Valspar Corp.	271,125

		21,052,155

Commercial Banks – 2.3%
175,300	Regions Financial Corp.	3,716,360
3,100	SunTrust Banks, Inc.	180,203
107,375	U.S. Bancorp	3,438,147
15,400	Wachovia Corp.	471,548
650,413	Wells Fargo & Co.(b)	19,011,572

		26,817,830

Commercial Services & Supplies – 0.3%
7,500	HNI Corp.(b)	221,700
55,684	Manpower, Inc.	3,157,283

		3,378,983

Communications Equipment – 1.7%
159,384	Cisco Systems, Inc.*	3,884,188
605,500	Juniper Networks, Inc.*	16,239,510

		20,123,698

Computers & Peripherals – 3.2%
155,333	Apple, Inc.*(a)	19,419,732
178,525	Dell, Inc.*	3,543,721
705,475	EMC Corp.*	10,963,082
48,620	Hewlett-Packard Co.	2,322,577
8,700	Seagate Technology	187,659

		36,436,771

Construction & Engineering – 0.5%
4,800	Fluor Corp.	668,400
40,600	Foster Wheeler Ltd.*	2,657,270
75,800	KBR, Inc.*	2,526,414

		5,852,084

Consumer Finance – 0.2%
66,700	American Express Co.	2,821,410

Containers & Packaging – 0.1%
15,300	Owens-Illinois, Inc.*	863,685

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Diversified Consumer Services – 2.3%
311,400	Apollo Group, Inc.*	$19,113,732
2,200	DeVry, Inc.	96,668
132,200	ITT Educational Services, Inc.*(b)	7,300,084

		26,510,484

Diversified Financial Services – 5.3%
858,049	Bank of America Corp.	34,098,867
653,687	JPMorgan Chase & Co.	26,572,377

		60,671,244

Diversified Telecommunication Services – 2.8%
51,100	AT&T, Inc.	1,779,813
165,100	CenturyTel, Inc.	5,974,969
673,650	Verizon Communications, Inc.	24,466,968

		32,221,750

Electric Utilities – 0.7%
50,500	Duke Energy Corp.	885,770
9,400	Entergy Corp.	965,756
59,700	FirstEnergy Corp.	4,035,123
43,600	PPL Corp.	1,978,568

		7,865,217

Electrical Equipment – 1.0%
196,700	Emerson Electric Co.	10,023,832
30,800	Rockwell Automation, Inc.	1,685,068

		11,708,900

Electronic Equipment & Instruments – 1.0%
368	Samsung Electronics Co. Ltd. GDR(c)	107,824
47,150	Tech Data Corp.*	1,572,453
286,387	Tyco Electronics Ltd.	9,422,132

		11,102,409

Energy Equipment & Services – 2.1%
3,600	Cameron International Corp.*	152,928
600	Exterran Holdings, Inc.*	41,790
15,900	FMC Technologies, Inc.*	900,894
274,500	Global Industries Ltd.*	5,053,545
385,700	Halliburton Co.(b)	14,772,310
61,200	National-Oilwell Varco, Inc.*	3,812,760

		24,734,227

Food & Staples Retailing – 2.7%
17,800	BJ’s Wholesale Club, Inc.*	561,768
196,200	Costco Wholesale Corp.	12,148,704
2,500	Ruddick Corp.	80,625
19,900	Safeway, Inc.	571,926
7,800	SUPERVALU, Inc.	204,750
442,900	The Kroger Co.	10,740,325
139,800	Wal-Mart Stores, Inc.(b)	6,932,682

		31,240,780

Food Products – 0.9%
32,200	Bunge Ltd.(b)	3,569,048
6,700	Hormel Foods Corp.	273,762
445,900	Tyson Foods, Inc.	6,425,419

		10,268,229

Health Care Equipment & Supplies – 1.2%
39,340	Alcon, Inc.	5,693,678
200	Intuitive Surgical, Inc.*	56,384
158,700	Kinetic Concepts, Inc.*(b)	8,155,593

		13,905,655

Health Care Providers & Services – 3.6%
230,669	AmerisourceBergen Corp.(a)	9,623,511
137,500	Express Scripts, Inc.*	8,126,250
9,000	Kindred Healthcare, Inc.*	189,810
535,800	Medco Health Solutions, Inc.*	23,741,298

		41,680,869

Hotels, Restaurants & Leisure – 0.1%
6,100	Chipotle Mexican Grill, Inc.*(b)	605,730

Household Durables – 0.1%
21,700	Garmin Ltd.	1,274,007

Household Products – 1.6%
4,300	Church & Dwight Co., Inc.	229,878
100,900	Energizer Holdings, Inc.*	9,366,547
140,375	Procter & Gamble Co.	9,290,018

		18,886,443

Independent Power Producers & Energy Traders – 2.0%
5,400	Constellation Energy Group, Inc.	477,090
13,000	Mirant Corp.*	481,000
995,100	Reliant Energy, Inc.*	22,688,280

		23,646,370

Industrial Conglomerates – 2.4%
123,300	3M Co.(b)	9,666,720
519,795	General Electric Co.	17,226,006
22,300	Tyco International Ltd.	893,338

		27,786,064

Insurance – 2.3%
33,400	American International Group, Inc.	1,565,124
8,000	Axis Capital Holdings Ltd.	294,960
8	Berkshire Hathaway, Inc.*	1,120,000
92	Berkshire Hathaway, Inc. Class B*	430,054
62,400	Endurance Specialty Holdings Ltd.	2,452,320
3,900	First American Corp.	135,837
41,224	Loews Corp.	1,724,812
170,450	MetLife, Inc.	9,930,417
22,500	Nationwide Financial Services, Inc.	928,125
11,050	Prudential Financial, Inc.	806,318

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Insurance – (continued)
5,750	The Allstate Corp.	$274,448
68,500	The Chubb Corp.	3,486,650
82,677	The Travelers Cos., Inc.	3,837,040

		26,986,105

Internet & Catalog Retail – 1.2%
208,500	Amazon.com, Inc.*(b)	13,441,995

Internet Software & Services – 1.1%
120,100	eBay, Inc.*	3,165,836
21,100	Google, Inc.*	9,941,898

		13,107,734

IT Services – 0.9%
74,600	Accenture Ltd.	2,629,650
42,400	MasterCard, Inc.(b)	8,056,000

		10,685,650

Life Sciences Tools & Services – 0.2%
17,500	Invitrogen Corp.*	1,478,575
21,900	PerkinElmer, Inc.	543,558

		2,022,133

Machinery – 3.1%
142,400	AGCO Corp.*(a)	9,236,064
183,200	Caterpillar, Inc.	13,250,856
15,500	Deere & Co.	1,320,755
300	Flowserve Corp.	32,670
202,150	Ingersoll-Rand Co. Ltd.	8,461,999
4,200	Joy Global, Inc.	278,754
27,800	SPX Corp.(b)	2,843,940

		35,425,038

Media – 4.2%
850,081	CBS Corp. Class B	19,398,849
1,845,353	Time Warner, Inc.(b)	28,805,960

		48,204,809

Metals & Mining – 0.7%
13,400	AK Steel Holding Corp.	705,108
4,600	Carpenter Technology Corp.	289,018
9,100	Commercial Metals Co.	277,186
38,700	Newmont Mining Corp.	1,980,279
5,600	Reliance Steel & Aluminum Co.	310,576
33,500	Southern Copper Corp.(b)	3,822,685
37,100	Worthington Industries, Inc.	652,589

		8,037,441

Multi-Utilities – 0.1%
22,400	Dominion Resources, Inc.	894,656
4,500	Vectren Corp.	115,965

		1,010,621

Oil, Gas & Consumable Fuels – 12.0%
281,300	Anadarko Petroleum Corp.	17,930,062
13,700	Apache Corp.	1,571,527
1,400	Bill Barrett Corp.*	64,876
2,700	Cabot Oil & Gas Corp.	134,325
294,102	Chevron Corp.	25,486,879
45,700	ConocoPhillips	3,779,847
1,800	Continental Resources, Inc.*	50,544
98,044	Devon Energy Corp.	10,071,080
700	EOG Resources, Inc.	83,293
823,671	Exxon Mobil Corp.	71,667,614
2,600	Newfield Exploration Co.*	143,988
10,100	Noble Energy, Inc.	781,740
21,700	Occidental Petroleum Corp.	1,678,929
7,400	Pioneer Natural Resources Co.	331,446
81,700	Valero Energy Corp.	4,719,809

		138,495,959

Personal Products – 0.2%
41,500	Avon Products, Inc.	1,579,490
8,000	Herbalife Ltd.	334,640
6,600	The Estee Lauder Cos., Inc.	281,028

		2,195,158

Pharmaceuticals – 5.2%
3,900	Abbott Laboratories	208,845
22,100	Eli Lilly & Co.	1,105,442
21,800	Johnson & Johnson	1,350,728
424,426	Merck & Co., Inc.	18,802,072
1,725,430	Pfizer, Inc.	38,442,580

		59,909,667

Real Estate Investment Trusts – 3.0%
53,900	AvalonBay Communities, Inc.(b)	4,981,977
2,200	Douglas Emmett, Inc.	46,618
420,500	ProLogis(b)	22,656,540
106,700	The Macerich Co.	6,828,800
2,100	Ventas, Inc.	87,822

		34,601,757

Real Estate Management & Development – 0.1%
8,200	Jones Lang LaSalle, Inc.	626,398

Road & Rail – 0.5%
13,900	CSX Corp.	674,428
86,000	J.B. Hunt Transportation Services, Inc.	2,353,820
2,000	Landstar System, Inc.	92,760
17,600	Union Pacific Corp.	2,195,776
7,100	Werner Enterprises, Inc.	126,309

		5,443,093

Semiconductors & Semiconductor Equipment – 2.7%
138,800	Analog Devices, Inc.	3,736,496
267,025	Intel Corp.	5,327,149
9,300	National Semiconductor Corp.	153,171

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – (continued)
150,600	NVIDIA Corp.*	$3,221,334
608,642	Texas Instruments, Inc.(b)	18,234,914

		30,673,064

Software – 5.0%
13,000	Advent Software, Inc.*(b)	584,220
143,000	CA, Inc.	3,271,840
1,483,850	Microsoft Corp.	40,390,397
774,400	Symantec Corp.*	13,040,896

		57,287,353

Specialty Retail – 1.3%
2,400	Aeropostale, Inc.*	64,464
411,475	AutoNation, Inc.*	5,995,191
123,900	Best Buy Co., Inc.	5,328,939
10,700	GameStop Corp.*	453,252
12,000	RadioShack Corp.	209,400
41,000	The Home Depot, Inc.	1,088,550
47,500	The TJX Cos., Inc.	1,520,000

		14,659,796

Thrifts & Mortgage Finance – 0.3%
209,444	Hudson City Bancorp, Inc.	3,323,876

Tobacco – 4.8%
459,120	Altria Group, Inc.(a)	33,580,037
2,000	Loews Corp. - Carolina Group	150,580
1,000	Reynolds American, Inc.	63,720
5,100	Universal Corp.	290,241
393,800	UST, Inc.(b)	21,379,402

		55,463,980

Trading Companies & Distributors – 0.0%
900	W.W. Grainger, Inc.	66,294

Wireless Telecommunication Services – 1.2%
1,923,721	Sprint Nextel Corp.	13,677,656

TOTAL COMMON STOCKS
(Cost $1,182,316,607)		$1,150,754,031

	Interest
Shares	Rate	Value
Securities Lending Collateral(d) – 9.2%

Boston Global Investment Trust – Enhanced Portfolio
105,612,550	3.646%	$105,612,550
(Cost $105,612,550)

TOTAL INVESTMENTS — 109.1%
(Cost $1,287,929,157)		$1,256,366,581

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.1)%		(105,131,246)

NET ASSETS – 100.0%		$1,151,235,335

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	A portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such security has been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A security amounts to $107,824, which represents approximately 0.0% of net assets as of February 29, 2008.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.

Investment Abbreviation:
GDR	—	Global Depository Receipt

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At February 29, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Loss

S&P Mini 500 Index	18	March 2008	$1,198,170	$(5,817)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments
February 29, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 53.8%

Aerospace & Defense – 0.9%
8,600	Honeywell International, Inc.	$494,844
690	Lockheed Martin Corp.	71,208
4,150	Raytheon Co.	269,086
12,230	United Technologies Corp.	862,478

		1,697,616

Air Freight & Logistics – 0.6%
17,060	United Parcel Service, Inc. Class B	1,198,294

Auto Components – 0.2%
8,906	Autoliv, Inc.	444,409

Automobiles – 0.4%
33,900	General Motors Corp.(a)	789,192

Beverages – 1.3%
6,010	PepsiCo., Inc.	418,056
35,710	The Coca-Cola Co.	2,087,606

		2,505,662

Biotechnology – 0.8%
2,100	Celgene Corp.*	118,377
30,620	Gilead Sciences, Inc.*	1,448,938

		1,567,315

Building Products – 0.5%
48,320	Masco Corp.	903,101

Capital Markets – 1.1%
31,190	American Capital Strategies Ltd.(a)	1,131,885
585	Apollo Investment Corp.	9,068
11,060	Lehman Brothers Holdings, Inc.	563,949
1,690	Northern Trust Corp.	114,295
2,190	State Street Corp.	172,024
2,330	T. Rowe Price Group, Inc.	117,735

		2,108,956

Chemicals – 1.3%
26,180	E.I. du Pont de Nemours & Co.	1,215,276
35,500	The Dow Chemical Co.	1,337,995

		2,553,271

Commercial Banks – 2.3%
26,180	Comerica, Inc.	948,763
44,060	Fifth Third Bancorp	1,008,974
27,500	KeyCorp	606,375
1,190	SunTrust Banks, Inc.	69,175
47,510	U.S. Bancorp	1,521,270
5,180	Wells Fargo & Co.	151,411

		4,305,968

Commercial Services & Supplies – 0.5%
940	Avery Dennison Corp.	48,241
5,100	Deluxe Corp.	106,233
12,400	Pitney Bowes, Inc.	443,672
12,750	Waste Management, Inc.	418,582

		1,016,728

Communications Equipment – 1.2%
11,350	Cisco Systems, Inc.*	276,599
30,440	Motorola, Inc.	303,487
39,910	QUALCOMM, Inc.	1,690,987

		2,271,073

Computers & Peripherals – 2.0%
2,400	Apple, Inc.*	300,048
11,450	Diebold, Inc.	276,174
38,750	Hewlett-Packard Co.	1,851,088
11,900	International Business Machines Corp.	1,354,934

		3,782,244

Consumer Finance – 0.3%
12,420	Capital One Financial Corp.	571,693

Containers & Packaging – 0.1%
11,183	Packaging Corp. of America	254,861

Diversified Financial Services – 2.7%
63,360	Bank of America Corp.	2,517,926
17,080	Citigroup, Inc.(a)	404,967
52,691	JPMorgan Chase & Co.	2,141,889

		5,064,782

Diversified Telecommunication Services – 1.5%
53,200	AT&T, Inc.(b)	1,852,956
24,220	Embarq Corp.	1,015,787

		2,868,743

Electric Utilities – 1.0%
2,870	American Electric Power Co., Inc.	117,440
66,540	Duke Energy Corp.	1,167,112
18,910	Great Plains Energy, Inc.	480,881
4,700	Hawaiian Electric Industries, Inc.	105,562

		1,870,995

Electrical Equipment – 0.5%
20,420	Emerson Electric Co.	1,040,603

Energy Equipment & Services – 0.9%
1,000	Baker Hughes, Inc.	67,290
3,430	Patterson-UTI Energy, Inc.	81,394
18,150	Schlumberger Ltd.	1,569,067

		1,717,751

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Food & Staples Retailing – 0.7%
15,280	Sysco Corp.	$428,757
16,500	Wal-Mart Stores, Inc.	818,235

		1,246,992

Food Products – 1.3%
210	Campbell Soup Co.	6,781
15,250	H.J. Heinz Co.	672,678
49,832	Kraft Foods, Inc.	1,553,263
4,230	The Hershey Co.	156,848

		2,389,570

Gas Utilities – 0.0%
400	Nicor, Inc.	13,640

Health Care Equipment & Supplies – 0.6%
10,600	Becton, Dickinson & Co.	958,452
3,530	Medtronic, Inc.	174,241

		1,132,693

Health Care Providers & Services – 0.6%
2,440	Aetna, Inc.	121,024
4,680	Express Scripts, Inc.*	276,588
1,130	McKesson Corp.	66,399
13,460	UnitedHealth Group, Inc.	625,621

		1,089,632

Hotels, Restaurants & Leisure – 1.3%
23,190	Carnival Corp.	912,527
30,220	McDonald’s Corp.	1,635,204

		2,547,731

Household Durables – 0.5%
2,620	Blyth, Inc.	51,955
2,450	D.R. Horton, Inc.	34,373
2,800	KB HOME	67,004
32,240	Leggett & Platt, Inc.	538,408
2,040	M.D.C. Holdings, Inc.	85,435
11,580	Newell Rubbermaid, Inc.	262,866

		1,040,041

Household Products – 1.2%
1,860	Colgate-Palmolive Co.	141,527
19,880	Kimberly-Clark Corp.	1,295,778
11,270	Procter & Gamble Co.	745,849

		2,183,154

Industrial Conglomerates – 2.5%
10,250	3M Co.	803,600
119,270	General Electric Co.	3,952,608

		4,756,208

Insurance – 2.3%
4,110	American International Group, Inc.	192,595
280	Cincinnati Financial Corp.	10,408
48,720	Fidelity National Financial, Inc.	857,959
50,600	MBIA, Inc.(a)	656,282
19,400	The Allstate Corp.	925,962
13,940	The Hartford Financial Services Group, Inc.	974,406
17,280	Unitrin, Inc.	615,168
2,790	XL Capital Ltd.	100,607

		4,333,387

Internet Software & Services – 0.5%
1,810	Google, Inc.*	852,836
4,540	Yahoo!, Inc.*	126,121

		978,957

IT Services – 0.7%
31,470	Automatic Data Processing, Inc.	1,257,227

Machinery – 0.3%
5,530	Deere & Co.	471,211
1,650	PACCAR, Inc.	71,577

		542,788

Media – 1.5%
27,700	Clear Channel Communications, Inc.	886,400
11,930	Gannett Co., Inc.	359,690
3,510	Lee Enterprises, Inc.(a)	36,188
56,060	Regal Entertainment Group(a)	1,106,066
4,930	The McClatchy Co.(a)	47,328
25,150	The New York Times Co.	468,544

		2,904,216

Metals & Mining – 1.1%
13,570	Nucor Corp.	876,215
10,830	Southern Copper Corp.(a)	1,235,811

		2,112,026

Multi-Utilities – 1.4%
24,840	Ameren Corp.	1,060,668
26,210	Consolidated Edison, Inc.	1,071,727
3,010	DTE Energy Co.	119,828
2,827	Integrys Energy Group, Inc.	129,844
14,050	TECO Energy, Inc.	210,469
3,820	Xcel Energy, Inc.	75,713

		2,668,249

Oil, Gas & Consumable Fuels – 5.8%
6,240	Chevron Corp.	540,758
10,519	ConocoPhillips	870,026
60,662	Exxon Mobil Corp.	5,278,201
28,060	Marathon Oil Corp.	1,491,670
19,900	Occidental Petroleum Corp.	1,539,663
51,300	Spectra Energy Corp.	1,185,543
1,040	Sunoco, Inc.	63,523

		10,969,384

Pharmaceuticals – 4.1%
31,640	Abbott Laboratories	1,694,322
57,210	Bristol-Myers Squibb Co.	1,293,518

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value
Common Stocks – (continued)

Pharmaceuticals – (continued)
29,180	Eli Lilly & Co.	$1,459,584
8,440	Johnson & Johnson(b)	522,942
9,740	Merck & Co., Inc.	431,482
105,359	Pfizer, Inc.	2,347,399

		7,749,247

Real Estate Investment Trusts – 0.5%
9,731	Apartment Investment & Management Co.	335,233
4,598	Developers Diversified Realty Corp.	177,299
5,300	Simon Property Group, Inc.	444,140

		956,672

Road & Rail – 0.6%
22,930	Norfolk Southern Corp.	1,212,768

Semiconductors & Semiconductor Equipment – 2.1%
17,460	Analog Devices, Inc.	470,023
18,090	Applied Materials, Inc.	346,785
72,080	Intel Corp.	1,437,996
40,010	Linear Technology Corp.	1,108,677
10,030	Maxim Integrated Products, Inc.	183,248
11,580	Microchip Technology, Inc.	356,433

		3,903,162

Software – 1.5%
106,270	Microsoft Corp.	2,892,669

Specialty Retail – 1.1%
20,750	Limited Brands, Inc.	316,438
52,160	Staples, Inc.	1,160,560
25,390	The Home Depot, Inc.	674,104

		2,151,102

Thrifts & Mortgage Finance – 0.6%
122,900	Countrywide Financial Corp.(a)	775,499
13,360	Freddie Mac	336,405

		1,111,904

Tobacco – 0.9%
19,481	Altria Group, Inc.	1,424,841
3,310	Reynolds American, Inc.	210,913

		1,635,754

TOTAL COMMON STOCKS
(Cost $94,062,231)		$102,312,430

	Dividend	Maturity
Shares	Rate	Date	Value

Preferred Stock(b)(c) – 0.2%

Fannie Mae
12,000	8.250%	12/31/10	$307,200
(Cost $300,000)

Principal	Interest		Maturity
Amount•	Rate		Date	Value

Corporate Bonds – 10.1%

Aerospace/Defense(c) – 0.1%
Alliant Techsystems, Inc.
$62,000	6.750%		04/01/16	$60,295
Bombardier, Inc.(d)
50,000	6.300		05/01/14	48,125
L-3 Communications Corp.
125,000	6.375		10/15/15	124,063

				232,483

Automotive – 0.1%
Ford Motor Credit Co.
175,000	6.625		06/16/08	174,281
General Motors Acceptance Corp.
125,000	6.875		09/15/11	102,561

				276,842

Banks – 2.0%
ANZ Capital Trust I(c)(d)
175,000	4.484		12/31/49	173,436
Astoria Financial Corp.(c)
150,000	5.750		10/15/12	151,668
Bank of America Corp.
125,000	5.750		12/01/17	127,740
Bank of America Corp.(c)(e)
275,000	8.000		01/30/49	284,846
Citigroup, Inc.
300,000	5.850		07/02/13	316,476
GreenPoint Bank
125,000	9.250		10/01/10	135,037
GreenPoint Financial Corp.
125,000	3.200		06/06/08	124,565
HBOS Capital Funding LP(c)(d)(e)
225,000	6.071		06/30/49	205,011
JPMorgan Chase & Co.
425,000	6.000		01/15/18	440,980
Mizuho JGB Investment LLC(c)(d)(e)
100,000	9.870		12/31/49	101,054
Popular North America Capital Trust I(c)
125,000	6.564		09/15/34	95,351
Popular North America, Inc.
150,000	5.650		04/15/09	150,414
Resona Bank Ltd.(c)(d)(e)
EUR 175,000	4.125		09/27/49	232,542
$175,000	5.850		09/29/49	152,096
Royal Bank of Scotland Group PLC(c)
125,000	9.118		03/31/49	136,090
125,000	6.990	(d)(e)	10/29/49	120,441

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Banks – (continued)
VTB 24 Capital PLC(e)
$100,000	5.971%	12/07/09	$96,385
Wachovia Corp.
100,000	5.750	02/01/18	100,524
Washington Mutual, Inc.
100,000	8.250	04/01/10	96,000
Wells Fargo & Co.
300,000	4.375	01/31/13	303,387
225,000	5.625	12/11/17	233,369

			3,777,412

Brokerage – 0.7%
Lehman Brothers Capital Trust VII(c)(e)
75,000	5.857	11/29/49	56,250
Lehman Brothers Holdings, Inc.
EUR 200,000	5.375	10/17/12	293,317
$50,000	5.625	01/24/13	50,045
175,000	6.200	09/26/14	176,697
Merrill Lynch & Co., Inc.
150,000	5.450	02/05/13	151,078
100,000	6.400	08/28/17	102,672
Morgan Stanley
100,000	5.750	08/31/12	103,811
100,000	5.950	12/28/17	99,516
The Bear Stearns Cos., Inc.
350,000	7.250	02/01/18	339,563

			1,372,949

Chemicals(c) – 0.1%
Ferro Corp.
125,000	9.125	01/01/09	127,812
Ineos Group Holdings PLC
EUR 125,000	7.875	02/15/16	133,313

			261,125

Diversified Manufacturing(c)(d) – 0.0%
Tyco Electronics Group SA
75,000	6.000	10/01/12	79,150

Electric(c) – 0.6%
AES Corp.
125,000	9.500	06/01/09	129,688
Arizona Public Service Co.
100,000	5.800	06/30/14	100,620
150,000	6.250	08/01/16	154,633
CenterPoint Energy, Inc. Series B
25,000	7.250	09/01/10	26,881
Commonwealth Edison Co.
175,000	5.400	12/15/11	181,019
FirstEnergy Corp. Series C
110,000	7.375	11/15/31	119,314
MidAmerican Energy Holdings Co.
125,000	6.125	04/01/36	123,611
25,000	5.950	05/15/37	24,188
Nevada Power Co. Series L
100,000	5.875	01/15/15	100,805
Progress Energy, Inc.
100,000	5.625	01/15/16	102,217
75,000	7.000	10/30/31	80,836

			1,143,812

Energy(c) – 0.4%
Canadian Natural Resources Ltd.
50,000	5.150	02/01/13	51,543
100,000	5.700	05/15/17	100,515
75,000	6.500	02/15/37	73,010
EnCana Corp.
200,000	6.500	02/01/38	204,224
Kerr-McGee Corp.
175,000	6.950	07/01/24	186,320
Transocean, Inc.
125,000	6.800	03/15/38	130,583

			746,195

Entertainment – 0.0%
Time Warner Entertainment Co.
25,000	8.375	03/15/23	28,394

Environmental(c) – 0.1%
Allied Waste North America, Inc. Series B
125,000	7.125	05/15/16	124,063

Financial – 0.1%
International Lease Finance Corp.
100,000	4.950	02/01/11	99,873

Food & Beverage – 0.2%
Cargill, Inc.(c)(d)
250,000	5.200	01/22/13	256,917
Kraft Foods, Inc.
75,000	6.500	08/11/17	78,161

			335,078

Gaming(c) – 0.2%
Harrah’s Operating Co., Inc.
250,000	5.500	07/01/10	221,250
MGM Mirage, Inc.
50,000	8.500	09/15/10	51,750
Mohegan Tribal Gaming Authority
125,000	8.000	04/01/12	121,250

			394,250

Health Care Services(c) – 0.1%
HCA, Inc.
125,000	9.125	11/15/14	127,813

Life Insurance(c) – 0.3%
Americo Life, Inc.(d)
50,000	7.875	05/01/13	52,599
Lincoln National Corp.(e)
275,000	7.000	05/17/66	266,213
Phoenix Life Insurance Co.(d)
125,000	7.150	12/15/34	135,060

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – (continued)

Life Insurance(c) – (continued)
Reinsurance Group of America, Inc.(e)
$75,000	6.750%		12/15/65	$67,517

				521,389

Media — Cable – 0.9%
Comcast Cable Communications Holdings, Inc.
125,000	10.625		07/15/12	149,621
40,000	8.375		03/15/13	44,903
125,000	9.455		11/15/22	152,763
Cox Communications, Inc.(c)
325,000	4.625		01/15/10	330,161
Cox Enterprises, Inc.(c)(d)
250,000	4.375		05/01/08	250,165
CSC Holdings, Inc.
125,000	7.250		07/15/08	125,469
Rogers Cable, Inc.(c)
100,000	5.500		03/15/14	99,341
Time Warner Cable, Inc.(c)
300,000	5.400		07/02/12	302,944
50,000	6.550		05/01/37	48,228
Viacom, Inc.(c)
125,000	5.750		04/30/11	127,693

				1,631,288

Media – Non Cable(c) – 0.4%
AMFM, Inc.
375,000	8.000		11/01/08	388,167
EchoStar DBS Corp.
125,000	7.125		02/01/16	122,812
Idearc, Inc.
125,000	8.000		11/15/16	73,750
News America, Inc.(d)
225,000	6.650		11/15/37	226,636

				811,365

Metals & Mining(c) – 0.2%
GrafTech Finance, Inc.
47,000	10.250		02/15/12	48,645
Inco Ltd.
200,000	5.700		10/15/15	199,666
Xstrata Canada Corp.
75,000	7.250		07/15/12	81,082

				329,393

Noncaptive — Financial – 0.5%
Countrywide Home Loans, Inc.
25,000	6.250		04/15/09	23,305
25,000	5.625		07/15/09	22,930
25,000	4.125		09/15/09	22,504
Nelnet, Inc.(c)(e)
150,000	7.400		09/29/36	134,056
PHH Corp.(c)
350,000	6.000		03/01/08	350,000
Residential Capital LLC(c)
175,000	8.375		06/30/10	99,750
SLM Corp.
200,000	5.450		04/25/11	183,516
VTB Capital SA(d)
110,000	6.609		10/31/12	110,912

				946,973

Packaging(c)(e) – 0.1%
Impress Holdings BV
EUR 125,000	7.701		09/15/13	166,048

Pipelines – 0.8%
Boardwalk Pipelines LP(c)
$175,000	5.875		11/15/16	176,749
CenterPoint Energy Resources Corp. Series B(c)
150,000	5.950		01/15/14	154,998
El Paso Natural Gas Co.
75,000	7.500		11/15/26	78,377
Energy Transfer Partners LP(c)
75,000	5.650		08/01/12	76,306
250,000	5.950		02/01/15	247,532
Enterprise Products Operating LP(c)
175,000	4.950		06/01/10	179,516
100,000	8.375	(e)	08/01/66	98,193
100,000	7.034	(e)	01/15/68	86,488
ONEOK Partners LP(c)
100,000	6.650		10/01/36	95,589
100,000	6.850		10/15/37	99,225
Southern Natural Gas Co.(c)
75,000	7.350		02/15/31	76,581
Tennessee Gas Pipeline Co.(c)
50,000	7.000		10/15/28	49,666

				1,419,220

Property/Casualty Insurance – 0.5%
Arch Capital Group Ltd.(c)
150,000	7.350		05/01/34	148,968
Aspen Insurance Holdings Ltd.(c)
100,000	6.000		08/15/14	104,170
Catlin Insurance Co. Ltd.(c)(d)(e)
75,000	7.249		12/31/49	66,953
CNA Financial Corp.
30,000	6.950		01/15/18	30,811
50,000	7.250		11/15/23	50,939
Endurance Specialty Holdings Ltd.(c)
100,000	6.150		10/15/15	102,330
PartnerRe Finance(c)(e)
25,000	6.440		12/01/66	21,825
QBE Insurance Group Ltd.(c)(d)(e)
225,000	5.647		07/01/23	228,769
Swiss Re Capital I LP(c)(d)(e)
125,000	6.854		05/29/49	118,052
The Chubb Corp.(c)(e)
100,000	6.375		03/29/37	95,659

				968,476

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Real Estate Investment Trusts – 0.4%
Arden Realty, Inc.
$75,000	9.150%	03/01/10	$83,517
iStar Financial, Inc.(c)
75,000	5.650	09/15/11	65,625
50,000	6.500	12/15/13	41,049
iStar Financial, Inc. Series B(c)
50,000	5.125	04/01/11	42,952
75,000	5.700	03/01/14	62,025
Reckson Operating Partnership LP(c)
25,000	7.750	03/15/09	24,804
92,000	5.150	01/15/11	91,572
Simon Property Group LP(f)
150,000	7.000	06/15/08	152,044
Westfield Capital Corp.(c)(d)
125,000	5.125	11/15/14	116,419
Westfield Group(c)(d)
150,000	5.400	10/01/12	147,484

			827,491

Technology(c) – 0.1%
Fiserv, Inc.
175,000	6.125	11/20/12	184,352

Tobacco 0.0%
Altria Group, Inc.
25,000	7.000	11/04/13	28,668

Wireless Telecommunications(c) – 0.6%
America Movil SA de CV
200,000	5.500	03/01/14	201,254
AT&T Wireless Services, Inc.
200,000	7.875	03/01/11	220,798
Hellas Telecommunications Luxembourg V(e)
EUR 125,000	8.076	10/15/12	166,997
Inmarsat Finance PLC(g)
$250,000	10.375	11/15/12	245,000
Intelsat Subsidiary Holding Co. Ltd.
125,000	8.625	01/15/15	124,375
Sprint Capital Corp.
275,000	7.625	01/30/11	240,548

			1,198,972

Wirelines Telecommunications – 0.6%
Ameritech Capital Funding
50,000	6.250	05/18/09	52,148
AT&T, Inc.(c)
200,000	4.125	09/15/09	202,644
Deutsche Telekom International Finance BV
125,000	8.250	06/15/30	153,466
Qwest Corp.(c)
50,000	8.875	03/15/12	52,125
Telecom Italia Capital(c)
100,000	4.000	01/15/10	99,220
225,000	4.950	09/30/14	214,932
TPSA Finance BV(d)
175,000	7.750	12/10/08	180,604
Verizon Communications, Inc.(c)
125,000	6.400	02/15/38	124,977
Windstream Corp.(c)
125,000	8.625	08/01/16	127,812

			1,207,928

TOTAL CORPORATE BONDS
(Cost $19,466,444)			$19,241,002

Mortgage-Backed Obligations – 30.4%

Collateralized Mortgage Obligations – 10.9%
Adjustable Rate Non-Agency(e) – 8.1%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$36,361	4.448%	04/25/34	$36,346
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
61,486	5.073	06/25/35	61,757
Bear Stearns Alternative-A Trust II Series 2007-1, Class 1A1
932,099	6.269	09/25/47	769,531
Chase Mortgage Finance Corp. Series 2007-A1, Class 2A1
874,353	4.136	02/25/37	881,102
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
326,305	3.435	08/25/35	290,785
Countrywide Alternative Loan Trust Series 2005-38, Class A3
370,885	3.485	09/25/35	300,941
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
33,638	4.556	11/20/34	29,807
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
58,695	4.900	08/20/35	48,446
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
658,958	6.022	08/19/36	614,443
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
676,349	5.441	09/25/35	530,737
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
607,664	3.355	04/25/46	527,407
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
847,526	4.751	07/25/35	825,683
Lehman XS Trust Series 2007-16N, Class 2A2
984,805	3.985	09/25/47	776,030
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
32,517	3.515	11/25/34	30,771
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
581,923	5.522	01/25/46	485,397
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
983,322	6.550	11/25/37	886,919
Structured Adjustable Rate Mortgage Loan Series 2004-05, Class 3A1
38,385	4.380	05/25/34	34,813

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate Non-Agency(e) – (continued)
Structured Adjustable Rate Mortgage Loan Series 2004-06, Class 3A2
$405,120	4.710%	06/25/34	$409,923
Structured Adjustable Rate Mortgage Loan Series 2004-16, Class 3A1
42,082	5.450	11/25/34	37,546
Structured Asset Mortgage Investments, Inc. Series 2006-AR1, Class 3A1
742,009	3.365	02/25/36	609,435
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
987,695	6.052	08/25/47	838,149
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
156,192	4.700	11/25/33	156,930
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
55,816	4.243	06/25/34	55,911
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
646,071	3.455	08/25/45	597,714
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
362,926	3.405	12/25/45	314,743
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
430,808	3.425	07/25/45	392,347
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
781,013	5.442	09/25/46	735,464
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
914,281	6.597	12/28/37	731,425
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
381,855	5.486	10/25/35	389,479
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 6A3
763,374	5.000	10/25/35	767,672
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR6, Class A1
749,029	5.038	04/25/35	709,561
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
729,942	5.597	07/25/36	735,489
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR2, Class 2A3
790,581	5.968	03/25/36	794,708

			15,407,411

Interest Only(h) – 0.2%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
230,012	5.500	06/25/33	26,576
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2(d)(e)
2,388,753	1.173	03/13/40	70,182
Countrywide Home Loan Trust Series 2003-42, Class 2X1(e)
1,203,869	0.355	10/25/33	1,656
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
12,182	5.500	06/25/33	491
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
305,552	5.250	07/25/33	32,484
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(e)
118,453	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(e)
154,253	0.605	08/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP(d)(e)
1,367,466	1.637	05/15/38	44,216
FHLMC REMIC Series 2575, Class IB
155,200	5.500	08/15/30	12,434
FNMA REMIC Series 2004-47, Class EI(e)(j)
271,786	0.000	06/25/34	18,629
FNMA REMIC Series 2004-62, Class DI(e)(j)
104,615	0.000	07/25/33	4,200
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(e)
128,454	0.679	08/25/33	386
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(e)
44,655	1.158	07/25/33	286
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2(d)(e)
2,957,693	1.454	02/11/36	98,935
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR07, Class X(e)
631,138	0.937	06/25/08	434
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR12, Class X(e)
647,646	0.482	02/25/34	1,684

			312,593

Inverse Floaters(e) – 0.2%
FNMA REMIC Series 1993-248, Class SA
147,367	5.913	08/25/23	141,886
GNMA Series 2001-48, Class SA
26,287	16.360	10/16/31	34,509
GNMA Series 2001-51, Class SA
41,628	18.996	10/16/31	55,538
GNMA Series 2001-51, Class SB
52,240	16.360	10/16/31	68,838
GNMA Series 2001-59, Class SA
39,855	16.197	11/16/24	52,181
GNMA Series 2002-13, Class SB
16,978	23.024	02/16/32	27,841

			380,793

Planned Amortization Class – 0.0%
FNMA REMIC Series 1993-76, Class PJ
18,452	6.000	06/25/08	18,456

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Regular Floater(e)(j) – 0.1%
FHLMC REMIC Series 3038, Class XA
$73,654	0.000%	09/15/35	$69,749
FHLMC REMIC Series 3325, Class SX
96,288	0.000	06/15/37	100,018

			169,767

Sequential Fixed Rate – 2.3%
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A1
590,301	7.202	10/15/32	606,181
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4
1,000,000	5.333	11/10/45	957,960
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
1,000,000	6.278	11/15/39	1,018,878
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
1,000,000	5.197	11/15/30	950,059
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
1,000,000	5.156	02/15/31	942,348

			4,475,426

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS			20,764,446

Federal Agencies – 19.5%
Adjustable Rate FHLMC(e) – 0.3%
643,355	4.582	08/01/35	657,913

Adjustable Rate FNMA(e) – 1.1%
27,209	7.290	09/01/32	27,827
330,304	4.345	12/01/33	329,384
483,220	4.225	01/01/34	481,859
671,134	4.250	02/01/34	668,501
483,343	4.598	01/01/35	495,271

			2,002,842

Adjustable Rate GNMA(e) – 0.6%
23,151	6.375	06/20/23	23,767
9,895	5.625	07/20/23	9,990
10,259	5.625	08/20/23	10,342
27,595	5.625	09/20/23	27,817
7,984	6.375	03/20/24	8,131
73,743	6.375	04/20/24	75,719
9,145	6.375	05/20/24	9,386
71,354	6.375	06/20/24	73,205
38,359	5.625	07/20/24	38,721
54,027	5.625	08/20/24	54,544
17,374	5.625	09/20/24	17,529
20,833	5.125	11/20/24	20,906
17,646	5.125	12/20/24	17,698
14,812	6.375	01/20/25	15,113
7,267	6.375	02/20/25	7,415
24,700	6.375	05/20/25	25,250
17,771	5.625	07/20/25	17,952
10,254	6.375	02/20/26	10,441
478	5.625	07/20/26	482
28,563	6.375	01/20/27	29,122
8,996	6.375	02/20/27	9,159
80,014	6.375	04/20/27	81,637
9,535	6.375	05/20/27	9,719
9,039	6.375	06/20/27	9,215
2,830	5.125	11/20/27	2,829
10,648	5.125	12/20/27	10,645
23,946	6.375	01/20/28	24,386
8,369	6.250	02/20/28	8,500
9,199	6.375	03/20/28	9,365
52,529	5.625	07/20/29	52,845
19,361	5.625	08/20/29	19,477
7,487	5.625	09/20/29	7,534
24,308	5.125	10/20/29	24,322
31,969	5.125	11/20/29	31,991
7,897	5.125	12/20/29	7,902
11,158	6.250	01/20/30	11,343
5,382	6.250	02/20/30	5,472
20,818	6.250	03/20/30	21,164
35,732	6.375	04/20/30	36,460
88,324	6.375	05/20/30	90,178
9,270	6.375	06/20/30	9,453
67,280	5.625	07/20/30	67,781
10,273	5.625	09/20/30	10,340
20,021	4.875	10/20/30	20,073

			1,075,320

FHLMC – 2.1%
77,472	8.000	07/01/15	82,382
18,394	7.000	12/01/15	19,263
82,513	6.500	07/01/16	85,707
1,615,077	4.000	06/01/19	1,577,968
32,493	7.500	03/01/27	35,714
128,390	6.500	12/01/29	134,273
164,808	7.000	04/01/31	175,565
177,893	7.000	07/01/32	188,294
1,059,106	6.500	01/01/33	1,105,112
610,351	6.500	04/01/34	634,584

			4,038,862

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount•	Rate	Date		Value
Mortgage-Backed Obligations – (continued)

FNMA – 14.9%
$29,952	7.000%	01/01/16		$31,474
658,819	5.000	12/01/17		670,203
37,609	4.500	04/01/18		37,825
321,366	4.500	05/01/18		323,219
436,637	4.500	06/01/18		439,155
23,193	4.500	07/01/18		23,327
1,487,734	4.500	08/01/18		1,496,310
793,341	4.000	09/01/18		781,340
727,601	5.000	06/01/19		739,287
474,304	6.000	09/01/19		491,283
596,369	6.000	12/01/20		617,718
66,425	7.000	11/01/30		69,977
117,193	7.500	03/01/31		123,826
82,444	7.000	10/01/35		87,141
1,080,725	6.500	09/01/36		1,120,652
1,097,110	6.500	10/01/36		1,136,818
947,038	6.500	11/01/36		982,026
433,059	7.000	12/01/36		455,915
5,157,994	7.000	03/01/37		5,430,231
2,660,291	7.000	04/01/37		2,800,730
104,293	7.000	06/01/37		109,800
3,295,190	6.500	10/01/37		3,416,829
1,739,600	7.500	10/01/37		1,849,304
999,901	7.000	12/01/37		1,052,702
4,000,000	5.500	TBA-15yr(k	)	4,055,000

				28,342,092

GNMA – 0.5%
1,000,000	6.500	TBA-15yr(k	)	1,044,062

TOTAL FEDERAL AGENCIES 37,161,091

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $58,828,260)				$57,925,537

Agency Debenture – 0.3%

Tennessee Valley Authority
$600,000	5.375%	04/01/56		$642,921
(Cost $596,619)

Asset-Backed Securities – 1.9%

Credit Card – 0.9%
Capital One Multi-Asset Execution Trust Series 2007-A9, Class A9
$1,700,000	4.950%	08/15/12		$1,749,165

Home Equity – 0.9%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(d)(e)
457,180	4.135	10/25/37		434,321
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(d)(e)
120,000	4.385	10/25/37		96,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(d)(e)
210,000	4.585	10/25/37		132,300
Countrywide Home Equity Loan Trust Series 2002-E, Class A(e)
122,878	3.381	10/15/28		97,968
Countrywide Home Equity Loan Trust Series 2003-D, Class A(e)
210,086	3.381	06/15/29		161,024
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A(e)
220,256	3.401	02/15/34		174,082
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
95,007	7.000	09/25/37		74,548
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
93,988	7.000	09/25/37		73,144
Household Home Equity Loan Trust Series 2007-3, Class APT(e)
421,751	4.314	11/20/36		365,869

				1,609,256

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
179,274	8.330	04/01/30		188,208

TOTAL ASSET-BACKED SECURITIES
(Cost $3,868,369)				$3,546,629

Credit Linked Note(d) – 0.4%

Federal Republic of Brazil Inflation Linked
BRL 1,400,000 6.000%		05/15/11		$806,670
(Cost $572,708)

Emerging Market Debt – 0.8%

Gazinvest Luxembourg SA
$130,000	7.250%	10/30/08		$131,788
Republic of Argentina
660,000	7.000	09/12/13		569,488
ARS 568,545	2.000 (e)	01/03/16		141,834
United Mexican States
MXN 3,940,000	10.000	12/05/24		450,359
VTB Capital (Vneshtorgbank)(d)(e)
$290,000	3.839%	08/01/08		$287,825

TOTAL EMERGING MARKET DEBT
(Cost $1,523,347)				$1,581,294

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Repurchase Agreement(l) – 2.7%

Joint Repurchase Agreement Account II
$5,100,000	3.166%	03/03/08	$5,100,000
Maturity Value: $5,101,346
(Cost $5,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $184,317,978)			$191,463,683

	Interest
Shares	Rate	Value
Securities Lending Collateral(e) – 2.6%

Boston Global Investments Trust – Enhanced Portfolio
4,883,369	3.646%	$4,883,369
(Cost $4,883,369)

INVESTMENTS – 103.2%
(Cost $189,201,347)		$196,347,052

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.2)%		(6,113,377)

NET ASSETS – 100.0%		$190,233,675

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

•	The principal amount of each security is stated in the currency in which the bond is denominated. All amounts shown are in U.S. dollars unless otherwise noted. See below.

Currency Legend:
ARS	—	Argentine Peso
BRL	—	Brazilian Real
EUR	—	Euro
MXN	—	Mexican Peso

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,972,874, which represents approximately 2.6% of net assets as of February 29, 2008.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.

(f)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(g)	These securities are issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

(h)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(i)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(k)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $5,099,062 which represents approximately 2.7% of net assets as of February 29, 2008.

(l)	Joint repurchase agreement was entered into on February 29, 2008. Additional information appears on page 79.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At February 29, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Mexican Peso	Purchase	04/15/08	$547,213	$551,093	$3,880

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Brazilian Real	Sale	05/15/08	$850,186	$896,979	$(46,793)
Euro	Sale	03/31/08	1,209,293	1,237,071	(27,778)
Mexican Peso	Sale	04/15/08	941,187	962,990	(21,803)

TOTAL					$(96,374)

FUTURES CONTRACTS — At February 29, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(6)	March 2008	$(1,457,850)	$(4,103)
Eurodollars	(30)	June 2008	(7,323,000)	(36,852)
Eurodollars	(16)	September 2008	(3,911,400)	(12,260)
Eurodollars	(17)	December 2008	(4,156,075)	(15,789)
Eurodollars	(17)	March 2009	(4,153,525)	(20,301)
Eurodollars	(17)	June 2009	(4,147,363)	(24,339)
Eurodollars	(19)	September 2009	(4,625,550)	(29,278)
Eurodollars	(19)	December 2009	(4,613,913)	(28,803)
S&P Mini 500 Index	7	March 2008	465,955	(48,539)
U.S. Treasury Bonds	44	June 2008	5,219,500	123,629
2 Year U.S. Treasury Notes	78	June 2008	16,763,906	143,809
5 Year U.S. Treasury Notes	(24)	June 2008	(2,742,000)	(37,840)
10 Year U.S. Treasury Notes	(11)	June 2008	(1,290,094)	(17,379)

TOTAL				$(8,045)

SWAP CONTRACTS — At February 29, 2008, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
						Upfront
	Notional			Payments		Payments made
	Amount		Termination	received by	Payments made by	(received) by	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	the Fund	Gain (Loss)

Banc of America Securities LLC	$4,000		10/14/08	3.514%	3 month LIBOR	$—	$42,312
	4,000		10/06/10	4.703	3 month LIBOR	—	242,455
	4,000		04/06/12	4.736	3 month LIBOR	—	290,025
	5,000		04/19/12	4.547	3 month LIBOR	—	324,280
	2,800	(a)	06/18/13	3 month LIBOR	4.500%	(29,789)	(102,513)
	4,100	(a)	06/18/13	4.500	3 month LIBOR	3,493	190,235
	2,300	(a)	06/18/13	3 month LIBOR	4.500	(82,075)	(26,602)
	700	(a)	06/18/18	3 month LIBOR	5.000	(44,709)	4,496
	5,000		11/12/19	3 month LIBOR	5.069	—	(388,001)
	3,500	(a)	06/18/23	3 month LIBOR	5.250	(205,738)	(20,359)
	700	(a)	06/18/28	5.250	3 month LIBOR	49,785	(9,534)
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION (CONTINUED)
INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
						Upfront
	Notional			Payments		Payments made
	Amount		Termination	received by	Payments made by	(received) by	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	the Fund	Gain (Loss)

Bear Stearns & Co., Inc.	$2,000		08/20/12	3 month LIBOR	5.282%	$—	$(172,063)
	2,800	(a)	06/18/13	3 month LIBOR	4.500	(29,863)	(102,439)
	3,000		06/20/16	5.666%	3 month LIBOR	—	358,996
Deutsche Bank Securities, Inc.	6,120		11/17/10	3 month LIBOR	4.315	—	(183,332)
	1,600	(a)	12/24/10	3 month LIBOR	3.780	—	(29,382)
	1,490	(a)	12/29/10	3 month LIBOR	3.868	—	(29,548)
	1,030	(a)	12/29/10	3 month LIBOR	4.000	—	(23,012)
	2,520		01/07/11	3 month LIBOR	3.658	—	(39,261)
	1,270		01/28/11	3 month LIBOR	3.161	—	(6,795)
	GBP 2,500	(a)	06/18/13	5.250	6 month BP	27,135	51,083
	900	(a)	06/18/13	6 month BP	5.250	(26,161)	(1,998)
	$3,500	(a)	06/18/13	4.500	3 month LIBOR	24,238	141,140
	3,500	(a)	06/18/13	3 month LIBOR	4.500	(120,873)	(44,505)
	5,400		11/17/15	4.920	3 month LIBOR	—	278,382
	1,400	(a)	12/24/15	4.520	3 month LIBOR	—	34,255
	1,300	(a)	12/29/15	4.630	3 month LIBOR	—	40,011
	900	(a)	12/29/15	4.745	3 month LIBOR	—	33,912
	2,200		01/07/16	4.487	3 month LIBOR	—	47,304
	1,100		01/28/16	4.224	3 month LIBOR	—	4,536
	400	(a)	06/18/18	5.000	3 month LIBOR	18,011	4,968
	2,100	(a)	06/18/18	3 month LIBOR	5.000	(88,434)	(8,185)
	5,700	(a)	06/18/23	5.250	3 month LIBOR	250,310	117,907
	3,600	(a)	06/18/23	3 month LIBOR	5.250	(256,886)	24,328
	2,000	(a)	06/18/28	5.250	3 month LIBOR	75,652	15,335
	400	(a)	06/18/28	3 month LIBOR	5.250	(22,616)	(386)
	1,100	(a)	06/18/38	3 month LIBOR	5.250	(69,907)	8,967
	EUR 1,900	(a)	06/18/38	4.750	6 month EURO	12,175	44,566
	$1,510		11/17/38	3 month LIBOR	5.309	—	(79,968)
	380	(a)	12/24/38	3 month LIBOR	5.011	—	(1,508)
	360	(a)	12/29/38	3 month LIBOR	5.121	—	(7,493)
	250	(a)	12/29/38	3 month LIBOR	5.215	—	(8,819)
	600		01/07/39	3 month LIBOR	5.017	—	(2,379)
	300		01/28/39	3 month LIBOR	4.939	—	2,839
JPMorgan Securities, Inc.	BRL 2,400		01/04/10	12.395	Brazilian Interbank Deposit Average	—	(1,907)
	$3,900	(a)	06/18/11	4.500	3 month LIBOR	61,059	119,426
	6,400	(a)	06/18/13	3 month LIBOR	4.500	(149,485)	(152,919)
	13,900	(a)	06/18/13	4.500	3 month LIBOR	94,766	562,020
	7,600	(a)	06/18/15	5.000	3 month LIBOR	219,319	299,060
	1,600	(a)	06/18/18	5.000	3 month LIBOR	51,646	40,268
	800	(a)	06/18/18	3 month LIBOR	5.000	(21,050)	(24,908)
	2,200	(a)	06/18/28	3 month LIBOR	5.250	(97,471)	(29,037)
	1,800	(a)	06/18/28	5.250	3 month LIBOR	27,518	75,987
	1,000	(a)	06/18/38	5.250	3 month LIBOR	45,659	9,742
Salmon Smith Barney, Inc.	GBP 1,600	(a)	06/18/13	6 month BP	5.250	(34,484)	(15,575)

TOTAL						$(318,775)	$1,896,407

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to February 29, 2008.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION (CONTINUED)
CREDIT DEFAULT SWAP CONTRACTS

					Upfront
		Notional	Rates Paid		Payments made
	Referenced	Amount	(Received) by	Termination	(received) by	Unrealized
Swap Counterparty	Obligation	(000s)	Fund	Date	the Fund	Loss

Protection Purchased:
Deutsche Bank Securities, Inc.	Argentine Republic 8.280%, 12/31/33	$230	(4.984)%	09/20/12	$—	$(4,443)
	8.280%, 12/31/33	230	(4.786)	09/20/12	—	(3,493)
JPMorgan Securities, Inc.	Argentine Republic 8.280%, 12/31/33	200	(5.055)	09/20/12	—	(4,480)
	CDX North America Investment Grade Index	5,000	(0.600)	12/20/12	215,585	—
Protection Sold:
Bear Stearns & Co., Inc.	CDX North America Investment Grade Index	15,000	0.600	12/20/12	(311,349)	(353,298)
Credit Suisse First Boston Corp.	ABX.HE AAA 07-2 Index	600	0.090	08/25/37	(141,005)	(87,261)
		500	0.760	01/25/38	(128,000)	(71,457)
Deutsche Bank Securities, Inc.	ABX.HE AAA 06-2 Index	500	0.110	05/25/46	(65,002)	(67,891)
JPMorgan Securities, Inc.	Countrywide Home Loans, Inc. 6.000%, 01/24/18	75	2.300	03/20/13	—	(4,854)
Salomon Smith Barney, Inc.	Countrywide Home Loans, Inc. 6.000%, 01/24/18	25	2.350	03/20/13	—	(1,569)
	6.000%, 01/24/18	50	2.400	03/20/13	—	(3,041)

TOTAL					$(429,771)	$(601,787)

TOTAL RETURN INDEX SWAP CONTRACTS

	Notional
	Amount	Termination	Unrealized
Swap Counterparty	(000s)	Date	Gain (Loss)

Bank of America Securities LLC	$2,000	03/04/08	$440
	500	06/03/08	(24,503)
DMG & Partners	400	06/03/08	(19,591)

TOTAL			$(43,654)

The Fund receives monthly payments based on any positive monthly duration adjusted return of the Banc of America Securities LLC CMBS AAA 10 Yr Index. The Fund makes payments on any negative monthly duration adjusted return of such index.

Currency Legend:
BRL	—	Brazilian Real
EUR	—	Euro
GBP	—	British Pound

Investment Abbreviations:
BP	—	British Pound Offered Rate
CMBS	—	Commercial Mortgage-Backed Securities
EURO	—	Euro Offered Rate
GBP	—	British Pound
LIBO	R —	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Schedule of Investments
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – 96.7%

Australia – 6.0%
607,152	Ansell Ltd. (Health Care Equipment & Supplies)	$7,160,902
271,943	ASX Ltd. (Diversified Financial Services)	10,455,560
1,443,443	BHP Billiton Ltd. (Metals & Mining)	52,227,708
2,175,838	BlueScope Steel Ltd. (Metals & Mining)	21,765,207
337,559	CFS Retail Property Trust (REIT)	661,191
298,547	Challenger Financial Services Group Ltd.(a) (Diversified Financial Services)	597,011
849,899	Commonwealth Bank of Australia (Commercial Banks)	32,911,372
4,287,665	Commonwealth Property Office Fund (REIT)	5,137,413
69,001	Computershare Ltd. (IT Services)	538,938
293,407	CSL Ltd. (Biotechnology)	9,840,699
136,869	DB RREEF Trust (REIT)	210,525
431,453	Futuris Corp., Ltd. (Food Products)	798,879
3,327,672	Harvey Norman Holdings Ltd. (Multiline Retail)	13,918,837
1,252,892	ING Industrial Fund (REIT)	2,411,433
63,135	Leighton Holdings Ltd.(a) (Construction & Engineering)	2,646,682
16,460	Lend Lease Corp. Ltd. (Real Estate Management & Development)	210,253
112,968	Macquarie Office Trust (REIT)	112,912
933,705	Mirvac Group (REIT)	3,309,741
5,190,571	Qantas Airways Ltd. (Airlines)	20,187,486
756,596	QBE Insurance Group Ltd. (Insurance)	15,649,231
2,181,932	Santos Ltd. (Oil, Gas & Consumable Fuels)	25,863,086
749,364	Stockland (REIT)	4,849,550
363,092	Symbion Health Ltd. (Health Care Providers & Services)	1,382,581
8	Wesfarmers Ltd. (Food & Staples Retailing)	277
307,986	Westfield Group (REIT)	4,937,213
867,795	Westpac Banking Corp. (Commercial Banks)	18,560,946
614,556	Woolworths Ltd. (Food & Staples Retailing)	16,413,013

		272,758,646

Austria – 1.2%
4,371	Andritz AG (Machinery)	244,658
5,578	Flughafen Wien AG (Transportation Infrastructure)	637,814
342,930	Immoeast AG* (Real Estate Management & Development)	3,081,904
287,763	Immofinanz Immobilien Anlagen AG (Real Estate Management & Development)	3,121,786
17,911	Mayr-Melnhof Karton AG (Containers & Packaging)	1,822,678
24,831	Oesterreichische Elektrizitaetswirtschafts AG (Verbund) (Electric Utilities)	1,837,765
339,858	OMV AG (Oil, Gas & Consumable Fuels)	24,556,431
7,961	Raiffeisen International Bank-Holding AG (Commercial Banks)	1,020,108
283,069	Telekom Austria AG (Diversified Telecommunication Services)	6,402,897
127,828	voestalpine AG (Metals & Mining)	8,034,892
93,682	Wienerberger AG (Building Products)	4,521,636

		55,282,569

Belgium – 3.8%
83,351	Bekaert NV (Electrical Equipment)	10,977,553
212,591	Belgacom(a) (Diversified Telecommunication Services)	10,181,411
2,312	Cofinimmo (REIT)	474,183
11,761	Colruyt SA (Food & Staples Retailing)	2,873,774
3,229	Compagnie Maritime Belge SA (Marine)	239,826
3,171	Compagnie Nationale a Portefeuille (Diversified Financial Services)	220,039
284,801	Delhaize Group (Food & Staples Retailing)	21,568,686
569,522	Dexia(a) (Commercial Banks)	13,389,541
53,196	Euronav SA (Oil, Gas & Consumable Fuels)	2,059,600
11,657	InBev NV (Beverages)	1,053,574
549,723	KBC GROEP NV(a) (Commercial Banks)	68,928,417

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Belgium – (continued)
113,717	Mobistar SA(a) (Wireless Telecommunication Services)	$9,690,444
67,588	Omega Pharma SA(a) (Health Care Equipment & Supplies)	3,207,887
1,717	S.A. D’ Ieteren NV (Distributors)	608,025
179,335	Solvay SA(a) (Chemicals)	22,537,228
972	UCB SA (Pharmaceuticals)	46,075
129,415	Umicore (Chemicals)	6,574,881

		174,631,144

Denmark – 0.5%
17,475	Carlsberg A/S Class B(a) (Beverages)	2,171,919
36,950	Danisco A/S* (Food Products)	2,600,803
67,800	East Asiatic Co. Ltd. A/S(a) (Food Products)	5,291,273
208,200	H. Lundbeck A/S(a) (Pharmaceuticals)	4,971,738
101,975	Novo Nordisk A/S Class B(a) (Pharmaceuticals)	6,975,941

		22,011,674

Finland – 3.1%
421,726	Elisa Oyj(a) (Diversified Telecommunication Services)	12,854,057
3,550	Fortum Oyj (Electric Utilities)	148,222
100,614	Kesko Oyj Class B(a) (Food & Staples Retailing)	4,584,129
2,642,418	Nokia Oyj(a) (Communications Equipment)	94,935,699
180,376	Nokian Renkaat Oyj (Auto Components)	7,415,825
55,050	Orion Oyj Class B(a) (Pharmaceuticals)	1,176,102
232,722	Outokumpu Oyj (Metals & Mining)	8,826,912
124,056	TietoEnator Oyj(a) (IT Services)	2,328,701
107,753	Wartsila Corp. Class B (Machinery)	7,365,613

		139,635,260

France – 13.3%
21,093	Aeroports de Paris (Transportation Infrastructure)	2,564,384
59,933	Alstom (Electrical Equipment)	12,595,488
822,583	Axa (Insurance)	27,734,608
360,772	BNP Paribas (Commercial Banks)	32,252,997
321,746	Bouygues SA (Wireless Telecommunication Services)	21,975,308
165,459	Cap Gemini SA (IT Services)	9,041,206
68,646	Casino Guichard-Perrachon SA (Food & Staples Retailing)	7,764,359
49,372	Christian Dior SA (Textiles, Apparel & Luxury Goods)	5,380,505
9,065	CNP Assurances (Insurance)	997,475
477,980	Compagnie de Saint-Gobain (Building Products)	37,365,827
1,299,020	France Telecom SA (Diversified Telecommunication Services)	43,606,930
555,191	Gaz de France (Gas Utilities)	31,764,898
3,852	Gecina SA (REIT)	558,144
29,417	Groupe DANONE (Food Products)	2,304,357
10,100	L’Oreal SA (Personal Products)	1,198,585
10,697	Lafarge SA (Construction Materials)	1,849,201
68,660	Lagardere S.C.A. (Media)	5,394,458
45,683	Legrand S.A. (Electrical Equipment)	1,444,171
347,071	PSA Peugeot Citroen (Automobiles)	26,384,070
15	Publicis Groupe (Media)	542
1,351,575	Sanofi-Aventis (Pharmaceuticals)	99,898,416
23,128	SES (Media)	571,640
83,076	Societe BIC SA (Commercial Services & Supplies)	5,252,794
1,663	Societe des Autoroutes Paris-Rhin-Rhone (Transportation Infrastructure)	188,751
92,212	Technip SA (Energy Equipment & Services)	7,527,925
1,845,550	Total SA (Oil, Gas & Consumable Fuels)	138,977,394
6,244	Unibail-Rodamco (REIT)	1,520,235
2,090,970	Vivendi SA (Media)	82,636,204

		608,750,872

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Germany – 9.4%
67,111	Adidas AG (Textiles, Apparel & Luxury Goods)	$4,258,586
766,155	BASF AG (Chemicals)	97,484,954
54,237	Bayer AG (Chemicals)	4,176,511
25,562	Celesio AG (Health Care Providers & Services)	1,466,900
535,175	Daimler AG(a) (Automobiles)	44,920,291
73,223	Deutsche Bank AG (Capital Markets)	8,177,451
195,552	Deutsche Boerse AG (Diversified Financial Services)	30,996,049
1,285,246	Deutsche Lufthansa AG(a) (Airlines)	30,081,089
538,083	E.ON AG (Electric Utilities)	101,128,865
32,254	Henkel KGaA (Household Products)	1,304,539
20,940	Hochtief AG (Construction & Engineering)	2,282,468
31,422	MAN AG (Machinery)	4,136,067
447,444	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	78,856,243
73,244	Suedzucker AG (Food Products)	1,610,278
337,200	TUI AG(a) (Hotels, Restaurants & Leisure)	8,102,632
23,706	Volkswagen AG(a) (Automobiles)	5,388,392
19,662	Wacker Chemie AG (Chemicals)	4,194,552
27,927	Wincor Nixdorf AG (Computers & Peripherals)	2,218,512

		430,784,379

Greece – 0.6%
16,782	Alpha Bank A.E.* (Commercial Banks)	509,079
72,618	Coca-Cola Hellenic Bottling Co. SA(a) (Beverages)	3,178,145
16	Folli-Follie (Textiles, Apparel & Luxury Goods)	510
51,732	Hellenic Exchanges SA (Diversified Financial Services)	1,247,024
17,879	Hellenic Petroleum SA (Oil, Gas & Consumable Fuels)	250,882
308,313	Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	8,564,361
119,450	National Bank of Greece SA (Commercial Banks)	6,472,172
187,997	Public Power Corp. SA (Electric Utilities)	7,984,387
5,467	Viohalco, Hellenic Copper & Aluminum Industry SA (Metals & Mining)	60,308

		28,266,868

Hong Kong – 2.9%
2,096,500	Boc Hong Kong Holdings Ltd. (Commercial Banks)	5,142,947
3,464,000	Cathay Pacific Airways Ltd. (Airlines)	7,138,061
62,000	Cheung Kong Infrastructure Holdings Ltd. (Electric Utilities)	245,227
674,200	Esprit Holdings Ltd. (Specialty Retail)	8,413,497
7,332,167	Giordano International Ltd. (Specialty Retail)	3,069,765
802,000	Hang Lung Group Ltd. (Real Estate Management & Development)	3,663,167
329,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	1,181,385
242,500	Hang Seng Bank Ltd. (Commercial Banks)	4,596,193
1,653,000	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	4,771,751
1,296,000	Hong Kong Electric Holdings Ltd. (Electric Utilities)	7,289,950
591,000	Hong Kong Exchanges & Clearing Ltd. (Diversified Financial Services)	11,234,677
588,000	Hutchison Telecommunications International Ltd. (Wireless Telecommunication Services)	787,683
1,068,000	Hutchison Whampoa Ltd. (Industrial Conglomerates)	9,988,779
200,000	Hysan Development Co. Ltd. (Real Estate Management & Development)	550,043
47,274	Kerry Properties Ltd. (Real Estate Management & Development)	315,251
847,739	Kingboard Chemical Holdings Ltd. (Electronic Equipment & Instruments)	3,768,053
785,000	Orient Overseas International Ltd. (Marine)	4,622,975

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Hong Kong – (continued)
510,000	Pacific Basin Shipping Ltd. (Marine)	$845,091
19,500	Parkson Retail Group Ltd. (Multiline Retail)	204,105
421,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	7,362,928
1,510,000	Swire Pacific Ltd. (Real Estate Management & Development)	17,277,979
203,000	Television Broadcasts Ltd. (Media)	1,187,871
582,000	Tencent Holdings Ltd. (Internet Software & Services)	3,625,256
1,038,893	The Link REIT (REIT)	2,542,534
3,776,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	19,123,223
16,000	Tingyi (Cayman Islands) Holding Corp. (Food Products)	20,184
223,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	652,903
129,000	Wing Hang Bank Ltd. (Commercial Banks)	1,891,680

		131,513,158

Ireland – 0.8%
894,371	Allied Irish Banks PLC (Commercial Banks)	18,167,187
290,042	Greencore Group PLC (Food Products)	1,897,739
403,689	Kerry Group PLC (Food Products)	12,590,775
139,963	Paddy Power PLC (Hotels, Restaurants & Leisure)	4,480,919

		37,136,620

Italy – 0.5%
13,951	Finmeccanica S.p.A. (Aerospace & Defense)	429,042
187,639	Intesa Sanpaolo (Commercial Banks)	1,260,275
2,462,279	Parmalat SpA (Food Products)	9,387,822
2,287,005	Pirelli & C. S.p.A. (Industrial Conglomerates)	2,257,271
195,035	Snam Rete Gas S.p.A. (Gas Utilities)	1,356,252
3,837,665	Telecom Italia S.p.A. (Diversified Telecommunication Services)	9,568,038

		24,258,700

Japan – 20.2%
56,550	AIFUL Corp. (Consumer Finance)	1,006,306
82,400	Aisin Seiki Co. Ltd. (Auto Components)	3,282,185
749,000	Alps Electric Co. Ltd. (Electronic Equipment & Instruments)	8,752,235
1,895,000	AMADA Co. Ltd. (Machinery)	14,245,416
368,300	Aoyama Trading Co. Ltd. (Specialty Retail)	7,726,179
236,200	Asahi Breweries Ltd. (Beverages)	4,415,047
3,702,000	Asahi Kasei Corp. (Chemicals)	20,373,357
851,400	Astellas Pharma, Inc. (Pharmaceuticals)	37,211,081
57,200	Autobacs Seven Co. Ltd.(a) (Specialty Retail)	1,294,701
3,500	Benesse Corp. (Diversified Consumer Services)	143,154
139,400	Brother Industries Ltd. (Office Electronics)	1,481,786
316,200	Canon Marketing Japan, Inc.(a) (Distributors)	5,615,005
723,000	Central Glass Co. Ltd. (Building Products)	3,192,291
1,015	Central Japan Railway Co. (Road & Rail)	9,665,469
111,100	Circle K. Sunkus Co. Ltd. (Food & Staples Retailing)	1,664,792
239,400	Coca-Cola West Holdings Co. Ltd. (Beverages)	5,201,251
72,800	CSK Holdings Corp. (IT Services)	1,828,454
550,000	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	8,673,769
41,000	Daihatsu Motor Co. Ltd. (Automobiles)	434,856
296,200	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	9,192,117
200	Eisai Co. Ltd. (Pharmaceuticals)	7,213
633,000	Fuji Heavy Industries Ltd. (Automobiles)	2,761,446
2,347	Fuji Television Network, Inc. (Media)	3,550,083

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
439,800	FUJIFILM Holdings Corp. (Electronic Equipment & Instruments)	$16,491,597
124,500	Glory Ltd. (Machinery)	2,829,243
233,000	Gunze Ltd. (Textiles, Apparel & Luxury Goods)	1,079,809
1,133,000	Hankyu Department Stores, Inc.(a) (Multiline Retail)	8,144,519
986,000	Hino Motors Ltd. (Machinery)	6,985,360
231,000	Hitachi Cable Ltd. (Electrical Equipment)	1,032,759
8,400	Hitachi Chemical Co. Ltd. (Chemicals)	160,068
1,235,000	Hitachi Ltd. (Electronic Equipment & Instruments)	8,948,586
20,000	Hokuhoku Financial Group, Inc. (Commercial Banks)	56,549
3,584,600	Honda Motor Co. Ltd. (Automobiles)	109,421,074
204	Japan Prime Realty Investment Corp. (REIT)	678,255
77	Japan Real Estate Investment Corp. (REIT)	856,863
132	Japan Retail Fund Investment Corp. (REIT)	795,080
1,052	Japan Tobacco, Inc. (Tobacco)	5,314,121
9,909	K.K. DaVinci Advisors*(a) (Real Estate Management & Development)	8,342,702
19,000	Kamigumi Co. Ltd. (Transportation Infrastructure)	143,351
1,000	Kaneka Corp. (Chemicals)	6,957
34,000	Kao Corp. (Household Products)	1,046,785
1,907,000	Kawasaki Kisen Kaisha Ltd. (Marine)	19,344,634
262,900	Komori Corp. (Machinery)	5,486,444
268,500	Konica Minolta Holdings, Inc. (Office Electronics)	3,803,879
9,200	Kose Corp. (Personal Products)	210,382
798,000	Kyowa Hakko Kogyo Co. Ltd. (Pharmaceuticals)	7,712,910
349,700	Kyushu Electric Power Co., Inc. (Electric Utilities)	8,810,968
671,300	Leopalace21 Corp. (Real Estate Management & Development)	13,716,969
213,000	Marubeni Corp. (Trading Companies & Distributors)	1,612,644
540,000	Matsushita Electric Industrial Co. Ltd. (Household Durables)	11,373,148
131,000	Mazda Motor Corp. (Automobiles)	533,774
132,000	Meiji Seika Kaisha Ltd.(a) (Food Products)	620,054
601,700	Millea Holdings, Inc. (Insurance)	22,248,089
107,000	Mitsubishi Electric Corp. (Electrical Equipment)	980,062
1,826,000	Mitsubishi Materials Corp. (Metals & Mining)	8,531,137
44,330	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	1,594,299
1,454,000	Mitsui O.S.K. Lines Ltd. (Marine)	18,884,370
139,900	Namco Bandai Holdings, Inc. (Leisure Equipment & Products)	1,730,238
114,800	NEC Electronics Corp.*(a) (Semiconductors & Semiconductor Equipment)	2,323,814
51,000	Nintendo Co. Ltd.(a) (Software)	25,392,658
213	Nippon Building Fund, Inc. (REIT)	2,620,536
2,604,000	Nippon Express Co. Ltd. (Road & Rail)	13,890,980
261,500	Nippon Mining Holdings, Inc. (Oil, Gas & Consumable Fuels)	1,548,825
4,694,000	Nippon Oil Corp. (Oil, Gas & Consumable Fuels)	32,020,935
4,856,000	Nippon Sheet Glass Co. Ltd. (Building Products)	22,704,546
1,823,000	Nippon Steel Corp. (Metals & Mining)	9,591,162
11,580	Nippon Telephone & Telegraph Corp. (Diversified Telecommunication Services)	50,497,295
1,078,000	Nippon Yusen Kabushiki Kaisha (Marine)	9,961,175
150,400	Nissan Motor Co. Ltd. (Automobiles)	1,352,543
80,000	Nisshin Seifun Group, Inc. (Food Products)	795,795
3,284,000	Nisshin Steel Co. Ltd.(a) (Metals & Mining)	11,773,748
159,000	Nisshinbo Industries, Inc. (Textiles, Apparel & Luxury Goods)	1,666,510

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
286,500	Nomura Holdings, Inc. (Capital Markets)	$4,499,092
179,200	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	3,289,560
2,826	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	4,140,287
42,000	Olympus Corp. (Health Care Equipment & Supplies)	1,229,828
1,623,000	Osaka Gas Co. Ltd. (Gas Utilities)	6,512,041
35,700	Pioneer Corp. (Household Durables)	375,092
147,400	Q.P. Corp. (Food Products)	1,465,750
1,188	Resona Holdings, Inc.(a) (Commercial Banks)	1,921,607
1,732,000	Ricoh Co. Ltd. (Office Electronics)	27,816,136
227	Sapporo Hokuyo Holdings, Inc. (Commercial Banks)	1,772,129
10,320	SBI Holdings, Inc.(a) (Capital Markets)	2,527,453
416,000	Seino Holdings Co. Ltd. (Road & Rail)	2,757,250
214,800	Shimachu Co. Ltd.(a) (Specialty Retail)	5,552,871
1,416,000	Shinko Securities Co. Ltd. (Capital Markets)	4,859,684
2,513,800	Sojitz Corp. (Trading Companies & Distributors)	9,423,043
2,017,000	Sompo Japan Insurance, Inc. (Insurance)	18,705,886
710,400	Sony Corp.(a) (Household Durables)	33,561,556
862,200	Sumitomo Electric Industries Ltd.(a) (Electrical Equipment)	12,758,849
46,000	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	967,748
5,529	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	39,935,743
55,500	Suzuken Co. Ltd. (Health Care Providers & Services)	1,999,142
154,000	Taiyo Yuden Co. Ltd.(a) (Electronic Equipment & Instruments)	1,677,032
381,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	21,276,159
145,300	TDK Corp. (Electronic Equipment & Instruments)	10,328,317
774,000	The Bank of Yokohama Ltd. (Commercial Banks)	5,021,159
64,000	The Gunma Bank Ltd. (Commercial Banks)	435,258
41,000	The Joyo Bank Ltd. (Commercial Banks)	205,494
28,800	The Kansai Electric Power Co., Inc. (Electric Utilities)	704,625
130,000	Tokyu Land Corp. (Real Estate Management & Development)	876,209
1,643,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	17,947,225
1,192,000	Toshiba Corp.(a) (Computers & Peripherals)	8,940,870
527,000	Tosoh Corp. (Chemicals)	1,884,804
137,700	Toyo Seikan Kaisha Ltd. (Containers & Packaging)	2,414,876
595,600	Urban Corp.(a) (Real Estate Management & Development)	3,866,776
2,866	West Japan Railway Co. (Road & Rail)	13,111,888
381,000	Yamaha Corp. (Leisure Equipment & Products)	7,483,316
100,800	Yamaha Motor Co. Ltd. (Automobiles)	2,003,629
13,000	Yamazaki Baking Co. Ltd. (Food Products)	126,485

		921,761,263

Luxembourg – 0.7%
383,152	ArcelorMittal(a) (Metals & Mining)	29,092,142
55,800	Oriflame Cosmetics SA (Personal Products)	3,728,479

		32,820,621

Netherlands – 4.0%
74,882	Corio NV (REIT)	6,940,489
200,366	Heineken Holding NV (Beverages)	10,186,937
1,251,364	Koninklijke (Royal) Philips Electronics NV (Industrial Conglomerates)	48,821,525
1,816,444	Koninklijke Ahold NV* (Food & Staples Retailing)	23,870,643
364,089	Koninklijke DSM NV (Chemicals)	16,022,250
674,243	Oce NV(a) (Office Electronics)	12,504,214

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Netherlands – (continued)
1,518,651	Royal Dutch Shell PLC Series B (Oil, Gas & Consumable Fuels)	$54,306,284
372,177	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	4,467,638
32,504	Wereldhave NV(a) (REIT)	3,929,016

		181,048,996

New Zealand – 0.1%
422,097	Contact Energy Ltd. (Electric Utilities)	2,645,652
172,129	Fletcher Building Ltd. (Construction Materials)	1,310,735
290,310	Telecom Corp. of New Zealand Ltd. (Diversified Telecommunication Services)	890,770

		4,847,157

Norway – 1.2%
513,800	Den Norske Bank (Commercial Banks)	7,515,657
2,931,400	Norsk Hydro ASA (Metals & Mining)	41,412,325
577,100	Orkla ASA (Industrial Conglomerates)	7,173,935

		56,101,917

Singapore – 1.2%
2,195,500	Allgreen Properties Ltd. (Real Estate Management & Development)	1,973,159
34,000	Ascendas Real Estate Investment Trust (REIT)	53,737
440,000	CapitaCommercial Trust (REIT)	638,803
438,000	Capitaland Ltd. (Real Estate Management & Development)	1,935,103
640,000	CapitaMall Trust (REIT)	1,467,815
234,000	DBS Group Holdings Ltd. (Commercial Banks)	2,848,870
309,557	Jardine Cycle & Carriage Ltd. (Distributors)	4,665,374
426,000	Keppel Corp. Ltd. (Industrial Conglomerates)	3,209,967
1,788,000	Neptune Orient Lines Ltd. (Marine)	3,907,409
479,000	Noble Group Ltd. (Trading Companies & Distributors)	749,645
2,305,000	Oversea-Chinese Banking Corp. Ltd. (Commercial Banks)	12,434,407
676,000	SembCorp Industries Ltd. (Industrial Conglomerates)	2,272,938
244,520	Singapore Airlines Ltd. (Airlines)	2,652,288
363,000	Singapore Petroleum Co. Ltd. (Oil, Gas & Consumable Fuels)	1,774,270
3,315,780	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	8,971,656
3,117,000	Wing Tai Holdings Ltd. (Real Estate Management & Development)	4,702,561

		54,258,002

Spain – 1.3%
1,170,665	Banco Santander SA (Commercial Banks)	20,919,239
7,968	Gas Natural SDG SA (Gas Utilities)	482,810
3,445,153	Iberia Lineas Aereas de Espana SA (Airlines)	12,370,962
815,031	Repsol YPF, S.A. (Oil, Gas & Consumable Fuels)	28,115,853

		61,888,864

Sweden – 2.4%
46,625	Alfa Laval AB (Machinery)	2,503,687
220,000	Boliden AB (Metals & Mining)	2,515,780
362,200	Castellum AB (Real Estate Management & Development)	4,430,248
166,100	Fabege AB (Real Estate Management & Development)	1,817,471
19,300	Hoganas AB Series B (Metals & Mining)	412,158
157,600	Kungsleden AB (Real Estate Management & Development)	1,867,697
159,175	Millicom International Cellular S.A.*(a) (Wireless Telecommunication Services)	17,445,602
277,100	Scania AB Class B (Machinery)	6,685,134
601,600	SKF AB Class B (Machinery)	11,064,465
405,700	Svenska Handelsbanken AB (Commercial Banks)	11,302,323
304,000	Swedish Match AB (Tobacco)	7,085,198

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Sweden – (continued)
966,800	Tele2 AB Class B(a) (Diversified Telecommunication Services)	$16,993,209
2,539,000	Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	5,462,453
2,020,000	TeliaSonera AB (Diversified Telecommunication Services)	16,092,763
196,300	Volvo AB (Machinery)	2,900,965
27,400	Wihlborgs Fastigheter AB (Real Estate Management & Development)	582,408

		109,161,561

Switzerland – 4.8%
525,773	ABB Ltd. (Electrical Equipment)	13,099,261
165,890	Actelion Ltd.* (Biotechnology)	8,647,278
94,886	Compagnie Financiere Richemont AG (Textiles, Apparel & Luxury Goods)	5,492,825
238,397	Credit Suisse Group (Capital Markets)	11,721,038
35,131	Lonza Group AG (Life Sciences Tools & Services)	4,628,333
4,599	Nestle SA (Food Products)	2,195,049
1,004,546	Novartis AG(a) (Pharmaceuticals)	49,617,330
67,623	PSP Swiss Property AG (Real Estate Management & Development)	4,143,501
209	Rieter Holding AG (Auto Components)	84,309
54,840	Sonova Holding AG(a) (Health Care Equipment & Supplies)	5,196,913
35,744	Swatch Group AG-Br (Textiles, Apparel & Luxury Goods)	10,491,748
56,178	Swatch Group AG-Reg (Textiles, Apparel & Luxury Goods)	3,199,920
319,945	Zurich Financial Services AG (Insurance)	100,018,318

		218,535,823

United Kingdom – 18.7%
1,788,201	3i Group PLC (Capital Markets)	28,900,457
148,787	AMEC PLC (Construction & Engineering)	2,269,653
1,399,147	Antofagasta PLC (Metals & Mining)	22,300,014
30,740	AstraZeneca PLC (Pharmaceuticals)	1,148,980
748,571	BAE Systems PLC (Aerospace & Defense)	7,125,632
1,160,191	BG Group PLC (Oil, Gas & Consumable Fuels)	27,346,865
1,154,090	BHP Billiton PLC (Metals & Mining)	36,919,474
15,700	BP PLC (Oil, Gas & Consumable Fuels)	169,320
622,881	BP PLC ADR(b) (Oil, Gas & Consumable Fuels)	40,406,291
263,811	British American Tobacco PLC (Tobacco)	9,892,047
1,901,926	British Energy Group PLC (Electric Utilities)	21,187,731
119,945	British Land Co. PLC (REIT)	2,249,981
61,491	Brixton PLC (REIT)	397,064
116,248	Carnival PLC (Hotels, Restaurants & Leisure)	4,591,986
2,386,742	Centrica PLC (Multi-Utilities)	15,238,666
3,221,039	Compass Group PLC (Hotels, Restaurants & Leisure)	20,761,764
466,091	Cookson Group PLC (Industrial Conglomerates)	5,485,878
72,763	De La Rue PLC (Commercial Services & Supplies)	1,301,707
1,175,394	GlaxoSmithKline PLC ADR (Pharmaceuticals)	51,611,551
1,500,014	HBOS PLC (Commercial Banks)	17,824,646
3,158,976	Home Retail Group PLC (Internet & Catalog Retail)	16,136,263
2,867,917	HSBC Holdings PLC (Commercial Banks)	43,355,308
87,478	ICAP PLC (Capital Markets)	1,089,230
225,277	IMI PLC (Machinery)	1,723,760
1,697,791	International Power PLC (Independent Power Producers & Energy Traders)	12,755,211
265,319	J. Sainsbury PLC (Food & Staples Retailing)	1,860,139
99,134	Johnson Matthey PLC (Chemicals)	3,811,188
977,739	Kazakhmys PLC (Metals & Mining)	29,782,592
275,778	Land Securities Group PLC (REIT)	8,598,107

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – (continued)
1,503,159	Legal & General Group PLC (Insurance)	$3,698,240
53,681	Liberty International PLC (REIT)	1,020,652
1,599,996	LogicaCMG PLC (IT Services)	2,938,971
344,920	Mondi PLC (Paper & Forest Products)	2,660,657
615,113	Next PLC (Multiline Retail)	15,600,398
3,788,698	Old Mutual PLC (Insurance)	9,358,350
452,005	Resolution PLC (Insurance)	6,189,052
715,863	Reuters Group PLC (Media)	8,454,349
536,179	Rexam PLC (Containers & Packaging)	4,667,708
21,252	Rio Tinto PLC (Metals & Mining)	2,391,009
1,184,035	Royal & Sun Alliance Insurance Group PLC (Insurance)	3,086,715
8,102,386	Royal Bank of Scotland Group PLC (Commercial Banks)	61,258,207
1,238,983	Royal Dutch Shell PLC Series B(b) (Oil, Gas & Consumable Fuels)	43,465,841
459,658	Schroders PLC (Capital Markets)	8,678,688
469,565	Scottish & Southern Energy PLC (Electric Utilities)	13,730,397
33,007	Segro PLC (REIT)	337,473
28,431	Shire PLC (Pharmaceuticals)	554,987
340,064	SSL International PLC (Health Care Equipment & Supplies)	3,283,431
2,128,800	Stagecoach Group PLC (Road & Rail)	10,558,617
2,275,004	Tesco PLC* (Food & Staples Retailing)	17,977,951
30,406	The Davis Service Group PLC (Commercial Services & Supplies)	300,899
1,352,898	Thomas Cook Group PLC (Hotels, Restaurants & Leisure)	8,186,305
1,642,093	Tomkins PLC (Industrial Conglomerates)	5,505,636
59,836	Travis Perkins PLC (Trading Companies & Distributors)	1,279,153
56,676	Tui Travel PLC* (Hotels, Restaurants & Leisure)	302,243
1,664,851	Unilever PLC (Food Products)	52,453,189
719,356	Vedanta Resources PLC (Metals & Mining)	30,947,554
256,413	Vodafone Group PLC (Wireless Telecommunication Services)	825,512
2,830,966	Vodafone Group PLC ADR(b) (Wireless Telecommunication Services)	91,242,034
1,390,809	William Morrison Supermarkets PLC* (Food & Staples Retailing)	8,152,974

		855,348,697

TOTAL COMMON STOCKS
(Cost $4,594,374,606)		$4,420,802,791

Preferred Stocks – 0.6%

Germany – 0.6%
169,652	Fresenius SE (Health Care Equipment & Supplies)	$14,318,849
67,812	Henkel KGaA (Household Products)	3,001,119
56,706	Volkswagen AG (Automobiles)	7,891,009

TOTAL PREFERRED STOCKS
(Cost $24,105,378)		$25,210,977

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.5%

State Street Bank & Trust Euro – Time Deposit
$69,049,000	2.550%	03/03/08	$69,049,000
(Cost $69,049,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $4,687,528,984)			$4,515,062,768

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 7.8%

Boston Global Investments Trust – Enhanced Portfolio
357,690,953	3.646%	$357,690,953
(Cost $357,690,953)

TOTAL INVESTMENTS – 106.6%
(Cost $5,045,219,937)		$4,872,753,721

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.6)%		(301,220,130)

NET ASSETS – 100.0%		$4,571,533,591

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

	As a % of
	Net Assets

	2/29/2008	8/31/2007
Investments Industry Classifications†

Aerospace & Defense	0.2%	0.4%
Air Freight & Logistics	—	0.1
Airlines	1.6	3.8
Auto Components	0.2	0.3
Automobiles	4.4	2.2
Beverages	0.6	0.7
Biotechnology	0.4	0.2
Building Products	1.5	0.5
Capital Markets	1.5	4.4
Chemicals	3.9	4.5
Commercial Banks	9.4	9.5
Commercial Services & Supplies	0.7	1.1
Communications Equipment	2.2	0.5
Computers & Peripherals	0.2	0.2
Construction & Engineering	0.2	0.3
Construction Materials	0.1	0.1
Consumer Finance	—	0.2
Containers & Packaging	0.2	—
Distributors	0.2	0.4
Diversified Financial Services	1.2	1.6
Diversified Telecommunication Services	4.0	2.8
Electric Utilities	3.6	2.8
Electrical Equipment	1.2	1.0
Electronic Equipment & Instruments	1.1	1.3
Energy Equipment & Services	0.2	0.1
Food & Staples Retailing	2.3	0.6
Food Products	2.1	5.8
Gas Utilities	1.0	—
Health Care Equipment & Supplies	0.8	0.2
Health Care Providers & Services	0.1	0.2
Health Care Technology	—	0.2
Hotels, Restaurants & Leisure	1.0	1.2
Household Durables	1.0	3.3
Household Products	0.1	—
Independent Power Producers & Energy Traders	0.3	—
Industrial Conglomerates	1.9	2.6
Insurance	6.3	6.5
Internet & Catalog Retail	0.4	0.2
Internet Software & Services	0.1	—
IT Services	0.4	1.3
Leisure Equipment & Products	0.2	0.1
Life Sciences Tools & Services	0.1	—
Machinery	1.4	1.4
Marine	1.3	0.4
Media	2.2	3.0
Metals & Mining	6.9	4.9
Multiline Retail	0.8	0.7
Multi-Utilities	0.3	0.1
Office Electronics	1.0	1.2
Oil, Gas & Consumable Fuels	9.2	8.8
Paper & Forest Products	0.1	—
Personal Products	0.1	—
Pharmaceuticals	6.4	4.9
Real Estate	—	0.8
Real Estate Management & Development	2.4	3.3
REIT	1.3	—
Road & Rail	1.1	0.6
Semiconductors & Semiconductor Equipment	0.1	1.7
Short-term Investments#	9.3	6.8
Software	0.6	0.2
Specialty Retail	0.6	0.5
Textiles, Apparel & Luxury Goods	0.7	0.8
Tobacco	0.4	0.2
Trading Companies & Distributors	0.3	0.1
Transportation Infrastructure	0.1	0.1
Wireless Telecommunication Services	3.1	0.8

TOTAL INVESTMENTS	106.6%	102.5%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short term investments include short-term obligations and securities lending collateral.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At February 29, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Loss

FTSE 100 Index	252	March 2008	$29,202,935	$(2,072,236)
SPI 200 Index	73	March 2008	9,459,235	(911,768)
Dow Jones Euro Stoxx 50 Index	683	March 2008	38,582,943	(6,020,557)
TOPIX Index	218	March 2008	27,709,019	(1,891,494)

TOTAL				$(10,896,055)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
ADDITIONAL INVESTMENT INFORMATION
JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 29, 2008, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Structured Large Cap Growth	$23,000,000

Structured Large Cap Value	39,800,000

Structured Small Cap Equity	14,100,000

Balanced	5,100,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$3,000,000,000	3.16%	03/03/08	$3,000,790,000

Banc of America Securities LLC	5,000,000,000	3.16	03/03/08	5,001,316,667

Barclays Capital PLC	5,300,000,000	3.18	03/03/08	5,301,404,500

Citigroup Global Markets, Inc.	4,650,000,000	3.15	03/03/08	4,651,220,625

Credit Suisse Securities (USA) LLC	1,000,000,000	3.18	03/03/08	1,000,265,000

Credit Suisse Securities (USA) LLC	2,600,000,000	3.20	03/03/08	2,600,693,333

Deutsche Bank Securities, Inc.	6,000,000,000	3.15	03/03/08	6,001,575,000

Greenwich Capital Markets	1,250,000,000	3.15	03/03/08	1,250,328,125

JPMorgan Securities	500,000,000	3.17	03/03/08	500,132,083

Merrill Lynch	3,500,000,000	3.18	03/03/08	3,500,927,500

UBS Securities LLC	2,000,000,000	3.18	03/03/08	2,000,530,000

TOTAL				$34,809,182,833

At February 29, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 5.250% to 6.000%, due 06/25/10 to 03/28/16; Federal Home Loan Mortgage Association, 0.000% to 10.750%, due 03/03/08 to 12/01/47; Federal National Mortgage Association, 3.500% to 11.000%, due 06/01/08 to 03/01/48 and U.S. Treasury Notes, 4.375% to 4.750%, due 11/15/08 to 8/15/12. The aggregate market value of the collateral, including accrued interest, was $35,624,281,841.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statements of Assets and Liabilities
February 29, 2008 (Unaudited)

Structured Large Cap
Growth Fund

Assets:

Investments in securities, at value (identified cost $1,870,379,350, $1,525,760,087, $957,553,467, $1,182,316,607, $184,317,978 and $4,687,528,984, respectively)(a)	$1,772,619,576
Securities lending collateral, at value which equals cost	152,616,600
Cash(b)	—
Foreign currencies, at value (identified cost $8,376 and $28,986,779 for Balanced and Structured International Equity, respectively)	—
Swap contracts, at value (includes upfront payments made of $1,176,351 for Balanced Fund)	—
Forward foreign currency exchange contracts, at value	—
Receivables:
Investment securities sold, at value	82,209,239
Dividends and interest, at value	2,698,218
Fund shares sold	1,677,700
Due from broker-variation margin	—
Reimbursement from adviser	124,365
Securities lending income	161,550
Foreign tax reclaims, at value	537
Other assets	56,588

Total assets	2,012,164,373

Liabilities:

Due to Custodian	50,837
Payables:
Payable upon return of securities loaned	152,616,600
Investment securities purchased, at value	76,458,539
Fund shares repurchased	2,047,251
Due to broker-variation margin	757,158
Amounts owed to affiliates	1,012,893
Premium for swaps sold	—
Swap contracts, at value (includes upfront payments received of $1,924,897 for Balanced Fund)	—
Forward foreign currency exchange contracts, at value	—
Accrued expenses and other liabilities	136,363

Total liabilities	233,079,641

Net Assets:

Paid-in capital	2,145,860,055
Accumulated undistributed (distribution in excess of) net investment income	4,066,579
Accumulated net realized gain (loss) from investment, futures, swap and foreign currency related transactions	(272,786,382)
Net unrealized gain (loss) on investments, futures, swaps and translations of assets and liabilities denominated in foreign currencies	(98,055,520)

NET ASSETS	$1,779,084,732

Net Assets:
Class A	$484,437,929
Class B	34,556,833
Class C	27,881,161
Institutional	1,231,960,506
Service	230,742
Class R	8,776
Class IR	8,785

Shares Outstanding:
Class A	38,322,733
Class B	2,956,686
Class C	2,384,298
Institutional	94,689,662
Service	18,387
Class R	697
Class IR	697

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	138,373,160

Net asset value, offering and redemption price per share:(c)
Class A	$12.64
Class B	11.69
Class C	11.69
Institutional	13.01
Service	12.55
Class R	12.59
Class IR	12.60

(a)	Includes loaned securities having a market value of $144,087,792, $87,581,080, $171,876,015, $99,747,305, $4,526,283 and $334,581,632 for Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured U.S. Equity, Balanced and Structured International Equity Funds, respectively.
(b)	Includes restricted cash of $1,447,723 relating to swap contracts for Balanced Fund.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured U.S. Equity, Balanced and Structured International Equity Funds is $13.88, $12.69, $10.80, $27.49, $19.39 and $13.81, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured Large Cap	Structured Small Cap	Structured U.S.		Structured International
Value Fund	Equity Fund	Equity Fund	Balanced Fund	Equity Fund

$1,431,977,534	$857,918,750	$1,150,754,031	$191,463,683	$4,515,062,768
92,927,025	181,355,370	105,612,550	4,883,369	357,690,953
98,334	—	—	1,742,555	—
—	—	—	9,813	28,985,146
—	—	—	4,538,301	—
—	—	—	3,880	—
30,799,369	39,395,617	55,687,949	6,065,769	62,867,713
3,829,414	430,177	2,660,607	1,021,324	10,335,336
855,878	477,264	1,671,292	176,732	7,468,134
—	—	—	30,135	—
87,303	51,350	102,878	29,267	284,983
65,705	215,300	60,502	8,813	327,723
5,787	—	767	3,451	2,078,074
18,471	7,879	157,718	2,120	442,372

1,560,664,820	1,079,851,707	1,316,708,294	209,979,212	4,985,543,202

—	924,096	3,862,175	—	8,134,212
92,927,025	181,355,370	105,612,550	4,883,369	357,690,953
28,250,748	40,910,761	50,607,630	9,526,668	35,839,804
2,407,417	2,629,442	4,238,994	815,750	6,196,691
1,013,650	283,290	6,843	—	1,963,935
817,900	690,144	897,958	165,071	3,351,272
—	—	—	31,009	—
—	—	—	4,035,881	—
—	—	—	96,374	—
186,633	171,604	246,809	191,415	832,744

125,603,373	226,964,707	165,472,959	19,745,537	414,009,611

1,600,862,773	1,039,508,639	1,190,962,596	186,932,161	4,714,606,581
3,835,533	3,007,762	2,887,383	973,350	(2,529,486)
(76,081,016)	(89,869,578)	(11,046,251)	(5,970,974)	42,489,929
(93,555,843)	(99,759,823)	(31,568,393)	8,299,138	(183,033,433)

$1,435,061,447	$852,887,000	$1,151,235,335	$190,233,675	$4,571,533,591

$424,547,502	$216,034,232	$619,815,272	$164,009,548	$1,353,803,311
10,892,658	7,272,297	106,029,475	14,674,842	16,946,561
21,053,385	16,176,459	71,041,946	8,294,634	12,569,343
968,010,631	608,636,556	344,104,180	3,253,225	3,127,566,793
10,539,352	4,749,699	10,226,719	1,426	60,629,822
8,955	8,874	8,867	—	8,875
8,964	8,883	8,876	—	8,886

35,416,065	21,165,227	23,856,342	8,952,949	103,751,294
915,541	789,684	4,379,369	807,870	1,317,156
1,769,286	1,748,634	2,956,102	457,672	978,088
80,731,913	57,445,857	12,938,099	174,985	233,832,046
875,780	472,370	397,196	78	4,633,518
748	873	343	—	683
748	873	343	—	684

119,710,081	81,623,518	44,527,794	10,393,554	344,513,469

$11.99	$10.21	$25.98	$18.32	$13.05
11.90	9.21	24.21	18.16	12.87
11.90	9.25	24.03	18.12	12.85
11.99	10.59	26.60	18.59	13.38
12.03	10.06	25.75	18.37	13.09
11.97	10.16	25.85	—	12.99
11.98	10.17	25.86	—	13.00

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statements of Operations
For the Six Months Ended February 29, 2008 (Unaudited)

Structured Large Cap
Growth Fund

Investment income:

Dividends(a)	$12,595,407
Interest (including securities lending income of $736,823, $238,782, $1,219,186, $265,771, $71,068 and $1,376,366, respectively)	1,763,585

Total investment income	14,358,992

Expenses:

Management fees	6,595,914
Distribution and Service fees(c)	1,131,481
Transfer Agent fees(c)	936,694
Registration fees	109,479
Custody and accounting fees	85,943
Printing fees	65,266
Professional fees	45,855
Service share fees-Service Plan	325
Service share fees-Shareholder Administration Plan	325
Trustee fees	8,854
Other	85,559

Total expenses	9,065,695

Less — expense reductions	(1,544,702)

Net expenses	7,520,993

NET INVESTMENT INCOME	6,837,999

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(38,193,058)
Futures transactions	1,676,603
Swap contracts	—
Foreign currency related transactions	—
Net change in unrealized gain (loss) on:
Investments	(184,159,115)
Futures	(1,564,403)
Swap contracts	—
Translation of assets and liabilities denominated in foreign currencies	—

Net realized and unrealized loss on investment, futures, swap and foreign currency transactions	(222,239,973)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(215,401,974)

(a)	For the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured U.S. Equity and Structured International Equity Funds, foreign taxes withheld on dividends were $1,802, $8,804, $68, $1,054 and $1,827,861, respectively.
(b)	Commenced operations on November 30, 2007.
(c)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees

Fund	Class A	Class B	Class C	Class R(b)	Class A	Class B	Class C	Institutional	Service	Class R(b)	Class IR(b)

Structured Large Cap Growth	$752,118	$212,226	$167,126	$11	$571,610	$40,323	$31,754	$292,948	$51	$4	$4
Structured Large Cap Value	688,326	68,874	118,533	12	523,128	13,086	22,522	246,789	2,665	4	4
Structured Small Cap Equity	264,086	45,518	95,756	12	200,705	8,649	18,194	119,112	3,058	4	4
Structured U.S. Equity	957,738	655,965	438,713	11	727,881	124,633	83,356	97,403	2,673	4	4
Balanced	219,085	80,374	40,782	—	166,505	15,271	7,749	673	—	—	—
Structured International Equity	1,845,496	93,493	69,232	11	1,402,578	17,764	13,154	662,089	11,835	4	4
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured Large Cap	Structured Small Cap	Structured U.S.	Balanced	Structured International
Value Fund	Equity Fund	Equity Fund	Fund	Equity Fund

$20,718,698	$3,922,241	$14,053,458	$2,117,464	$104,397,699
487,467	1,656,779	325,595	2,379,697	2,511,239

21,206,165	5,579,020	14,379,053	4,497,161	106,908,938

5,254,000	3,614,118	4,680,620	659,316	18,602,432
875,745	405,372	2,052,427	340,241	2,008,232
808,198	349,726	1,035,954	190,198	2,107,428
120,400	51,099	70,921	34,086	173,517
81,568	67,746	70,223	66,948	914,334
60,889	50,437	57,529	53,199	102,276
46,351	45,855	46,805	46,365	53,598
16,928	18,791	16,821	2	75,048
16,928	18,791	16,821	2	75,048
8,854	8,854	8,854	8,854	8,854
66,247	78,672	105,512	20,589	116,621

7,356,108	4,709,461	8,162,487	1,419,800	24,237,388

(962,466)	(476,466)	(1,263,392)	(284,661)	(1,365,481)

6,393,642	4,232,995	6,899,095	1,135,139	22,871,907

14,812,523	1,346,025	7,479,958	3,362,022	84,037,031

(73,606,971)	(82,567,102)	27,411,418	6,488,045	213,987,899
(199,717)	(5,779,803)	(197,559)	(757,500)	(445,244)
—	—	—	1,394,047	—
—	—	—	(33,812)	7,799,701
(191,277,862)	(71,259,140)	(197,484,600)	(20,585,021)	(651,625,752)
226,710	(520,801)	(566,842)	2,647	(14,007,046)
—	—	—	256,251	—
—	—	—	(151,599)	326,231

(264,857,840)	(160,126,846)	(170,837,583)	(13,386,942)	(443,964,211)

$(250,045,317)	$(158,780,821)	$(163,357,625)	$(10,024,920)	$(359,927,180)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statements of Changes in Net Assets

	Structured Large Cap Growth Fund		Structured Large Cap Value Fund

	For the		For the
	Six Months Ended	For the	Six Months Ended	For the
	February 29, 2008	Year Ended	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007

From operations:

Net investment income	$6,837,999	$8,673,202	$14,812,523	$25,492,466
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	(36,516,455)	75,091,038	(73,806,688)	87,352,034
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(185,723,518)	2,350,458	(191,051,152)	(5,795,131)

Net increase (decrease) in net assets resulting from operations	(215,401,974)	86,114,698	(250,045,317)	107,049,369

Distributions to shareholders:

From net investment income
Class A Shares	(1,589,766)	(282,609)	(3,838,761)	(6,652,093)
Class B Shares	—	—	(28,614)	(67,303)
Class C Shares	—	—	(64,096)	(99,827)
Institutional Shares	(9,636,758)	(2,690,386)	(11,626,633)	(16,266,176)
Service Shares	(332)	—	(82,338)	(65,683)
Class R Shares(a)	(64)	—	(41)	—
Class IR Shares(a)	(68)	—	(46)	—
From net realized gains
Class A Shares	(3,939,301)	—	(18,361,146)	(22,316,879)
Class B Shares	(293,803)	—	(431,744)	(727,017)
Class C Shares	(241,109)	—	(786,286)	(915,251)
Institutional Shares	(9,586,469)	—	(42,391,681)	(37,269,966)
Service Shares	(1,742)	—	(431,108)	(136,644)
Class R Shares(a)	(66)	—	(331)	—
Class IR Shares(a)	(66)	—	(331)	—

Total distributions to shareholders	(25,289,544)	(2,972,995)	(78,043,156)	(84,516,839)

From share transactions:

Net proceeds from sales of shares	251,196,454	1,684,000,402	223,054,630	1,466,099,698
Proceeds received in connection with merger	—	131,123,420	—	61,664,997
Reinvestment of dividends and distributions	24,851,438	2,959,727	75,722,941	78,187,907
Cost of shares repurchased	(655,205,959)	(366,142,487)	(677,771,504)	(683,442,122)

Net increase (decrease) in net assets resulting from share transactions	(379,158,067)	1,451,941,062	(378,993,933)	922,510,480

TOTAL INCREASE (DECREASE)	(619,849,585)	1,535,082,765	(707,082,406)	945,043,010

Net assets:

Beginning of period	2,398,934,317	863,851,552	2,142,143,853	1,197,100,843

End of period	$1,779,084,732	$2,398,934,317	$1,435,061,447	$2,142,143,853

Accumulated undistributed net investment income	$4,066,579	$8,455,568	$3,835,533	$4,663,539

(a)	Commenced operations on November 30, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured Small Cap Equity Fund		Structured U.S. Equity Fund

For the		For the
Six Months Ended	For the	Six Months Ended	For the
February 29, 2008	Year Ended	February 29, 2008	Year Ended
(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007

$1,346,025	$5,057,223	$7,479,958	$15,861,423
(88,346,905)	67,361,559	27,213,859	173,443,094
(71,779,941)	(78,607,607)	(198,051,442)	(56,338,779)

(158,780,821)	(6,188,825)	(163,357,625)	132,965,738

(35,227)	(83,823)	(7,848,443)	(5,844,288)
—	—	(447,123)	(503,299)
—	—	(458,154)	(251,563)
(1,941,165)	(2,402,417)	(6,406,777)	(7,910,668)
—	—	(110,019)	(106,851)
(40)	—	(145)	—
(40)	—	(149)	—
(11,153,859)	(13,298,046)	(79,028,986)	(23,874,216)
(533,109)	(955,761)	(14,306,085)	(4,750,298)
(1,134,581)	(1,588,284)	(9,896,644)	(2,191,344)
(29,333,630)	(36,269,152)	(45,940,297)	(22,832,224)
(570,419)	(1,680,540)	(1,350,300)	(487,603)
(547)	—	(1,036)	—
(547)	—	(1,036)	—

(44,703,164)	(56,278,023)	(165,795,194)	(68,752,354)

524,715,453	748,226,419	98,832,216	464,576,906
—	—	—	452,313,962
43,448,651	51,514,973	145,324,369	55,550,397
(355,078,557)	(655,195,114)	(492,148,505)	(692,281,402)

213,085,547	144,546,278	(247,991,920)	280,159,863

9,601,562	82,079,430	(577,144,739)	344,373,247

843,285,438	761,206,008	1,728,380,074	1,384,006,827

$852,887,000	$843,285,438	$1,151,235,335	$1,728,380,074

$3,007,762	$3,638,209	$2,887,383	$10,678,235

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

	Balanced Fund		Structured International Equity Fund

	For the		For the
	Six Months Ended	For the	Six Months Ended		For the
	February 29, 2008	Year Ended	February 29, 2008		Year Ended
	(Unaudited)	August 31, 2007	(Unaudited)		August 31, 2007

From operations:

Net investment income	$3,362,022	$5,552,117	$84,037,031		$82,253,130
Net realized gain from investment, futures, swap and foreign currency related transactions	7,090,780	866,557	221,342,356		293,924,796
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(20,477,722)	14,391,940	(665,306,567)		174,589,294

Net increase (decrease) in net assets resulting from operations	(10,024,920)	20,810,614	(359,927,180)		550,767,220

Distributions to shareholders:

From net investment income
Class A Shares	(1,818,478)	(5,154,220)	(44,992,944)		(9,741,353)
Class B Shares	(103,074)	(377,252)	(466,559)		(44,917)
Class C Shares	(52,466)	(147,806)	(334,209)		(47,721)
Institutional Shares	(39,399)	(82,337)	(110,244,232)		(25,733,287)
Service Shares	(15)	(33)	(1,784,615)		(488,805)
Class R Shares(a)	—	—	(326)		—
Class IR Shares(a)	—	—	(330)		—
From net realized gains
Class A Shares	(10,383,013)	(12,750,446)	(128,178,330)		(47,158,552)
Class B Shares	(942,271)	(1,363,090)	(1,662,907)		(625,828)
Class C Shares	(484,803)	(479,528)	(1,208,317)		(488,575)
Institutional Shares	(203,943)	(135,962)	(279,705,713)		(99,173,301)
Service Shares	(88)	(88)	(5,249,964)		(2,611,177)
Class R Shares(a)	—	—	(832)		—
Class IR Shares(a)	—	—	(832)		—

Total distributions to shareholders	(14,027,550)	(20,490,762)	(573,830,110)		(186,113,516)

From share transactions:

Net proceeds from sales of shares	17,423,344	24,820,411	813,070,663		2,901,016,452
Proceeds received in connection with merger	—	—	—		53,478,730
Reinvestment of dividends and distributions	13,432,493	19,665,055	548,615,687		174,112,108
Cost of shares repurchased	(25,265,603)	(43,125,132)	(695,537,381	) (b)	(1,113,674,422	) (c)

Net increase in net assets resulting from share transactions	5,590,234	1,360,334	666,148,969		2,014,932,868

TOTAL INCREASE (DECREASE)	(18,462,236)	1,680,186	(267,608,321)		2,379,586,572

Net assets:

Beginning of period	208,695,911	207,015,725	4,839,141,912		2,459,555,340

End of period	$190,233,675	$208,695,911	$4,571,533,591		$4,839,141,912

Accumulated undistributed (distributions in excess of) net investment income	$973,350	$(375,240)	$(2,529,486)		$71,256,698

(a)	Commenced operations on November 30, 2007.
(b)	Net of $50,518 in redemption fees remitted to Structured International Equity Fund.
(c)	Net of $65,046 in redemption fees remitted to Structured International Equity Fund.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements
February 29, 2008 (Unaudited)
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Structured Large Cap Growth Fund, Structured Large Cap Value Fund, Structured Small Cap Equity Fund, Structured U.S. Equity Fund, Balanced Fund and Structured International Equity Fund (collectively, the “Funds” or individually a “Fund”). Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured U.S. Equity and Structured International Equity are diversified portfolios offering seven classes of shares — Class A, Class B, Class C, Institutional, Service, Class R and Class IR Shares. Balanced Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service Shares. Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class R and Class IR Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales charges of which a certain portion may be retained.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as Investment Adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Class R and Class IR Shares of the Funds commenced operations on November 30, 2007.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by GSAM are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investments in securities traded on foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by the adviser by taking into consideration market or security specific information as discussed below.
     In addition, GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation and regulatory news such as governmental approvals.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on foreign securities held by the Funds, which are subject to taxes. Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Funds based upon the relative proportion of net assets of each class.
     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount (OID) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B, Class C and Class R shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly for the Structured Large Cap Value and Balanced Funds and annually for all other Funds. Capital gains distributions, if any, are declared and paid annually for all Funds. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
     In addition, distributions paid by a Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
more competitive yield. This portion of a Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.
     The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), on February 29, 2008. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements.
E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At February 29, 2008, the Funds had segregated sufficient cash and/or securities to cover any commitments under these contracts.
G. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
H. Mortgage Dollar Rolls — The Balanced Fund may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
     During the settlement period between sale and repurchase, the Balanced Fund will not be entitled to accrued interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Balanced Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Balanced Fund’s use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.
I. Redemption Fees — All classes of the Structured International Equity Fund charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Structured International Equity Fund and reflected as a reduction in share redemptions on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Structured International Equity Fund on a pro-rata basis at the time of payment.
J. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.
K. Securities purchased on a when-issued or delayed-delivery basis — The Balanced Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time the Balanced Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Balanced Fund to greater risk that such transactions may not be consummated.
L. Segregation Transactions — The Funds may enter into certain derivative or other transactions to seek to increase total return. Forward foreign currency contracts, futures contracts, swap contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
M. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statement of Assets and Liabilities. The Balanced Fund may also invest in the following type of swaps:
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.
     Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically a corporate issuer on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of a corporate issuer or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. If the Fund enters into a buy contract and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty. In addition, if the Fund enters into a sale contract and a credit event occurs, the value of the referenced obligation received by the Fund reduced by the periodic payments previously received may be less than the maximum payout amount it pays to the counterparty, resulting in a loss to the Fund.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or models prices and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Fund, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on termination date. Periodic payments received or made on swap contracts are recorded as realized gain or loss on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements or, with respect to credit default swaps, when a credit event occurs and recorded as realized gains from swaps on the statement operations.
3. AGREEMENTS
A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to the annual percentage rates of each Fund’s average daily net assets.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
3. AGREEMENTS (continued)
     For the six months ended, February 29, 2008, GSAM received a Management Fee at the following rates:

	Contractual Management Rate
					Effective Net
	First $1	Next $1	Over $2	Effective	Management Rate
Fund	Billion	Billion	Billion	Rate	(after waiver )

Structured Large Cap Growth	0.65%	0.59%	0.56%	0.62%	0.51%*

Structured Large Cap Value	0.60%	0.54%	0.51%	0.57%	0.51%*

Structured Small Cap Equity	0.85%	0.85%	0.77%	0.85%	0.81%*

Structured U.S. Equity	0.65%	0.59%	0.56%	0.63%	0.51%*

Balanced	0.65%	0.59%	0.56%	0.55%	0.55%*

Structured International Equity	0.85%	0.77%	0.73%	0.76%	0.76%

*	GSAM voluntarily agreed to waive a portion of its management fee in order to achieve an effective rate of 0.51%, 0.51%, 0.81%, 0.51% and 0.55% as an annual percentage rate of average daily net assets of Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured U.S. Equity and Balanced Funds, respectively, for the six months ended February 29, 2008.
B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares. With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 29, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Structured Large Cap Growth	$7,400	$600	$—

Structured Large Cap Value	45,000	—	400

Structured Small Cap Equity	4,200	—	400

Structured U.S. Equity	15,300	200	1,700

Balanced	17,200	—	—

Structured International Equity	128,200	100	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class R and Class IR Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

3. AGREEMENTS (continued)
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25%, of the average daily net assets of the Funds’ Service Shares.
E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations of the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured U.S. Equity, Balanced and Structured International Equity Funds as an annual percentage rate of average daily net assets were 0.004%, 0.004%, 0.004%, 0.004%, 0.064% and 0.004%, respectively.
     For the six months ended February 29, 2008, GSAM has voluntarily agreed to waive certain management fees and agreed to reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

		Expense Credits

	Management	Custody	Transfer Agent	Other Expense	Total Expense
Fund	Fee Waiver	Fee	Fee	Reimbursement	Reductions

Structured Large Cap Growth	$1,132	$39	$16	$358	$1,545

Structured Large Cap Value	574	27	14	347	962

Structured Small Cap Equity	170	15	5	286	476

Structured U.S. Equity	892	17	24	330	1,263

Balanced	102	14	4	165	285

Structured International Equity	—	60	33	1,272	1,365

     At February 29, 2008, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Structured Large Cap Growth	$738	$150	$125	$1,013

Structured Large Cap Value	600	114	104	818

Structured Small Cap Equity	568	64	58	690

Structured U.S. Equity	486	275	137	898

Balanced	85	51	29	165

Structured International Equity	2,752	290	309	3,351

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 29, 2008, were as follows:

Fund	Purchases	Sales and Maturities

Structured Large Cap Growth	$1,143,991,125	$1,506,604,361

Structured Large Cap Value	1,094,602,000	1,579,801,560

Structured Small Cap Equity	721,456,225	548,458,718

Structured U.S. Equity	675,483,314	1,045,700,488

Balanced*	262,484,087	257,672,266

Structured International Equity	4,313,501,728	4,059,068,119

*	Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $157,075,945 and $155,376,625, respectively.
     For the six months ended February 29, 2008, Goldman Sachs earned approximately $34,900, $26,700, $20,100, $11,800, $5,500 and $74,000 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured U.S. Equity, Balanced and Structured International Equity Funds, respectively.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments but is not a “money market fund” subject to the requirements of Rule 29a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 29, 2008, are reported parenthetically under Investment Income on the Statements of Operations.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

5. SECURITIES LENDING (continued)
     The table below details securities lending activity as of, and for the six months ended February 29, 2008:

		Earnings Received
	Earnings of BGA	by the Funds
	Relating to	From Lending to	Amount Payable to
	Securities Loaned	Goldman Sachs	Goldman Sachs
	for the six months ended	for the six months ended	Upon Return of
	February 29,	February 29,	Securities Loaned as of
Fund	2008	2008	February 29, 2008

Structured Large Cap Growth	$80,862	$63,141	$8,292,000

Structured Large Cap Value	25,683	4,541	9,725,000

Structured Small Cap Equity	135,441	224,482	23,048,613

Structured U.S. Equity	28,736	46,877	8,922,500

Balanced	7,895	18,793	—

Structured International Equity	152,125	290,326	184,284,400

6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 29, 2008, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
7. TAX INFORMATION
As of the Funds’ most recent fiscal year end, August 31, 2007, the Funds’ capital loss carryforwards on a tax basis were as follows:

						Structured
	Structured	Structured	Structured	Structured		International
	Large Cap Growth	Large Cap Value	Small Cap Equity	U.S. Equity	Balanced	Equity

Capital loss carryforward[1]
Expiring 2008	$—	$—	$—	$(467,425)	$—	$—
Expiring 2009	—	—	—	(12,270,433)	—	—
Expiring 2010	(61,148,458)	—	—	(22,117,498)	—	—
Expiring 2011	(158,481,000)	—	—	—		—
Expiring 2012	(5,803,222)	—	—	—	—	—

Total capital loss carryforward[2]	$(225,432,680)	$—	$—	$(34,855,356)	$—	$—

Timing differences (deferred straddle losses, swap receivable and post October losses)	$—	$—	$—	$—	$(497,175)	$(2,948,292)

1	Expiration occurs on August 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.
2	The Structured Large Cap Growth Fund, Structured U.S. Equity Fund and Structured International Equity Fund utilized approximately $70,441,511, $11,556,581 and $506,100, respectively, of their capital loss carryforwards as of the most recent fiscal year end.
At February 29, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

						Structured
	Structured Large	Structured Large	Structured Small	Structured U.S.		International
	Cap Growth	Cap Value	Cap Equity	Equity	Balanced	Equity

Tax cost	$2,031,994,143	$1,620,970,396	$1,140,007,687	$1,290,769,504	$190,077,209	$5,046,795,944

Gross unrealized gain	77,016,702	69,013,545	47,596,254	71,929,128	14,403,389	169,721,350
Gross unrealized loss	(183,774,669)	(165,079,382)	(148,329,821)	(106,332,051)	(8,133,546)	(343,763,573)

Net unrealized security gain (loss)	$(106,757,967)	$(96,065,837)	$(100,733,567)	$(34,402,923)	$6,269,843	$(174,042,223)

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on Section 1256 contracts, foreign currency contracts recognized for tax purposes, differences related to the tax treatment of Passive Foreign Investment Company investments, return of capital distributions from underlying fund investments and the differing treatment of amortization of market discount and premium as of the most recent fiscal year end.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

8. OTHER MATTERS
A. Funds’ Concentration — As of February 29, 2008, Goldman Sachs Profit Sharing Master Trust was the beneficial owner of approximately 30% of the outstanding (Institutional) shares of the Structured U.S. Equity Fund. In addition, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of certain Funds with amounts of 5% or greater as of February 29, 2008 (as a percentage of outstanding Institutional shares):

		Goldman Sachs
	Goldman Sachs	Growth and	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Income	Growth Strategy	Equity Growth
Fund	Portfolio	Strategy Portfolio	Portfolio	Strategy Portfolio

Structured Large Cap Growth	5%	33%	41%	17%

Structured Large Cap Value	—	29	40	17

Structured Small Cap Equity	—	27	26	10

Structured International Equity	—	26	29	12

B. Mergers and Reorganizations — At a meeting held on December 14, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the Signal Large Cap Growth Fund into the Structured Large Cap Growth Fund. The reorganization was completed on April 30, 2007, as of the close of business April 27, 2007.
     Pursuant to the Agreement, the assets and liabilities of the Signal Large Cap Growth Fund’s (“Acquired Fund”) Class A and Institutional Class were transferred into the Structured Large Cap Growth Fund’s (“Survivor Fund”) Class A and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of April 27, 2007

Structured Large Cap Growth Class A/ Signal Large Cap Growth Class A/	38,994	$577,508	51,597

Structured Large Cap Growth Institutional Class/ Signal Large Cap Growth Institutional Class/	2,489,995	37,947,707	3,354,033

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
8. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) as well as the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets
	Net Assets	Net Assets	Immediately	Acquired Fund’s
	before	before	after	Unrealized
Fund	reorganization	reorganization	reorganization	Appreciation

Structured Large Cap Growth/ Signal Large Cap Growth	$1,804,061,327	$38,525,215	$1,842,586,542	$10,365,889

     At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Equity Fund and the AXA Enterprise Multi-Manager Growth Fund by the Structured Large Cap Growth Fund. The reorganization was completed on June 25, 2007, as of the close of business June 22, 2007.
     Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Equity Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Structured Large Cap Growth Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, and the assets and liabilities of the AXA Enterprise Multi-Manager Growth Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred into the Structured Large Cap Growth Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C, and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured Large Cap Growth Class A/ AXA Enterprise Equity Class A/	2,135,621	$31,756,820	4,603,485
AXA Enterprise Multi-Manager Growth Class A/	57,742	858,622	79,447
AXA Enterprise Multi-Manager Growth Class P	199,121	2,960,924	272,473

Structured Large Cap Growth Class B/ AXA Enterprise Equity Class B/	1,905,451	26,333,471	4,021,707
AXA Enterprise Multi-Manager Growth Class B	28,248	390,393	37,217

Structured Large Cap Growth Class C/ AXA Enterprise Equity Class C/	1,224,542	16,923,060	2,581,957
AXA Enterprise Multi-Manager Growth Class C	24,107	333,153	31,773

Structured Large Cap Growth Institutional Class/ AXA Enterprise Equity Class Y/	426,961	6,536,752	912,524
AXA Enterprise Multi-Manager Growth Class Y	424,888	6,505,011	593,569

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

8. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

		Acquired Fund’s	Acquired Fund’s	Survivor
		(AXA	(AXA Enterprise	Fund’s
	Survivor Fund’s	Enterprise Equity)	Multi-Manager	Aggregate
	Aggregate	Aggregate	Growth) Aggregate	Net Assets
	Net Assets	Net Assets	Net Assets	Immediately
	before	before	before	after
Fund	reorganization	reorganization	reorganization	reorganization

Structured Large Cap Growth/ AXA Enterprise Equity/ AXA Enterprise Multi-Manager Growth	$1,967,814,502	$81,550,103	$11,048,103	$2,060,412,708

		Acquired Fund’s		Acquired Fund’s
	Acquired Fund’s	(AXA Enterprise	Acquired Fund’s	(AXA Enterprise
	(AXA Enterprise	Multi-Manager	(AXA Enterprise	Multi-Manager
	Equity)	Growth)	Equity)	Growth)
	Unrealized	Unrealized	Capital Loss	Capital Loss
Fund	Appreciation	Appreciation	Carryforward	Carryforward

Structured Large Cap Growth/ AXA Enterprise Equity/ AXA Enterprise Multi-Manager Growth	$22,648,538	$2,502,945	$(38,851,761)	$(568,482)

     At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Multi-Manager Value Fund by the Structured Large Cap Value Fund. The reorganization was completed on June 25, 2007, as of the close of business June 22, 2007.
     Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager Value Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C and Class Y were transferred into the Structured Large Cap Value Fund (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured Large Cap Value Class A/
AXA Enterprise Multi-Manager Value Class A/	159,094	$2,435,713	182,167
AXA Enterprise Multi-Manager Value Class P	258,137	3,952,097	296,405

Structured Large Cap Value Class B/
AXA Enterprise Multi-Manager Value Class B	96,006	1,457,361	110,022

Structured Large Cap Value Class C/
AXA Enterprise Multi-Manager Value Class C	53,062	806,019	60,819

Structured Large Cap Value Institutional Class/
AXA Enterprise Multi-Manager Value Class Y	3,460,434	53,013,807	3,964,601

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) as well as the Acquired Fund’s unrealized appreciation.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
8. OTHER MATTERS (continued)

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired Fund’s
	Net Assets	Net Assets	Immediately	Unrealized
Fund	before reorganization	before reorganization	after reorganization	Appreciation

Structured Large Cap Value/ AXA Multi-Manager Value	$1,893,695,995	$61,664,997	$1,955,360,992	$7,942,242

     At a meeting held on May 11, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free reorganization of the Goldman Sachs Research Select Fund into the Structured U.S. Equity Fund. The reorganization was completed on September 25, 2006, as of the close of business on September 22, 2006.
     Pursuant to the Agreement, the assets and liabilities of the Goldman Sachs Research Select Fund’s (“Acquired Fund”) Class A, Class B, Class C, and Institutional Class were transferred into the Structured U.S. Equity Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of September 22, 2006

Structured U.S. Equity Class A/Research Select Class A	1,379,024	$44,170,186	5,709,612

Structured U.S. Equity Class B/Research Select Class B	2,141,624	64,527,239	8,743,634

Structured U.S. Equity Class C/Research Select Class C	841,873	25,247,845	3,418,791

Structured U.S. Equity Institutional Class/Research Select Institutional Class	50,557	1,654,749	208,843

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

	Survivor	Acquired	Survivor
	Fund’s	Fund’s	Fund’s
	Aggregate	Aggregate	Aggregate	Acquired	Acquired
	Net Assets	Net Assets	Net Assets	Fund’s	Fund’s
	before	before	Immediately after	Unrealized	Capital Loss
Fund	reorganization	reorganization	reorganization	Appreciation	Carryforward

Structured U.S. Equity/Research Select	$1,399,118,665	$135,600,019	$1,534,718,684	$4,980,654	$(395,775,952)

     At a meeting held on November 9, 2006 the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Capital Appreciation Fund and the AXA Enterprise Multi-Manager Core Equity Fund by the Structured U.S. Equity Fund. The reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.
     Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Capital Appreciation Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Structured U.S. Equity Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, and the assets and liabilities of the AXA Enterprise Multi-Manager Core Equity Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

8. OTHER MATTERS (continued)
into the Structured U.S. Equity Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C, and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured U.S. Equity Class A/ AXA Enterprise Capital Appreciation Class A/	4,599,508	$158,729,274	4,159,261
AXA Enterprise Multi-Manager Core Equity Class A/	27,356	944,053	83,649
AXA Enterprise Multi-Manager Core Equity Class P	111,124	3,834,893	339,521

Structured U.S. Equity Class B/ AXA Enterprise Capital Appreciation Class B/	1,775,859	57,449,027	1,649,958
AXA Enterprise Multi-Manager Core Equity Class B	10,789	348,986	31,962

Structured U.S. Equity Class C/ AXA Enterprise Capital Appreciation Class C/	1,577,696	50,786,037	1,415,863
AXA Enterprise Multi-Manager Core Equity Class C	11,228	361,436	33,098

Structured U.S. Equity Institutional Class/ AXA Enterprise Capital Appreciation Class Y/	1,061,214	37,450,190	934,196
AXA Enterprise Multi-Manager Core Equity Class Y	192,974	6,810,047	601,918

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

		Acquired Fund’s	Acquired Fund’s
		(AXA Enterprise	(AXA Enterprise	Survivor
	Survivor Fund’s	Capital	Multi-Manager	Fund’s
	Aggregate	Appreciation)	Core Equity)	Aggregate
	Net Assets	Aggregate	Aggregate	Net Assets
	before	Net Assets	Net Assets	Immediately
Fund	reorganization	before reorganization	before reorganization	after reorganization

Structured U.S. Equity/ AXA Enterprise Capital Appreciation/ AXA Enterprise Multi-Manager Core Equity	$1,804,708,549	$304,414,528	$12,299,415	$2,121,422,492

	Acquired Fund’s	Acquired Fund’s	Acquired Fund’s
	(AXA Enterprise	(AXA Enterprise	(AXA Enterprise
	Capital	Multi-Manager	Capital
	Appreciation)	Core Equity)	Appreciation)
	Unrealized	Unrealized	Capital Loss
Fund	Appreciation	Appreciation	Carryforward

Structured U.S. Equity/ AXA Enterprise Capital Appreciation/ AXA Enterprise Multi-Manager Core Equity	$78,761,604	$2,168,024	$(1,402,275)

     At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Multi-Manager International Equity Fund by the Structured International Equity Fund. The reorganization was completed on June 25, 2007, as of the close of business June 22, 2007.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
8. OTHER MATTERS (continued)
     Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager International Equity Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred into the Structured International Equity Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured International Equity Class A/ AXA Enterprise Multi-Manager International Class A/	457,744	$7,479,573	492,295
AXA Enterprise Multi-Manager International Class P	242,735	3,966,289	262,137

Structured International Equity Class B/ AXA Enterprise Multi-Manager International Class B	276,925	4,464,040	297,453

Structured International Equity Class C/ AXA Enterprise Multi-Manager International Class C	105,607	1,699,216	113,137

Structured International Equity Institutional Class/ AXA Enterprise Multi-Manager International Class Y	2,145,308	35,869,612	2,367,331

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

8. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired Fund’s
	Net Assets	Net Assets	Immediately	Unrealized
Fund	before reorganization	before reorganization	after reorganization	Appreciation

Structured International Equity/ AXA Multi-Manager International Equity	$4,888,472,812	$53,478,730	$4,941,951,542	$11,952,554

Change in Fiscal Year End — On December 13, 2007, the Board of Trustees of the Trust approved a change of the Funds’ fiscal year end from August 31 to October 31, effective September 1, 2008.
New Accounting Pronouncements — On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Structured Large Cap Growth Fund

	For the Six Months Ended
	February 29, 2008		For the Year Ended
	(Unaudited)		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,514,582	$77,834,390	32,788,543	$470,168,403
Shares issued in connection with merger	—	—	2,431,478	36,153,875
Reinvestment of dividends and distributions	369,447	5,379,158	19,570	276,911
Shares converted from Class B(a)	262,208	3,792,659	420,452	5,989,779
Shares repurchased	(15,042,188)	(215,112,028)	(11,962,645)	(172,068,356)

	(8,895,951)	(128,105,821)	23,697,398	340,520,612

Class B Shares
Shares sold	79,134	1,054,883	85,508	1,138,480
Shares issued in connection with merger	—	—	1,933,699	26,723,863
Reinvestment of dividends and distributions	19,599	264,195	—	—
Shares converted to Class A(a)	(283,493)	(3,792,659)	(451,275)	(5,989,779)
Shares repurchased	(556,693)	(7,359,784)	(1,270,968)	(16,836,391)

	(741,453)	(9,833,365)	296,964	5,036,173

Class C Shares
Shares sold	99,135	1,306,889	278,329	3,683,254
Shares issued in connection with merger	—	—	1,248,649	17,256,213
Reinvestment of dividends and distributions	14,904	201,053	—	—
Shares repurchased	(426,415)	(5,545,845)	(679,513)	(9,090,074)

	(312,376)	(4,037,903)	847,465	11,849,393

Institutional Shares
Shares sold	11,588,342	170,975,033	82,283,409	1,207,924,256
Shares issued in connection with merger	—	—	3,341,845	50,989,469
Reinvestment of dividends and distributions	1,269,583	19,005,664	184,513	2,682,816
Shares repurchased	(28,602,817)	(427,185,370)	(11,349,493)	(166,972,200)

	(15,744,892)	(237,204,673)	74,460,274	1,094,624,341

Service Shares
Shares sold	580	8,166	82,963	1,086,009
Reinvestment of dividends and distributions	77	1,106	—	—
Shares repurchased	(424)	(5,839)	(84,677)	(1,175,466)

	233	3,433	(1,714)	(89,457)

Class R Shares(b)
Shares sold	688	10,000	—	—
Reinvestment of dividends and distributions	9	129	—	—

	697	10,129	—	—

Class IR Shares(b)
Shares sold	688	10,000	—	—
Reinvestment of dividends and distributions	9	133	—	—

	697	10,133	—	—

NET INCREASE (DECREASE)	(25,693,045)	$(379,158,067)	99,300,387	$1,451,941,062

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS

Structured Large Cap Value Fund				Structured Small Cap Equity Fund

For the Six Months Ended				For the Six Months Ended
February 29, 2008		For the Year Ended		February 29, 2008		For the Year Ended
(Unaudited)		August 31, 2007		(Unaudited)		August 31, 2007

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

5,690,854	$76,927,046	33,399,925	$495,229,639	10,213,018	$116,437,239	14,688,897	$211,670,118
—	—	417,231	6,387,810	—	—	—	—
1,627,183	21,931,673	1,927,490	27,962,859	941,660	10,932,674	878,638	12,511,794
68,878	975,215	77,189	1,173,437	28,162	348,634	75,939	1,087,080
(16,123,089)	(217,534,794)	(22,985,673)	(341,265,426)	(6,222,349)	(72,245,088)	(12,920,932)	(186,995,214)

(8,736,174)	(117,700,860)	12,836,162	189,488,319	4,960,491	55,473,459	2,722,542	38,273,778

51,898	709,244	120,697	1,766,427	15,478	165,017	47,272	630,550
—	—	96,006	1,457,361	—	—	—	—
30,622	407,951	47,313	680,265	44,660	468,477	62,999	821,515
(69,392)	(975,215)	(77,837)	(1,173,437)	(30,950)	(348,634)	(82,819)	(1,087,080)
(249,886)	(3,383,813)	(417,034)	(6,144,649)	(165,603)	(1,786,268)	(377,924)	(4,950,274)

(236,758)	(3,241,833)	(230,855)	(3,414,033)	(136,415)	(1,501,408)	(350,472)	(4,585,289)

343,942	4,472,208	613,789	9,017,317	273,644	2,849,741	526,092	6,956,679
—	—	53,062	806,019	—	—	—	—
57,520	766,600	63,704	917,115	96,745	1,019,705	106,662	1,397,275
(433,775)	(5,786,528)	(567,371)	(8,301,652)	(456,541)	(4,888,867)	(831,601)	(10,997,061)

(32,313)	(547,720)	163,184	2,438,799	(86,152)	(1,019,421)	(198,847)	(2,643,107)

9,954,806	138,382,125	63,796,614	945,611,103	32,457,464	403,457,210	34,805,435	517,684,550
—	—	3,460,434	53,013,807	—	—	—	—
3,872,249	52,242,767	3,341,302	48,544,792	2,543,793	30,627,266	2,431,520	35,816,288
(32,662,154)	(446,902,013)	(22,132,803)	(325,948,790)	(20,597,653)	(254,823,719)	(29,611,374)	(438,722,409)

(18,835,099)	(256,277,121)	48,465,547	721,220,912	14,403,604	179,260,757	7,625,581	114,778,429

186,152	2,544,007	970,163	14,475,212	148,447	1,786,246	807,304	11,284,522
27,595	373,200	5,629	82,876	34,909	399,355	68,855	968,101
(315,685)	(4,164,356)	(118,827)	(1,781,605)	(1,787,559)	(21,334,615)	(970,042)	(13,530,156)

(101,938)	(1,247,149)	856,965	12,776,483	(1,604,203)	(19,149,014)	(93,883)	(1,277,533)

720	10,000	—	—	822	10,000	—	—
28	373	—	—	51	587	—	—

748	10,373	—	—	873	10,587	—	—

720	10,000	—	—	822	10,000	—	—
28	377	—	—	51	587	—	—

748	10,377	—	—	873	10,587	—	—

(27,940,786)	$(378,993,933)	62,091,003	$922,510,480	17,539,071	$213,085,547	9,704,921	$144,546,278

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Structured U.S. Equity Fund

	For the Six Months Ended
	February 29, 2008		For the Year Ended
	(Unaudited)		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,319,879	$40,615,631	7,123,287	$238,527,109
Shares issued in connection with merger	—	—	6,117,012	207,678,406
Reinvestment of dividends and distributions	2,784,886	82,181,997	841,239	27,668,343
Shares converted from Class B(a)	219,434	7,286,603	324,966	10,858,078
Shares repurchased	(6,395,273)	(198,001,004)	(7,729,674)	(260,057,140)

	(2,071,074)	(67,916,773)	6,676,830	224,674,796

Class B Shares
Shares sold	100,606	2,853,648	112,624	3,538,000
Shares issued in connection with merger	—	—	3,928,272	122,325,252
Reinvestment of dividends and distributions	481,702	13,270,900	150,242	4,651,476
Shares converted to Class A(a)	(234,673)	(7,286,603)	(345,898)	(10,858,078)
Shares repurchased	(922,408)	(26,843,578)	(1,501,658)	(47,292,172)

	(574,773)	(18,005,633)	2,343,582	72,364,478

Class C Shares
Shares sold	173,153	4,774,926	496,276	15,550,437
Shares issued in connection with merger	—	—	2,430,797	76,395,318
Reinvestment of dividends and distributions	325,717	8,905,104	68,945	2,123,497
Shares repurchased	(793,938)	(22,664,626)	(974,881)	(30,648,190)

	(295,068)	(8,984,596)	2,021,137	63,421,062

Institutional Shares
Shares sold	1,508,894	49,485,116	5,850,305	200,718,852
Shares issued in connection with merger	—	—	1,304,745	45,914,986
Reinvestment of dividends and distributions	1,316,313	39,739,505	613,243	20,580,448
Shares repurchased	(7,323,199)	(239,582,428)	(10,167,427)	(349,658,013)

	(4,497,992)	(150,357,807)	(2,399,134)	(82,443,727)

Service Shares
Shares sold	36,457	1,082,893	189,650	6,242,508
Reinvestment of dividends and distributions	41,877	1,224,496	16,154	526,633
Shares repurchased	(162,831)	(5,056,869)	(137,374)	(4,625,887)

	(84,497)	(2,749,480)	68,430	2,143,254

Class R Shares(b)
Shares sold	303	10,001	—	—
Reinvestment of dividends and distributions	40	1,181	—	—

	343	11,182	—	—

Class IR Shares(b)
Shares sold	303	10,001	—	—
Reinvestment of dividends and distributions	40	1,186	—	—

	343	11,187	—	—

NET INCREASE (DECREASE)	(7,522,718)	$(247,991,920)	8,710,845	$280,159,863

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS

Balanced Fund				Structured International Equity Fund

For the Six Months Ended				For the Six Months Ended
February 29, 2008		For the Year Ended		February 29, 2008		For the Year Ended
(Unaudited)		August 31, 2007		(Unaudited)		August 31, 2007

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

665,611	$13,258,843	920,349	$19,024,567	19,984,101	$298,035,928	59,375,650	$917,676,540
—	—	—	—	—	—	700,479	11,445,862
598,564	11,848,581	862,118	17,430,451	11,333,261	165,238,945	3,570,390	51,663,540
17,518	363,472	54,543	1,128,050	42,429	685,240	29,309	436,643
(1,083,448)	(21,613,071)	(1,701,762)	(35,211,474)	(21,628,369)	(321,633,370)	(21,440,992)	(335,384,624)

198,245	3,857,825	135,248	2,371,594	9,731,422	142,326,743	42,234,836	645,837,961

82,029	1,608,031	84,626	1,736,959	198,191	2,995,754	413,923	6,356,973
—	—	—	—	—	—	276,925	4,464,040
48,221	946,377	77,099	1,547,349	138,928	2,000,562	42,525	609,386
(17,663)	(363,472)	(54,972)	(1,128,050)	(43,120)	(685,240)	(29,702)	(436,643)
(129,517)	(2,540,166)	(278,992)	(5,719,040)	(197,423)	(2,874,991)	(214,787)	(3,253,796)

(16,930)	(349,230)	(172,239)	(3,562,782)	96,576	1,436,085	488,884	7,739,960

105,726	2,044,429	119,009	2,440,007	174,468	2,611,607	421,838	6,453,952
—	—	—	—	—	—	105,607	1,699,216
20,436	400,194	23,732	475,446	87,251	1,254,667	31,045	444,253
(44,648)	(848,377)	(71,275)	(1,454,802)	(176,055)	(2,629,122)	(170,856)	(2,593,778)

81,514	1,596,246	71,466	1,460,651	85,664	1,237,152	387,634	6,003,643

24,242	512,041	77,957	1,618,703	31,516,841	488,124,972	123,995,760	1,951,397,039
—	—	—	—	—	—	2,145,308	35,869,612
11,824	237,239	10,319	211,688	25,258,673	377,111,993	8,133,155	120,208,030
(13,202)	(263,989)	(35,886)	(739,816)	(22,894,349)	(361,205,753)	(48,206,950)	(761,690,890)

22,864	485,291	52,390	1,090,575	33,881,165	504,031,212	86,067,273	1,345,783,791

—	—	8	175	1,429,009	21,282,400	1,250,871	19,131,948
6	102	6	121	205,691	3,007,198	81,799	1,186,899
—	—	—	—	(474,085)	(7,194,145)	(680,166)	(10,751,334)

6	102	14	296	1,160,615	17,095,453	652,504	9,567,513

—	—	—	—	603	10,001	—	—
—	—	—	—	80	1,159	—	—

—	—	—	—	683	11,160	—	—

—	—	—	—	604	10,001	—	—
—	—	—	—	80	1,163	—	—

—	—	—	—	684	11,164	—	—

285,699	$5,590,234	86,879	$1,360,334	44,956,809	$666,148,969	129,831,131	$2,014,932,868

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)

2008 - A	$14.36	$0.03		$(1.62)	$(1.59)	$(0.03)	$(0.10)	$(0.13)
2008 - B	13.31	(0.02)		(1.50)	(1.52)	—	(0.10)	(0.10)
2008 - C	13.31	(0.02)		(1.50)	(1.52)	—	(0.10)	(0.10)
2008 - Institutional	14.81	0.06		(1.67)	(1.61)	(0.09)	(0.10)	(0.19)
2008 - Service	14.25	0.02		(1.61)	(1.59)	(0.01)	(0.10)	(0.11)
2008 - R (commenced on November 30, 2007)	14.53	—	(c)	(1.75)	(1.75)	(0.09)	(0.10)	(0.19)
2008 - IR (commenced on November 30, 2007)	14.53	0.02		(1.76)	(1.74)	(0.09)	(0.10)	(0.19)
FOR THE YEARS ENDED AUGUST 31,

2007 - A	13.20	0.04		1.13	1.17	(0.01)	—	(0.01)
2007 - B	12.33	(0.06)		1.04	0.98	—	—	—
2007 - C	12.34	(0.06)		1.03	0.97	—	—	—
2007 - Institutional	13.58	0.10		1.17	1.27	(0.04)	—	(0.04)
2007 - Service	13.10	0.02		1.13	1.15	—	—	—

2006 - A	12.55	0.04		0.61	0.65	— (c)	—	—
2006 - B	11.81	(0.06)		0.58	0.52	—	—	—
2006 - C	11.81	(0.06)		0.59	0.53	—	—	—
2006 - Institutional	12.89	0.09		0.64	0.73	(0.04)	—	(0.04)
2006 - Service	12.43	0.02		0.65	0.67	—	—	—

2005 - A	11.13	0.04	(e)	1.38 (f)	1.42	—	—	—
2005 - B	10.55	(0.04	)(e)	1.30 (f)	1.26	—	—	—
2005 - C	10.55	(0.04	)(e)	1.30 (f)	1.26	—	—	—
2005 - Institutional	11.38	0.08	(e)	1.43 (f)	1.51	—	—	—
2005 - Service	11.04	0.04	(e)	1.35 (f)	1.39	—	—	—

2004 - A	10.33	(0.01)		0.81	0.80	—	—	—
2004 - B	9.87	(0.09)		0.77	0.68	—	—	—
2004 - C	9.87	(0.09)		0.77	0.68	—	—	—
2004 - Institutional	10.52	0.03		0.83	0.86	—	—	—
2004 - Service	10.26	(0.02)		0.80	0.78	—	—	—

2003 - A	9.06	(0.01)		1.28	1.27	—	—	—
2003 - B	8.72	(0.07)		1.22	1.15	—	—	—
2003 - C	8.72	(0.07)		1.22	1.15	—	—	—
2003 - Institutional	9.19	0.03		1.30	1.33	—	—	—
2003 - Service	9.01	(0.02)		1.27	1.25	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.30% of average net assets.
(f)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
(g)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated the performance would have been 12.67%, 11.85%, 11.85%, 13.18%, and 12.50% for Class A, Class B, Class C, Institutional and Service Shares, respectively.
(h)	Amount is less than 0.005% per share.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.64	(11.17)%	$484,438	0.95	%(d)	0.39	%(d)	1.09% (d)		0.25	%(d)	55%
11.69	(11.55)	34,557	1.70	(d)	(0.35	)(d)	1.84	(d)	(0.49	)(d)	55
11.69	(11.55)	27,881	1.70	(d)	(0.35	)(d)	1.84	(d)	(0.49	)(d)	55
13.01	(11.03)	1,231,961	0.55	(d)	0.80	(d)	0.69	(d)	0.66	(d)	55
12.55	(11.24)	231	1.05	(d)	0.30	(d)	1.19	(d)	0.16	(d)	55
12.59	(12.23)	9	1.20	(d)	0.14	(d)	1.34	(d)	—	(d)(h)	55
12.60	(12.19)	9	0.70	(d)	0.54	(d)	0.84	(d)	0.40	(d)	55

14.36	8.85	678,286	0.95		0.30		1.09		0.16		140
13.31	7.95	49,211	1.70		(0.48)		1.84		(0.62)		140
13.31	7.86	35,896	1.70		(0.48)		1.84		(0.62)		140
14.81	9.39	1,635,283	0.55		0.69		0.69		0.55		140
14.25	8.78	258	1.05		0.12		1.19		(0.02)		140

13.20	5.21	310,386	1.00		0.28		1.16		0.12		111
12.33	4.40	41,947	1.76		(0.52)		1.91		(0.67)		111
12.34	4.49	22,811	1.76		(0.52)		1.91		(0.67)		111
13.58	5.66	488,448	0.60		0.69		0.76		0.53		111
13.10	5.39	260	1.10		0.15		1.26		(0.01)		111

12.55	12.76 (g)	166,792	1.11		0.37	(e)	1.24		0.24	(e)	146
11.81	11.94 (g)	65,545	1.86		(0.32	)(e)	1.99		(0.45	)(e)	146
11.81	11.94 (g)	29,672	1.86		(0.32	)(e)	1.99		(0.45	)(e)	146
12.89	13.27 (g)	263,906	0.71		0.65	(e)	0.84		0.52	(e)	146
12.43	12.59 (g)	227	1.21		0.38	(e)	1.34		0.25	(e)	146

11.13	7.74	120,872	1.15		(0.10)		1.29		(0.24)		149
10.55	6.89	78,810	1.90		(0.85)		2.04		(0.99)		149
10.55	6.89	32,901	1.90		(0.85)		2.04		(0.99)		149
11.38	8.17	109,353	0.75		0.31		0.89		0.17		149
11.04	7.60	361	1.25		(0.20)		1.39		(0.34)		149

10.33	14.02	127,317	1.18		(0.07)		1.31		(0.20)		119
9.87	13.19	91,084	1.93		(0.82)		2.06		(0.95)		119
9.87	13.19	36,553	1.93		(0.82)		2.06		(0.95)		119
10.52	14.47	114,524	0.78		0.33		0.91		0.20		119
10.26	13.87	410	1.28		(0.17)		1.41		(0.30)		119

The accompanying notes are an integral part of these financial statements.       109

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)

2008 - A	$14.51	$0.10	$(2.07)	$(1.97)	$(0.09)	$(0.46)	$(0.55)
2008 - B	14.39	0.05	(2.05)	(2.00)	(0.03)	(0.46)	(0.49)
2008 - C	14.40	0.05	(2.05)	(2.00)	(0.04)	(0.46)	(0.50)
2008 - Institutional	14.51	0.12	(2.06)	(1.94)	(0.12)	(0.46)	(0.58)
2008 - Service	14.56	0.09	(2.07)	(1.98)	(0.09)	(0.46)	(0.55)
2008 - R (commenced November 30, 2007)	13.89	0.04	(1.44)	(1.40)	(0.06)	(0.46)	(0.52)
2008 - IR (commenced November 30, 2007)	13.89	0.06	(1.45)	(1.39)	(0.06)	(0.46)	(0.52)
FOR THE YEARS ENDED AUGUST 31,

2007 - A	13.99	0.18	1.06	1.24	(0.17)	(0.55)	(0.72)
2007 - B	13.88	0.07	1.04	1.11	(0.05)	(0.55)	(0.60)
2007 - C	13.90	0.07	1.04	1.11	(0.06)	(0.55)	(0.61)
2007 - Institutional	14.00	0.24	1.04	1.28	(0.22)	(0.55)	(0.77)
2007 - Service	14.06	0.17	1.05	1.22	(0.17)	(0.55)	(0.72)

2006 - A	12.69	0.17	1.51	1.68	(0.14)	(0.24)	(0.38)
2006 - B	12.59	0.07	1.49	1.56	(0.03)	(0.24)	(0.27)
2006 - C	12.60	0.07	1.50	1.57	(0.03)	(0.24)	(0.27)
2006 - Institutional	12.69	0.23	1.50	1.73	(0.18)	(0.24)	(0.42)
2006 - Service	12.73	0.17	1.50	1.67	(0.10)	(0.24)	(0.34)

2005 - A	11.15	0.12	1.76	1.88	(0.09)	(0.25)	(0.34)
2005 - B	11.06	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - C	11.07	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - Institutional	11.14	0.17	1.77	1.94	(0.14)	(0.25)	(0.39)
2005 - Service	11.18	0.11	1.77	1.88	(0.08)	(0.25)	(0.33)

2004 - A	9.48	0.04	1.75	1.79	(0.12)	—	(0.12)
2004 - B	9.40	(0.04)	1.74	1.70	(0.04)	—	(0.04)
2004 - C	9.42	(0.04)	1.73	1.69	(0.04)	—	(0.04)
2004 - Institutional	9.47	0.09	1.74	1.83	(0.16)	—	(0.16)
2004 - Service	9.50	0.03	1.76	1.79	(0.11)	—	(0.11)

2003 - A	8.74	0.10	0.74	0.84	(0.10)	—	(0.10)
2003 - B	8.67	0.03	0.73	0.76	(0.03)	—	(0.03)
2003 - C	8.68	0.03	0.74	0.77	(0.03)	—	(0.03)
2003 - Institutional	8.74	0.13	0.73	0.86	(0.13)	—	(0.13)
2003 - Service	8.74	0.09	0.74	0.83	(0.07)	—	(0.07)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

							Ratio assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.99	(13.97)%	$424,548	0.95	%(c)	1.39	%(c)	1.05	%(c)	1.29	%(c)	60%
11.90	(14.26)	10,893	1.70	(c)	0.64	(c)	1.80	(c)	0.54	(c)	60
11.90	(14.27)	21,053	1.70	(c)	0.64	(c)	1.80	(c)	0.54	(c)	60
11.99	(13.79)	968,011	0.55	(c)	1.79	(c)	0.65	(c)	1.69	(c)	60
12.03	(14.04)	10,539	1.05	(c)	1.27	(c)	1.15	(c)	1.17	(c)	60
11.97	(10.48)	9	1.20	(c)	1.20	(c)	1.30	(c)	1.10	(c)	60
11.98	(10.37)	9	0.70	(c)	1.58	(c)	0.80	(c)	1.48	(c)	60

14.51	8.90	640,535	0.95		1.23		1.04		1.14		119
14.39	8.03	16,587	1.70		0.46		1.79		0.37		119
14.40	7.99	25,946	1.70		0.47		1.79		0.38		119
14.51	9.24	1,444,839	0.55		1.64		0.64		1.55		119
14.56	8.70	14,237	1.05		1.14		1.14		1.05		119

13.99	13.43	438,245	0.99		1.31		1.10		1.20		127
13.88	12.56	19,200	1.75		0.49		1.84		0.40		127
13.90	12.66	22,768	1.75		0.51		1.84		0.41		127
14.00	13.92	715,191	0.59		1.69		0.69		1.59		127
14.06	13.35	1,697	1.11		1.28		1.20		1.19		127

12.69	17.13	186,441	1.10		0.99		1.14		0.95		132
12.59	16.32	20,479	1.85		0.22		1.89		0.18		132
12.60	16.32	20,666	1.85		0.22		1.89		0.18		132
12.69	17.69	384,875	0.70		1.39		0.74		1.35		132
12.73	17.06	799	1.20		0.87		1.24		0.83		132

11.15	18.93	100,374	1.10		0.95		1.15		0.90		154
11.06	18.09	19,819	1.85		0.19		1.90		0.14		154
11.07	17.97	17,027	1.85		0.19		1.90		0.14		154
11.14	19.41	194,541	0.70		1.36		0.75		1.31		154
11.18	18.89	487	1.20		0.84		1.25		0.79		154

9.48	9.70	79,866	1.11		1.13		1.22		1.02		102
9.40	8.83	18,077	1.86		0.38		1.97		0.27		102
9.42	8.95	13,798	1.86		0.37		1.97		0.26		102
9.47	10.03	145,059	0.71		1.52		0.82		1.41		102
9.50	9.58	327	1.21		1.02		1.32		0.91		102

The accompanying notes are an integral part of these financial statements.       111

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)

2008 - A	$12.89	$— (c)	$(2.01)	$(2.01)	$(0.01)	$(0.66)	$(0.67)
2008 - B	11.74	(0.04)	(1.83)	(1.87)	—	(0.66)	(0.66)
2008 - C	11.79	(0.04)	(1.84)	(1.88)	—	(0.66)	(0.66)
2008 - Institutional	13.37	0.03	(2.10)	(2.07)	(0.05)	(0.66)	(0.71)
2008 - Service	12.72	(0.01)	(1.99)	(2.00)	—	(0.66)	(0.66)
2008 - R (commenced November 30, 2007)	12.16	(0.01)	(1.28)	(1.29)	(0.05)	(0.66)	(0.71)
2008 - IR (commenced November 30, 2007)	12.16	— (c)	(1.28)	(1.28)	(0.05)	(0.66)	(0.71)
FOR THE YEARS ENDED AUGUST 31,

2007 - A	13.76	0.04	(0.06)	(0.02)	(0.01)	(0.84)	(0.85)
2007 - B	12.69	(0.06)	(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - C	12.74	(0.06)	(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - Institutional	14.23	0.10	(0.06)	0.04	(0.06)	(0.84)	(0.90)
2007 - Service	13.59	0.02	(0.05)	(0.03)	—	(0.84)	(0.84)

2006 - A	14.55	—	0.35	0.35	—	(1.14)	(1.14)
2006 - B	13.60	(0.10)	0.33	0.23	—	(1.14)	(1.14)
2006 - C	13.64	(0.10)	0.34	0.24	—	(1.14)	(1.14)
2006 - Institutional	14.95	0.06	0.36	0.42	—	(1.14)	(1.14)
2006 - Service	14.40	(0.01)	0.34	0.33	—	(1.14)	(1.14)

2005 - A	12.24	(0.02)	3.02	3.00	—	(0.69)	(0.69)
2005 - B	11.56	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - C	11.60	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - Institutional	12.52	0.04	3.08	3.12	—	(0.69)	(0.69)
2005 - Service	12.13	(0.03)	2.99	2.96	—	(0.69)	(0.69)

2004 - A	11.61	(0.04)	1.38	1.34	(0.02)	(0.69)	(0.71)
2004 - B	11.06	(0.13)	1.32	1.19	—	(0.69)	(0.69)
2004 - C	11.10	(0.13)	1.32	1.19	—	(0.69)	(0.69)
2004 - Institutional	11.84	0.01	1.41	1.42	(0.05)	(0.69)	(0.74)
2004 - Service	11.53	(0.05)	1.36	1.31	(0.02)	(0.69)	(0.71)

2003 - A	9.36	0.02	2.23	2.25	—	—	—
2003 - B	8.99	(0.05)	2.12	2.07	—	—	—
2003 - C	9.01	(0.05)	2.14	2.09	—	—	—
2003 - Institutional	9.51	0.06	2.27	2.33	—	—	—
2003 - Service	9.30	0.01	2.22	2.23	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Amount is less than 0.005% per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.21	(16.24)%	$216,034	1.25	%(d)	0.22	%(d)	1.36	%(d)	0.11	%(d)	65%
9.21	(16.58)	7,272	2.00	(d)	(0.52	)(d)	2.11	(d)	(0.63	)(d)	65
9.25	(16.59)	16,176	2.00	(d)	(0.51	)(d)	2.11	(d)	(0.62	)(d)	65
10.59	(16.05)	608,637	0.85	(d)	0.62	(d)	0.96	(d)	0.51	(d)	65
10.06	(16.32)	4,750	1.35	(d)	0.12	(d)	1.46	(d)	0.01	(d)	65
10.16	(11.29)	9	1.50	(d)	0.24	(d)	1.61	(d)	0.13	(d)	65
10.17	(11.21)	9	1.00	(d)	0.67	(d)	1.11	(d)	0.56	(d)	65

12.89	(0.76)	208,875	1.26		0.24		1.34		0.16		154
11.74	(1.52)	10,875	2.01		(0.51)		2.09		(0.59)		154
11.79	(1.44)	21,631	2.01		(0.51)		2.09		(0.59)		154
13.37	(0.32)	575,499	0.86		0.64		0.94		0.56		154
12.72	(0.80)	26,406	1.36		0.14		1.44		0.06		154

13.76	2.42	185,508	1.27		—	(e)	1.37		(0.09)		151
12.69	1.66	16,197	2.02		(0.75)		2.11		(0.84)		151
12.74	1.65	25,899	2.02		(0.75)		2.11		(0.84)		151
14.23	2.77	504,101	0.87		0.40		0.97		0.30		151
13.59	2.30	29,501	1.37		(0.09)		1.46		(0.18)		151

14.55	24.97	154,877	1.33		(0.15)		1.41		(0.23)		149
13.60	24.07	19,555	2.08		(0.89)		2.16		(0.97)		149
13.64	24.09	24,901	2.08		(0.90)		2.16		(0.98)		149
14.95	25.57	328,912	0.93		0.25		1.01		0.17		149
14.40	24.86	38,412	1.43		(0.26)		1.51		(0.34)		149

12.24	11.87	114,684	1.33		(0.30)		1.43		(0.40)		153
11.56	11.08	19,642	2.08		(1.04)		2.18		(1.14)		153
11.60	11.05	20,915	2.08		(1.05)		2.18		(1.15)		153
12.52	12.31	145,003	0.93		0.10		1.03		—	(e)	153
12.13	11.79	42,618	1.43		(0.40)		1.53		(0.50)		153

11.61	24.04	89,340	1.34		0.25		1.52		0.07		149
11.06	23.03	19,408	2.09		(0.51)		2.27		(0.69)		149
11.10	23.09	16,463	2.09		(0.51)		2.27		(0.69)		149
11.84	24.50	111,957	0.94		0.65		1.12		0.47		149
11.53	23.87	40,775	1.44		0.15		1.62		(0.03)		149

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)

2008 - A	$33.30	$0.16		$(3.72)	$(3.56)	$(0.34)	$(3.42)	$(3.76)
2008 - B	31.17	0.04		(3.47)	(3.43)	(0.11)	(3.42)	(3.53)
2008 - C	31.01	0.04		(3.44)	(3.40)	(0.16)	(3.42)	(3.58)
2008 - Institutional	34.07	0.22		(3.79)	(3.57)	(0.48)	(3.42)	(3.90)
2008 - Service	32.98	0.14		(3.67)	(3.53)	(0.28)	(3.42)	(3.70)
2008 - R (Commenced November 30, 2007)	33.02	0.06		(3.33)	(3.27)	(0.48)	(3.42)	(3.90)
2008 - IR (Commenced November 30, 2007)	33.02	0.10		(3.35)	(3.25)	(0.49)	(3.42)	(3.91)
FOR THE YEARS ENDED AUGUST 31,

2007 - A	31.79	0.28		2.61	2.89	(0.27)	(1.11)	(1.38)
2007 - B	29.92	0.03		2.45	2.48	(0.12)	(1.11)	(1.23)
2007 - C	29.78	0.02		2.45	2.47	(0.13)	(1.11)	(1.24)
2007 - Institutional	32.48	0.42		2.66	3.08	(0.38)	(1.11)	(1.49)
2007 - Service	31.50	0.24		2.59	2.83	(0.24)	(1.11)	(1.35)

2006 - A	29.13	0.24		2.53	2.77	(0.11)	—	(0.11)
2006 - B	27.52	—	(d)	2.40	2.40	—	—	—
2006 - C	27.39	0.01		2.38	2.39	—	—	—
2006 - Institutional	29.72	0.38		2.56	2.94	(0.18)	—	(0.18)
2006 - Service	28.88	0.21		2.50	2.71	(0.09)	—	(0.09)

2005 - A	25.81	0.26	(e)	3.28	3.54	(0.22)	—	(0.22)
2005 - B	24.39	0.05	(e)	3.09	3.14	(0.01)	—	(0.01)
2005 - C	24.30	0.05	(e)	3.07	3.12	(0.03)	—	(0.03)
2005 - Institutional	26.32	0.36	(e)	3.37	3.73	(0.33)	—	(0.33)
2005 - Service	25.60	0.23	(e)	3.25	3.48	(0.20)	—	(0.20)

2004 - A	22.57	0.11		3.20	3.31	(0.07)	—	(0.07)
2004 - B	21.42	(0.08)		3.05	2.97	—	—	—
2004 - C	21.34	(0.08)		3.04	2.96	—	—	—
2004 - Institutional	23.00	0.21		3.27	3.48	(0.16)	—	(0.16)
2004 - Service	22.40	0.08		3.19	3.27	(0.07)	—	(0.07)

2003 - A	20.18	0.09		2.31	2.40	(0.01)	—	(0.01)
2003 - B	19.28	(0.06)		2.20	2.14	—	—	—
2003 - C	19.20	(0.06)		2.20	2.14	—	—	—
2003 - Institutional	20.57	0.17		2.37	2.54	(0.11)	—	(0.11)
2003 - Service	20.03	0.07		2.30	2.37	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.03% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$25.98	(12.01)%	$619,815	0.95% (c)		1.00% (c)		1.12	%(c)	0.83	%(c)	45%
24.21	(12.35)	106,029	1.70	(c)	0.26	(c)	1.87	(c)	0.09	(c)	45
24.03	(12.33)	71,042	1.70	(c)	0.25	(c)	1.87	(c)	0.08	(c)	45
26.60	(11.84)	344,104	0.55	(c)	1.37	(c)	0.72	(c)	1.20	(c)	45
25.75	(12.01)	10,227	1.05	(c)	0.90	(c)	1.22	(c)	0.73	(c)	45
25.85	(11.32)	9	1.20	(c)	0.82	(c)	1.37	(c)	0.65	(c)	45
25.86	(11.24)	9	0.70	(c)	1.25	(c)	0.87	(c)	1.08	(c)	45

33.30	9.11	863,259	0.95		0.82		1.10		0.67		119
31.17	8.27	154,414	1.70		0.09		1.85		(0.06)		119
31.01	8.27	100,803	1.70		0.07		1.85		(0.08)		119
34.07	9.56	594,020	0.55		1.22		0.70		1.07		119
32.98	9.01	15,884	1.05		0.72		1.20		0.57		119

31.79	9.51	611,999	0.99		0.79		1.15		0.64		129
29.92	8.72	78,110	1.75		0.01		1.90		(0.13)		129
29.78	8.73	36,628	1.75		0.03		1.90		(0.12)		129
32.48	9.97	644,250	0.59		1.22		0.75		1.06		129
31.50	9.39	13,019	1.09		0.70		1.25		0.55		129

29.13	13.75	477,204	1.09		0.93	(e)	1.19		0.83	(e)	142
27.52	12.87	108,595	1.84		0.19	(e)	1.94		0.09	(e)	142
27.39	12.86	38,380	1.84		0.20	(e)	1.94		0.10	(e)	142
29.72	14.16	269,545	0.69		1.23	(e)	0.79		1.13	(e)	142
28.88	13.61	10,328	1.15		0.84	(e)	1.25		0.74	(e)	142

25.81	14.71	398,346	1.13		0.43		1.25		0.31		112
24.39	13.87	115,492	1.88		(0.32)		2.00		(0.44)		112
24.30	13.87	38,656	1.88		(0.32)		2.00		(0.44)		112
26.32	15.18	140,587	0.73		0.83		0.85		0.71		112
25.60	14.60	9,215	1.23		0.33		1.35		0.21		112

22.57	11.90	351,673	1.15		0.44		1.26		0.33		74
21.42	11.10	118,993	1.90		(0.31)		2.01		(0.42)		74
21.34	11.15	36,546	1.90		(0.31)		2.01		(0.42)		74
23.00	12.40	131,457	0.75		0.84		0.86		0.73		74
22.40	11.83	7,717	1.25		0.34		1.36		0.23		74

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)

2008 - A	$20.66	$0.34		$(1.27)	$(0.93)	$(0.21)	$(1.20)	$(1.41)
2008 - B	20.50	0.26		(1.27)	(1.01)	(0.13)	(1.20)	(1.33)
2008 - C	20.46	0.26		(1.27)	(1.01)	(0.13)	(1.20)	(1.33)
2008 - Institutional	20.95	0.39		(1.30)	(0.91)	(0.25)	(1.20)	(1.45)
2008 - Service	20.70	0.36		(1.29)	(0.93)	(0.20)	(1.20)	(1.40)
FOR THE YEARS ENDED AUGUST 31,

2007 - A	20.68	0.56		1.52	2.08	(0.60)	(1.50)	(2.10)
2007 - B	20.52	0.41		1.51	1.92	(0.44)	(1.50)	(1.94)
2007 - C	20.49	0.41		1.51	1.92	(0.45)	(1.50)	(1.95)
2007 - Institutional	20.94	0.66		1.53	2.19	(0.68)	(1.50)	(2.18)
2007 - Service	20.66	0.56		1.53	2.09	(0.55)	(1.50)	(2.05)

2006 - A	19.88	0.46		0.74	1.20	(0.40)	—	(0.40)
2006 - B	19.73	0.30		0.74	1.04	(0.25)	—	(0.25)
2006 - C	19.71	0.31		0.72	1.03	(0.25)	—	(0.25)
2006 - Institutional	20.12	0.55		0.75	1.30	(0.48)	—	(0.48)
2006 - Service	19.89	0.44		0.70	1.14	(0.37)	—	(0.37)

2005 - A	18.63	0.36	(e)	1.26	1.62	(0.37)	—	(0.37)
2005 - B	18.49	0.21	(e)	1.26	1.47	(0.23)	—	(0.23)
2005 - C	18.47	0.21	(e)	1.26	1.47	(0.23)	—	(0.23)
2005 - Institutional	18.66	0.47	(e)	1.44	1.91	(0.45)	—	(0.45)
2005 - Service	18.67	0.33	(e)	1.27	1.60	(0.38)	—	(0.38)

2004 - A	17.21	0.31		1.48	1.79	(0.37)	—	(0.37)
2004 - B	17.08	0.17		1.47	1.64	(0.23)	—	(0.23)
2004 - C	17.07	0.17		1.47	1.64	(0.24)	—	(0.24)
2004 - Institutional	17.24	0.38		1.48	1.86	(0.44)	—	(0.44)
2004 - Service	17.25	0.28		1.49	1.77	(0.35)	—	(0.35)

2003 - A	16.28	0.40		0.96	1.36	(0.43)	—	(0.43)
2003 - B	16.16	0.28		0.95	1.23	(0.31)	—	(0.31)
2003 - C	16.15	0.28		0.94	1.22	(0.30)	—	(0.30)
2003 - Institutional	16.31	0.47		0.95	1.42	(0.49)	—	(0.49)
2003 - Service	16.30	0.39		0.97	1.36	(0.41)	—	(0.41)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 112% for the six months ended February 29, 2008. Prior years include the effect of mortgage dollar roll transactions, if any.
(d)	Annualized.
(e)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.20% of average net assets.
(f)	The effects of rounding net asset value in connection with a significant transaction during the period resulted in an increase in total return and expense ratio of 0.88% and 0.06%, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$18.32	(4.96)%	$164,010	1.04	%(d)	3.40	%(d)	1.32	%(d)	3.12	%(d)	129%
18.16	(5.38)	14,675	1.79	(d)	2.65	(d)	2.07	(d)	2.37	(d)	129
18.12	(5.36)	8,295	1.79	(d)	2.67	(d)	2.07	(d)	2.37	(d)	129
18.59	(4.79)	3,253	0.64	(d)	3.83	(d)	0.92	(d)	3.53	(d)	129
18.37	(4.92)	1	1.14	(d)	3.52	(d)	1.42	(d)	3.24	(d)	129

20.66	10.53	180,905	1.06		2.72		1.31		2.47		63
20.50	9.71	16,906	1.81		1.97		2.06		1.72		63
20.46	9.72	7,696	1.81		1.97		2.06		1.72		63
20.95	10.99	3,187	0.66		3.14		0.91		2.89		63
20.70	10.53	2	1.16		2.60		1.41		2.35		63

20.68	6.08	178,220	1.11		2.29		1.27		2.13		256
20.52	5.32	20,462	1.86		1.51		2.02		1.35		256
20.49	5.30	6,244	1.86		1.55		2.02		1.39		256
20.94	6.51	2,088	0.71		2.71		0.87		2.55		256
20.66	5.80	1	1.21		2.09		1.37		1.93		256

19.88	8.80	195,531	1.14		1.84	(e)	1.31		1.67	(e)	228
19.73	8.00	29,093	1.89		1.10	(e)	2.06		0.93	(e)	228
19.71	8.00	6,080	1.89		1.09	(e)	2.06		0.92	(e)	228
20.12	10.36 (f)	2,052	0.80	(f)	2.14	(e)	0.93		2.01	(e)	228
19.89	8.66	1	1.24		1.68	(e)	1.41		1.51	(e)	228

18.63	10.47	169,436	1.15		1.68		1.30		1.53		208
18.49	9.67	31,067	1.90		0.93		2.05		0.78		208
18.47	9.63	5,803	1.90		0.93		2.05		0.78		208
18.66	10.88	2,127	0.75		2.08		0.90		1.93		208
18.67	10.34	1	1.25		1.63		1.40		1.48		208

17.21	8.54	130,111	1.16		2.43		1.38		2.21		192
17.08	7.73	28,204	1.91		1.69		2.13		1.47		192
17.07	7.72	5,746	1.91		1.69		2.13		1.47		192
17.24	8.95	2,150	0.76		2.85		0.98		2.63		192
17.25	8.53	12	1.26		2.36		1.48		2.14		192

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)

2008 - A	$15.90	$0.24	$(1.23)	$(0.99)	$(0.48)	$(1.38)	$(1.86)
2008 - B	15.67	0.18	(1.21)	(1.03)	(0.39)	(1.38)	(1.77)
2008 - C	15.64	0.18	(1.21)	(1.03)	(0.38)	(1.38)	(1.76)
2008 - Institutional	16.28	0.27	(1.25)	(0.98)	(0.54)	(1.38)	(1.92)
2008 - Service	15.93	0.22	(1.21)	(0.99)	(0.47)	(1.38)	(1.85)
2008 - R (commenced November 30, 2007)	16.57	(0.01)	(1.65)	(1.66)	(0.54)	(1.38)	(1.92)
2008 - IR (commenced November 30, 2007)	16.57	0.01	(1.65)	(1.64)	(0.55)	(1.38)	(1.93)
FOR THE YEARS ENDED AUGUST 31,

2007 - A	14.29	0.30	2.33	2.63	(0.17)	(0.85)	(1.02)
2007 - B	14.09	0.15	2.34	2.49	(0.06)	(0.85)	(0.91)
2007 - C	14.09	0.15	2.33	2.48	(0.08)	(0.85)	(0.93)
2007 - Institutional	14.59	0.38	2.38	2.76	(0.22)	(0.85)	(1.07)
2007 - Service	14.31	0.26	2.37	2.63	(0.16)	(0.85)	(1.01)

2006 - A	11.70	0.21	2.57	2.63	(0.11)	(0.08)	(0.19)
2006 - B	11.53	0.08	2.57	2.49	(0.01)	(0.08)	(0.09)
2006 - C	11.54	0.09	2.56	2.48	(0.02)	(0.08)	(0.10)
2006 - Institutional	11.93	0.27	2.61	2.76	(0.14)	(0.08)	(0.22)
2006 - Service	11.73	0.18	2.59	2.63	(0.11)	(0.08)	(0.19)

2005 - A	9.49	0.18	2.10	2.28	(0.07)	—	(0.07)
2005 - B	9.37	0.08	2.08	2.16	—	—	—
2005 - C	9.37	0.08	2.09	2.17	—	—	—
2005 - Institutional	9.68	0.22	2.14	2.36	(0.11)	—	(0.11)
2005 - Service	9.54	0.29	1.98	2.27	(0.08)	—	(0.08)

2004 - A	7.66	0.10	1.80	1.90	(0.07)	—	(0.07)
2004 - B	7.56	0.04	1.80	1.84	(0.03)	—	(0.03)
2004 - C	7.56	0.04	1.79	1.83	(0.02)	—	(0.02)
2004 - Institutional	7.80	0.15	1.84	1.99	(0.11)	—	(0.11)
2004 - Service	7.70	0.15	1.77	1.92	(0.08)	—	(0.08)

2003 - A	7.35	0.08	0.28	0.36	(0.05)	—	(0.05)
2003 - B	7.24	0.04	0.28	0.32	— (c)	—	— (c)
2003 - C	7.25	0.04	0.28	0.32	(0.01)	—	(0.01)
2003 - Institutional	7.49	0.12	0.29	0.41	(0.10)	—	(0.10)
2003 - Service	7.39	0.10	0.27	0.37	(0.06)	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$13.05	(7.43)%	$1,353,803	1.20	%(d)	3.21	%(d)	1.26	%(d)	3.15	%(d)	84%
12.87	(7.79)	16,947	1.95(d)		2.41	(d)	2.01	(d)	2.35	(d)	84
12.85	(7.78)	12,569	1.95(d)		2.46	(d)	2.01	(d)	2.40	(d)	84
13.38	(7.29)	3,127,567	0.80(d)		3.57	(d)	0.86	(d)	3.51	(d)	84
13.09	(7.57)	60,630	1.30(d)		2.91	(d)	1.36	(d)	2.85	(d)	84
12.99	(11.24)	9	1.45(d)		(0.26	)(d)	1.51	(d)	(0.32	)(d)	84
13.00	(11.13)	9	0.95(d)		0.19	(d)	1.01	(d)	0.13	(d)	84

15.90	19.12	1,495,073	1.22		1.96		1.26		1.92		56
15.67	18.28	19,124	1.97		0.98		2.01		0.94		56
15.64	18.21	13,961	1.97		0.98		2.01		0.94		56
16.28	19.63	3,255,644	0.82		2.38		0.86		2.34		56
15.93	19.11	55,340	1.32		1.67		1.36		1.63		56

14.29	24.02	739,861	1.26		1.63		1.35		1.54		59
14.09	23.18	10,306	2.02		0.64		2.11		0.55		59
14.09	23.10	7,110	2.02		0.67		2.11		0.58		59
14.59	24.52	1,661,909	0.86		2.01		0.95		1.92		59
14.31	23.87	40,369	1.37		1.38		1.46		1.29		59

11.70	24.12	293,591	1.39		1.64		1.40		1.63		73
11.53	23.05	8,075	2.14		0.75		2.15		0.74		73
11.54	23.16	4,824	2.14		0.75		2.15		0.74		73
11.93	24.51	697,144	0.99		1.96		1.00		1.95		73
11.73	23.93	22,429	1.49		2.33		1.50		2.32		73

9.49	24.85	130,291	1.59		1.08		1.68		0.99		99
9.37	24.31	6,408	2.16		0.45		2.25		0.36		99
9.37	24.28	3,747	2.16		0.43		2.25		0.34		99
9.68	25.71	261,118	1.01		1.65		1.10		1.56		99
9.54	25.08	144	1.51		1.55		1.60		1.46		99

7.66	5.00	95,015	1.67		1.12		1.84		0.95		122
7.56	4.45	5,574	2.17		0.56		2.34		0.39		122
7.56	4.38	3,646	2.17		0.64		2.34		0.47		122
7.80	5.64	158,021	1.02		1.73		1.19		1.56		122
7.70	5.14	31	1.52		1.45		1.69		1.28		122

The accompanying notes are an integral part of these financial statements.       119

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended February 29, 2008
          As a shareholder of Class A, Class B, Class C, Institutional, Service, Class R or Class IR Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class R and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2007 through February 29, 2008.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured Large Cap				Structured Large Cap Value				Structured Small Cap Equity												Structured International
	Growth Fund				Fund				Fund				Structured U.S. Equity Fund				Balanced Fund				Equity Fund

				Expenses				Expenses				Expenses				Expenses				Expenses				Expenses
				Paid				Paid				Paid				Paid				Paid				Paid
	Beginning	Ending		for the	Beginning	Ending		for the	Beginning	Ending		for the	Beginning	Ending		for the	Beginning	Ending		for the	Beginning	Ending		for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	9/1/07	2/29/08		2/29/08*	9/1/07	2/29/08		2/29/08*	9/1/07	2/29/08		2/29/08*	9/1/07	2/29/08		2/29/08*	9/1/07	2/29/08		2/29/08*	9/1/07	2/29/08		2/29/08*

Class A
Actual	$1,000	$888.30		$4.46	$1,000	$860.30		$4.39	$1,000	$837.60		$5.70	$1,000	$879.90		$4.44	$1,000	$950.40		$5.02	$1,000	$925.70		$5.76
Hypothetical 5% return	1,000	1,020.14	+	4.77	1,000	1,020.14	+	4.77	1,000	1,018.66	+	6.27	1,000	1,020.14	+	4.77	1,000	1,019.64	+	5.20	1,000	1,018.88	+	6.04

Class B
Actual	1,000	884.50		7.96	1,000	857.40		7.85	1,000	834.20		9.11	1,000	876.50		7.93	1,000	946.20		8.64	1,000	922.10		9.33
Hypothetical 5% return	1,000	1,016.41	+	8.52	1,000	1,016.41	+	8.52	1,000	1,014.93	+	10.01	1,000	1,016.41	+	8.52	1,000	1,015.91	+	8.95	1,000	1,015.15	+	9.78

Class C
Actual	1,000	884.50		7.96	1,000	857.30		7.85	1,000	834.10		9.11	1,000	876.70		7.93	1,000	946.40		8.65	1,000	922.20		9.33
Hypothetical 5% return	1,000	1,016.41	+	8.52	1,000	1,016.41	+	8.53	1,000	1,014.93	+	10.01	1,000	1,016.41	+	8.52	1,000	1,015.91	+	8.96	1,000	1,015.15	+	9.78

Institutional
Actual	1,000	889.70		2.58	1,000	862.10		2.54	1,000	839.50		3.89	1,000	881.60		2.55	1,000	952.10		3.09	1,000	927.10		3.85
Hypothetical 5% return	1,000	1,022.13	+	2.76	1,000	1,022.13	+	2.76	1,000	1,020.64	+	4.27	1,000	1,022.15	+	2.74	1,000	1,021.63	+	3.20	1,000	1,020.87	+	4.03

Service
Actual	1,000	887.60		4.96	1,000	859.60		4.89	1,000	836.80		6.09	1,000	879.90		4.92	1,000	950.80		5.53	1,000	924.30		6.27
Hypothetical 5% return	1,000	1,019.60	+	5.31	1,000	1,019.60	+	5.31	1,000	1,018.23	+	6.69	1,000	1,019.63	+	5.29	1,000	1,020.19	+	5.72	1,000	1,018.35	+	6.58

Class R #
Actual	1,000	877.70		2.68	1,000	895.20		2.72	1,000	887.10		3.41	1,000	886.80		2.73					1,000	887.60		3.36
Hypothetical 5% return	1,000	1,009.72	+	2.87	1,000	1,009.70	+	2.88	1,000	1,008.96	+	3.62	1,000	1,009.68	+	2.90	N/A	N/A		N/A	1,000	1,009.01	+	3.57

Class IR #
Actual	1,000	878.10		1.72	1,000	896.30		1.70	1,000	887.90		2.39	1,000	887.60		1.68					1,000	888.70		2.28
Hypothetical 5% return	1,000	1,012.57	+	1.85	1,000	1,012.57	+	1.81	1,000	1,012.57	+	2.54	1,000	1,012.57	+	1.79	N/A	N/A		N/A	1,000	1,012.57	+	2.43

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 29, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class R	Class IR

Structured Large Cap Growth	0.95%	1.70%	1.70%	0.55%	1.05%	1.20%	0.70%
Structured Large Cap Value	0.95	1.70	1.70	0.55	1.05	1.20	0.70
Structured Small Cap Equity	1.25	2.00	2.00	0.85	1.35	1.50	1.00
Structured U.S. Equity	0.95	1.70	1.70	0.55	1.05	1.20	0.70
Balanced	1.04	1.79	1.79	0.64	1.14	N/A	N/A
Structured International Equity	1.20	1.95	1.95	0.80	1.30	1.45	0.95

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

#	Class R and Class IR commenced operations on November 30, 2007.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $809.2 billion in assets under management as of December 31, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪  Emerging Markets Debt Fund
▪ Local Emerging Markets Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  All Cap Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International Equity Fund
▪  Japanese Equity Fund
▪  Structured International Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets
Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and Premium Fund
▪  International Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Structured International Tax-Managed
Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement Strategies or Specialty category.
 The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary
GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.
Copyright 2008 Goldman, Sachs & Co. All rights reserved. 08-7042 STRUCTSAR  / 167.8K / 04-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 8, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 8, 2008